PRUDENTIAL WORLD FUND, INC.

o GLOBAL SERIES
o INTERNATIONAL STOCK SERIES

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PROSPECTUS DATED JANUARY 7, 1998
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Prudential World Fund, Inc. (the Fund) is an open-end, diversified management investment company. The Fund consists of two series: Global Series and International Stock Series (individually, a Series and collectively, the Series).


THE GLOBAL SERIES' INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM GROWTH OF CAPITAL, WITH INCOME AS A SECONDARY OBJECTIVE. The Global Series seeks to achieve its objective through investment in a diversified portfolio of securities which will consist of marketable securities of U.S. and non-U.S. issuers. Global Series may invest in all types of common stock and equivalents (such as convertible debt securities and warrants), preferred stock, bonds and other debt obligations, including money market instruments, of foreign and domestic companies and governments, governmental agencies and international organizations.

INTERNATIONAL STOCK SERIES' INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL THROUGH INVESTMENT IN EQUITY SECURITIES OF FOREIGN ISSUERS. INCOME IS A SECONDARY OBJECTIVE. International Stock Series seeks to achieve its objective primarily through investment in a diversified portfolio of securities which will consist of equity securities of foreign issuers. International Stock Series will, under normal circumstances, invest at least 65% of the value of its total assets in common stock and preferred stock of issuers located in at least three foreign countries. International Stock Series may invest up to 35% of its total assets in; (i) other equity-related securities of foreign issuers; (ii) common stock, preferred stock, and other equity-related securities of U.S. issuers;
(iii) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities; and (iv) high-quality domestic money market instruments and short-term fixed income securities.


Each Series also may engage in derivative transactions, such as those involving stock options, options on debt securities, options on stock indices, and foreign currency futures contracts and options thereon so as to hedge its portfolio and to attempt to enhance return. There can be no assurance that either Series' investment objective will be achieved. See "How the Fund Invests--Investment Objectives and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is
(800) 225-1852.

Either Series is not intended to constitute a complete investment program. Because of its objective and policies, including its international orientation, each Series may be considered of a speculative nature and subject to greater investment risks than are assumed by certain other investment companies which invest solely in domestic securities. See "How the Fund Invests--Risks and Special Considerations."


This Prospectus sets forth concisely the information about each Series that a prospective investor should know before investing. Additional information about each Series has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information, dated January 7, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.


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Investors are advised to read this Prospectus and retain it for future reference.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                SERIES HIGHLIGHTS


     The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

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WHAT ARE THE GLOBAL SERIES AND THE INTERNATIONAL STOCK SERIES?

     Each Series is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, each Series is a series of Prudential World Fund, Inc., an open-end, diversified management investment company.

WHAT ARE EACH SERIES' INVESTMENT OBJECTIVE?

     GLOBAL SERIES: Global Series' investment objective is to seek long-term growth of capital with income as a secondary objective. Global Series seeks to achieve this objective through investment in a diversified portfolio of marketable securities of U.S. and non-U.S. issuers. There can be no assurance that Global Series' investment objective will be achieved. See "How the Fund Invests--Investment Objectives and Policies" at page 15.

     INTERNATIONAL STOCK SERIES: International Stock Series' investment objective is to achieve long-term growth of capital through investment in equity securities of foreign issuers. Income is a secondary objective. International Stock Series' seeks to achieve this objective primarily through investment in a diversified portfolio of equity securities of foreign issuers. There can be no assurance that International Stock Series' investment objective will be achieved. See "How the Fund Invests--Investment Objectives and Policies" at page 16.

WHAT ARE EACH SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?

     GLOBAL SERIES: While the Global Series is not required to maintain any particular geographic or currency mix of its investments, under normal circumstances, Global Series intends to maintain investments in a minimum of four countries, one of which may be the United States. Global Series may, from time to time, invest up to 65% of its assets in companies and governments located in any one country. Global Series may invest in all types of equity-related securities and debt obligations, including money market instruments, of foreign and domestic companies, governments, government agencies and international organizations. See "How the Fund Invests--Investment Objectives and Policies" at page 15. Investing in securities of foreign companies and countries involves certain considerations and risks not typically associated with investments in U.S. Government securities and securities of domestic companies. See "How the Fund Invests--Risks and Special Considerations" at page
24. Global Series may also engage in hedging and return enhancement strategies, including derivatives, the purchase and sale of put and call options, foreign currency forward contracts, options and futures transactions and related short-term trading. See "How the Fund Invests--Hedging and Return Enhancement Strategies" at page 18. As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.

     INTERNATIONAL STOCK SERIES: While the International Stock Series' is not required to maintain any particular geographic or currency mix of its investments, under normal circumstances, International Stock Series' intends to invest at least 65% of its total assets in common stock and preferred stock of issuers located in at least three foreign countries. International Stock Series may invest up to 35% of its total assets in (i) other equity-related securities of foreign issuers; (ii) common stock, preferred stock, and other equity-related securities of U.S. issuers; (iii) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities; and (iv) high-quality domestic money market instruments and short-term fixed income securities. See "How the Fund Invests--Investment Objectives and Policies" at page 16. Investing in securities of foreign companies and countries involves certain considerations and risks not typically associated with investments in U.S. Government securities and securities of domestic companies. See "How the Fund Invests--Risks and Special Considerations" at page 24. International Stock Series may also engage in hedging and return enhancement strategies, including derivatives, the purchase and sale of put and call options, foreign currency forward contracts, options and futures transactions and related short-term trading. See "How the Fund Invests--Hedging and Return Enhancement Strategies" at page 18. As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.

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WHO MANAGES THE SERIES?

     Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .75 of 1% of Global Series average daily net assets and 1% of International Stock Series average daily net assets. As of November 30, 1997, PIFM served as manager or administrator to 64 investment companies, including 42 mutual funds, with aggregate assets of approximately $60 billion. See "How the Fund is Managed--Manager" at page 25. The Prudential Investment Corporation, which does business under the name of Prudential Investments (PI, the Subadviser or the Investment Adviser), furnishes investment advisory services in connection with the management of Global Series under a Subadvisory Agreement with PIFM. Mercator Asset Management, L.P. (Mercator or, together with PI, the Subadvisers and individually, a Subadviser) furnishes investment advisory services in connection with the management of International Stock Series under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Subadvisers" at page 25.


WHO DISTRIBUTES THE FUND'S SHARES?

     Prudential Securities Incorporated (Prudential Securities or the Distributor), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's Class A, Class B, Class C and Class Z shares and is paid an annual distribution and service fee which is currently being charged at the rate of .25 of 1% of the average daily net assets of the Class A shares, and at the annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Distributor incurs the expense of distributing each Series' Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed or paid for by the Series. See "How the Fund is Managed--Distributor" at page 27.


WHAT IS THE MINIMUM INVESTMENT?

     The minimum initial investment is $1,000 per class for Class A and Class B shares and $5,000 for Class C shares. There is no minimum initial investment requirement for investors who qualify to purchase Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares for which there is no such minimum. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors and for purchases made in connection with the "Best Minds" program sponsored by the Distributor. For purchases made through the Automatic Savings Accumulation Plan the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 33 and "Shareholder Guide--Shareholder Services" at page 43.


HOW DO I PURCHASE SHARES?

     You may purchase shares of a Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from each Series, through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. See "How the Fund Values Its Shares" at page 29 and "Shareholder Guide--How to Buy Shares of the Fund" at page 33.


WHAT ARE MY PURCHASE ALTERNATIVES?

     Each Series offers four classes of shares:

     o Class A Shares:  Sold with an initial sales charge of up to 5% of the offering price.

     o Class B Shares:  Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

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     o Class C Shares: Sold without an initial sales charge and, for one year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

     o Class Z Shares: Sold without either an initial sales charge or CDSC to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution-related expenses.

     See "Shareholder Guide--Alternative Purchase Plan" at page 34.


HOW DO I SELL MY SHARES?

     You may redeem shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 37. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about selling their Class Z shares.


HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

     Each Series expects to pay dividends of net investment income and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the respective Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 30.

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                                                FUND EXPENSES--GLOBAL SERIES

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SHAREHOLDER TRANSACTIONS EXPENSES+                      CLASS A SHARES       CLASS B SHARES       CLASS C SHARES      CLASS Z SHARES
                                                        --------------       --------------       --------------      --------------

   Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price) ...............      5%                  None                 None                None
   Maximum Sales Load or Deferred Sales Load
     Imposed on Reinvested Dividends ...................     None                 None                 None                None
   Deferred Sales Load (as a percentage of original
     purchase price or redemption proceeds,
     whichever is lower) ...............................     None          5% during the first   1% on redemptions         None
                                                                           year, decreasing by    made within one
                                                                          1% annually to 1% in    year of purchase
                                                                           the fifth and sixth
                                                                             years and 0% the
                                                                              seventh year*
   Redemption Fees .....................................     None                 None                 None                None
   Exchange Fees .......................................     None                 None                 None                None


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)                 CLASS A SHARES       CLASS B SHARES       CLASS C SHARES      CLASS Z SHARES
                                                        --------------       --------------       --------------      --------------

   Management Fees .....................................     .75%                 .75%                 .75%                .75%
   12b-1 Fees (after reduction) ........................     .25%++               .93%                1.00%                None
   Other Expenses ......................................     .39%                 .39%                 .39%                .39%
                                                            ----                 ----                 ----                ----
   Total Fund Operating Expenses (after reduction) .....    1.39%                2.07%                2.14%               1.14%
                                                            ====                 ====                 ====                ====


                                                                                               1         3        5        10
EXAMPLE                                                                                       YEAR     YEARS    YEARS     YEARS
                                                                                              ----     -----    -----     -----
   You would pay the following expenses on a $1,000 investment, assuming
     (1) 5% annual return and (2) redemption at the end of each time period:

         Class A ...........................................................................   $63      $92      $122      $209
         Class B ...........................................................................   $71      $95      $121      $214
         Class C ...........................................................................   $32      $67      $115      $247
         Class Z ...........................................................................   $12      $36      $ 63      $139
   You would pay the following expenses on the same investment, assuming no redemption:
         Class A ...........................................................................   $63      $92      $122      $209
         Class B ...........................................................................   $21      $65      $111      $214
         Class C ...........................................................................   $22      $67      $115      $247
         Class Z ...........................................................................   $12      $36      $ 63      $139

The above example is based on data for the Global Series' fiscal year ended
October 31, 1997. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.


The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Global Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed". "Other Expenses" includes operating expenses of the Global Series such as Directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees and franchise taxes.

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* Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature--Class B Shares."

+ Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Global Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Global Series rather than on a per shareholder basis. Therefore long-term shareholders of the Global Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."


++ Although the Class A Distribution and Service Plan provides that the Global Series may pay up to an annual rate of .30 of 1% of the average daily net assets of the Class A Shares, the Distributor has agreed to limit its distribution fees with respect to Class A shares of the Fund to .25 of 1% of the average daily net assets value of the Class A shares for the fiscal year ending October 31, 1998. Total operating expenses without such limitation would be 1.44%. See "How the Fund is Managed--Distributor."



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                                   FUND EXPENSES--INTERNATIONAL STOCK SERIES

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SHAREHOLDER TRANSACTIONS EXPENSES+                      CLASS A SHARES       CLASS B SHARES       CLASS C SHARES     CLASS Z SHARES
                                                        --------------       --------------       --------------     --------------
   Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price) ...............      5%                  None                 None                None
   Maximum Sales Load or Deferred Sales Load
     Imposed on Reinvested Dividends ...................     None                 None                 None                None
   Deferred Sales Load (as a percentage of original
     purchase price or redemption proceeds,
     whichever is lower) ...............................     None          5% during the first   1% on redemptions         None
                                                                           year, decreasing by    made within one
                                                                          1% annually to 1% in    year of purchase
                                                                           the fifth and sixth
                                                                             years and 0% the
                                                                              seventh year*
   Redemption Fees .....................................     None                 None                 None                None
   Exchange Fees .......................................     None                 None                 None                None


ANNUAL SERIES OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)                 CLASS A SHARES       CLASS B SHARES       CLASS C SHARES      CLASS Z SHARES
                                                        --------------       --------------       --------------      --------------
   Management Fees .....................................    1.00%                1.00%                1.00%               1.00%
   12b-1 Fees (after reduction) ........................     .25%++              1.00%                1.00%                None

   Other Expenses ......................................     .50%                 .50%                 .50%                .50%
                                                            ----                 ----                 ----                ----
   Total Series Operating Expenses (after reduction) ...    1.75%                2.50%                2.50%               1.50%
                                                            ====                 ====                 ====                ====



                                                                                               1         3        5        10
EXAMPLE                                                                                       YEAR     YEARS    YEARS     YEARS
                                                                                              ----     -----    -----     -----
   You would pay the following expenses on a $1,000 investment, assuming
     (1) 5% annual return and (2) redemption at the end of each time period:

         Class A ...........................................................................   $67      $102     $140      $246
         Class B ...........................................................................   $75      $108     $143      $257
         Class C ...........................................................................   $35      $ 78     $133      $284
         Class Z ...........................................................................   $15      $ 47     $ 82      $179
   You would pay the following expenses on the same investment, assuming no redemption:
         Class A ...........................................................................   $67      $102     $140      $246
         Class B ...........................................................................   $25      $ 78     $133      $257
         Class C ...........................................................................   $25      $ 78     $133      $284
         Class Z ...........................................................................   $15      $ 47     $ 82      $179

The above example is based on data for the International Stock Series' fiscal year ended October 31, 1997. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in International Stock Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed". "Other Expenses" includes operating expenses of the International Stock Series, such as Directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees and franchise taxes.

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 * Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature--Class B Shares."

 + Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the International Stock Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the International Stock Series rather than on a per shareholder basis. Therefore long-term shareholders of the International Stock Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."

++ Although the Class A Distribution and Service Plan provides the Series may pay a distribution fee of up to .30 of 1% per annum of the average daily net assets of the Class A Shares, the Distributor has agreed to limit its distribution fees with respect to Class A shares of the Series to no more than .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending October 31, 1998. Total operating expenses of the Class A shares without such limitation would be 1.80%.


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                                       6

                       FINANCIAL HIGHLIGHTS--GLOBAL SERIES

       (for a share outstanding throughout each of the indicated periods)
                                (Class A Shares)



     The following financial highlights for the fiscal year ended October 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte & Touche LLP, independent auditors, for the six years ended October 31, 1996, and for the period from January 22, 1990 through October 31, 1990. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Global Series Class A share of common stock outstanding, respectively, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."




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                                                                                Class A
                                          ----------------------------------------------------------------------------------------
                                                                                                                       January 22,
                                                                                                                         1990(d)
                                                                          Year ended October 31,                         through
                                          ---------------------------------------------------------------------------  October 31,
                                            1997        1996      1995(b)     1994(b)    1993(b)   1992(b)    1991(b)   1990(b)
                                          --------    --------    --------    -------    ------    -------    -------  -----------
PER SHARE OPERATING
  PERFORMANCE:

Net asset value, beginning of
  period ...............................  $  16.62    $  15.52    $  14.89    $ 13.17    $ 9.58    $ 10.08    $ 9.19    $ 10.38
                                          --------    --------    --------    -------   -------    -------   -------    -------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss) ...........      (.01)         --         .01       (.04)     0.02       0.03      0.07       0.12
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions .........................      1.96        1.83         .81       1.76      3.57       (.53)     1.02      (1.31)
                                          --------    --------    --------    -------   -------    -------   -------    -------
Total from investment operations .......      1.95        1.83         .82       1.72      3.59       (.50)     1.09      (1.19)
                                          --------    --------    --------    -------   -------    -------   -------    -------
LESS DISTRIBUTIONS:
Dividends from net investment
  income ...............................        --          --          --         --        --         --     (0.16)        --
Distributions in excess of net
  investment income ....................      (.05)         --          --         --        --         --        --         --
Distributions paid to shareholders
  from net realized gains on investment
  and foreign currency transactions ....     (1.25)       (.73)       (.19)        --        --         --     (0.04)        --
                                          --------    --------    --------    -------   -------    -------   -------    -------
Total distributions ....................     (1.30)       (.73)       (.19)        --        --         --     (0.20)        --
                                          --------    --------    --------    -------   -------    -------   -------    -------
Net asset value, end of period .........  $  17.27    $  16.62    $  15.52    $ 14.89   $ 13.17    $  9.58   $ 10.08    $  9.19
                                          ========    ========    ========    =======   =======    =======   =======    =======
TOTAL RETURN(c) ........................     12.42%      12.33%       5.74%     13.06%    37.47%     (4.96)%   12.11%    (11.46)%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of period (000) ........  $258,080    $234,700    $222,002    $73,815   $42,021    $13,973   $14,154    $ 8,727
Average net assets (000) ...............  $265,380    $222,948    $174,316    $58,455   $21,409    $14,758   $10,593    $ 7,151
Ratios to average net assets:
  Expenses, including
    distribution fees ..................      1.39%       1.45%       1.51%      1.55%     1.56%      1.71%     1.72%      1.57%(a)
  Expenses, excluding
    distribution fees ..................      1.14%       1.20%       1.26%      1.30%     1.36%      1.51%     1.52%      1.37%(a)
  Net investment income
    (loss) .............................      0.01%      (0.04)%       .10%     (0.29)%    0.20%      0.22%     0.65%      1.61%(a)
Portfolio turnover rate ................        64%         52%         50%        49%       69%        58%      126%        35%
Average commission rate
  per share ............................   $0.0264     $0.0366         N/A        N/A       N/A        N/A       N/A         N/A

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(a)  Annualized.

(b)  Based on average shares outstanding, by class.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

(d)  Commencement of offering of Class A shares.


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                                       7

                       FINANCIAL HIGHLIGHTS--GLOBAL SERIES
       (for a share outstanding throughout each of the indicated periods)
                                (CLASS B SHARES)

     The following financial highlights for the fiscal year ended October 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte & Touche LLP, independent auditors, for the nine years ended October 31, 1996. Each of the respective reports by the Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Global Series Class B share of common stock outstanding, respectively, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

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                                                                       CLASS B
                                          --------------------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31,
                                          --------------------------------------------------------------------
                                            1997        1996       1995(a)     1994(a)     1993(a)     1992(a)
                                          --------    --------    --------    --------    --------    --------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of year ...... $  15.96    $  15.03    $  14.53    $  12.94    $   9.47    $  10.05
                                          --------    --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ............     (.12)       (.08)       (.11)       (.13)      (0.04)      (0.05)
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions ..........................     1.88        1.74         .80        1.72        3.51       (0.53)
                                          --------    --------    --------    --------    --------    --------
Total from investment operations ........     1.76        1.66         .69        1.59        3.47       (0.58)
                                          --------    --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
Dividends from net investment income ....       --          --          --          --          --          --
Distributions in excess of net invest-
  ment income ...........................     (.05)         --          --          --          --          --
Distributions paid to shareholders from
  net realized gains on investment
  and foreign currency transactions .....    (1.25)       (.73)       (.19)         --          --          --
                                          --------    --------    --------    --------    --------    --------
Total distributions .....................    (1.30)       (.73)       (.19)         --          --          --
                                          --------    --------    --------    --------    --------    --------
Net asset value, end of year ............ $  16.42    $  15.96    $  15.03    $  14.53    $  12.94    $   9.47
                                          ========    ========    ========    ========    ========    ========
TOTAL RETURN(C) .........................    11.70%      11.57%       4.98%      12.29%      36.64%      (5.77)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ......... $335,007    $326,978    $268,498    $410,520    $251,133    $178,438
Average net assets (000) ................ $350,518    $294,230    $287,656    $345,771    $183,741    $210,464
Ratios to average net assets:
  Expenses, including distribution fees .     2.07%       2.12%       2.19%       2.24%       2.24%       2.40%
  Expenses, excluding distribution fees .     1.14%       1.20%       1.27%       1.31%       1.36%       1.51%
  Net investment income (loss) ..........    (0.68)%      (.67)%      (.84)%     (0.97)%     (0.39)%     (0.47)%
Portfolio turnover rate .................       64%         52%         50%         49%         69%         58%
Average commission rate per share ....... $ 0.0264    $ 0.0366         N/A         N/A         N/A         N/A

                                           1991(a)     1990(a)     1989(a)   1988(b)(a)
                                          --------    --------    --------   ----------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of year ...... $   9.14    $  10.46    $  10.09    $   9.86
                                          --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ............       --        0.05        0.15        0.17+
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions ..........................     1.02       (1.10)       0.53        1.11
                                          --------    --------    --------    --------
Total from investment operations ........     1.02       (1.05)       0.68        1.28
                                          --------    --------    --------    --------
LESS DISTRIBUTIONS:
Dividends from net investment income ....    (0.07)      (0.18)      (0.19)      (0.07)
Distributions in excess of net invest-
  ment income ...........................     --          --            --          --
Distributions paid to shareholders from
  net realized gains on investment
  and foreign currency transactions .....    (0.04)      (0.09)      (0.12)      (0.98)
                                          --------    --------    --------    --------
Total distributions .....................    (0.11)      (0.27)      (0.31)      (1.05)
                                          --------    --------    --------    --------
Net asset value, end of period .......... $  10.05    $   9.14      $10.46    $  10.09
                                          ========    ========      ======    ========
TOTAL RETURN(c) .........................    11.29%     (10.43)%      6.92%      13.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ......... $249,582    $261,555    $385,578    $523,743
Average net assets (000) ................ $253,866    $328,467    $448,737    $571,420
Ratios to average net assets:
  Expenses, including distribution fees .     2.44%       2.23%       1.82%       1.86%(d)
  Expenses, excluding distribution fees .     1.53%       1.37%       1.34%       1.17%(d)
  Net investment income (loss) ..........    (0.01)%      0.51%       1.45%       1.71%(d)
Portfolio turnover rate .................      126%         35%         60%         82%
Average commission rate per share .......      N/A         N/A         N/A         N/A

--------------
     (a)  Based on average shares outstanding, by class.
     (b)  On March 1, 1988, Prudential Mutual Fund Management, Inc. succeeded
          The Prudential Insurance Company of America as investment adviser and since then has acted as manager of the Fund. See "Manager" in the
          Statement of Additional Information.
     (c)  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
     (d)  Net of expense subsidy or reimbursement.
------------------------------------------------------------------------------------------------------------------------------------

                                        8

                       FINANCIAL HIGHLIGHTS--GLOBAL SERIES
       (for a share outstanding throughout each of the indicated periods)
                                (Class C Shares)

     The following financial highlights for the fiscal year ended October 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte & Touche LLP, independent auditors, for the two years ended October 31, 1996 and for the period from August 1, 1994 through October 31, 1994. Each of the respective reports by the Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Global Series Class C share of common stock outstanding, respectively, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                                                 CLASS C
                                                                    ---------------------------------------------------------------
                                                                                                                  AUGUST 1, 1994(d)
                                                                              YEAR ENDED OCTOBER 31,                  THROUGH
                                                                      1997              1996           1995(b)   OCTOBER 31, 1994(b)
                                                                    -------           -------          -------   -------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .............................  $ 15.96           $ 15.03          $14.53          $12.94

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......................................    (0.11)             (.05)           (.11)           (.03)
Net realized and unrealized gain on investment and foreign
  currency transactions ..........................................     1.86              1.71             .80            1.62
                                                                    -------           -------          ------          ------
Total from investment operations .................................     1.75              1.66             .69            1.59
                                                                    -------           -------          ------          ------
LESS DISTRIBUTIONS:
Distributions in excess of net investment income .................     (.05)             --              --              --
Distributions paid to shareholders from net realized gains
  on investment and foreign currency transactions ................    (1.25)             (.73)           (.19)           --
                                                                    -------           -------          ------          ------
Total distributions ..............................................    (1.30)             (.73)           (.19)           --
                                                                    -------           -------          ------          ------
Net asset value, end of period ...................................  $ 16.41           $ 15.96          $15.03          $14.53
                                                                    =======           =======          ======          ======
TOTAL RETURN(c) ..................................................    11.63%            11.57%           4.98%           3.56%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ..................................  $10,244           $ 7,693          $3,733          $1,205
Average net assets (000) .........................................  $ 9,093           $ 5,516          $2,284          $  630
Ratios to average net assets:
  Expenses, including distribution fees ..........................     2.14%             2.20%           2.25%           2.63%(a)
  Expenses, excluding distribution fees ..........................     1.14%             1.20%           1.25%           1.63%(a)
  Net investment income (loss) ...................................    (0.75)%            (.72)%          (.76)%         (1.21)%(a)
Portfolio turnover rate ..........................................       64%               52%             50%             49%
Average commission rate per share ................................  $0.0264           $0.0366             N/A             N/A

----------

(a)  Annualized.

(b)  Based on average shares outstanding, by class.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total return for the period less than a full year is not annualized.

(d)  Commencement of offering of Class C shares.

                       FINANCIAL HIGHLIGHTS--GLOBAL SERIES
       (for a share outstanding throughout each of the indicated periods)
                                (CLASS Z SHARES)

     The following financial highlights for the fiscal year ended October 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte & Touche LLP, independent auditors, for the period from March 1, 1996 through October 31, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Global Series Class Z share of common stock outstanding, respectively, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                                                                                                CLASS Z
                                                                                    --------------------------------
                                                                                    YEAR ENDED      MARCH 1, 1996(c)
                                                                                    OCTOBER 31,         THROUGH
                                                                                      1997          OCTOBER 31, 1996
                                                                                    -----------     -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...........................................     $ 16.65            $ 15.42

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............................................................        0.04                .06
Net realized and unrealized gain on investment and foreign currency transactions        1.96               1.18
                                                                                     -------            -------
Total from investment operations ...............................................        2.00               1.24
                                                                                     -------            -------
LESS DISTRIBUTIONS:
Distributions in excess of net investment income ...............................        (.05)              --
Distributions paid to shareholders from net realized gains on investment
 and foreign currency transactions .............................................       (1.25)              (.01)
                                                                                     -------            -------
Total distributions ............................................................       (1.30)              (.01)
                                                                                     -------            -------
Net asset value, end of period .................................................     $ 17.35            $ 16.65
                                                                                     =======            =======
TOTAL RETURN(b) ................................................................       12.72%             12.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ................................................     $44,412            $40,416
Average net assets (000) .......................................................     $46,545            $26,452
Ratios to average net assets:
  Expenses, including distribution fees ........................................        1.14%              1.20%(a)
  Expenses, excluding distribution fees ........................................        1.14%              1.20%(a)
  Net investment income (loss) .................................................        0.27%               .55%(a)
Portfolio turnover rate ........................................................          64%                52%
Average commission rate per share ..............................................     $0.0264            $0.0366

----------
(a)  Annualized.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total return for the period less than a full year is not annualized.

(c)  Commencement of offering of Class Z shares.

                FINANCIAL HIGHLIGHTS--INTERNATIONAL STOCK SERIES

       (for a share outstanding throughout each of the indicated periods)
                                (CLASS A SHARES)

     The following financial highlights for the fiscal year ended October 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte & Touche LLP, independent auditors, for the one month period ended October 31, 1996 and for the period from September 23, 1996 through September 30, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for an International Stock Series Class A share of common stock outstanding, respectively, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                                                                           CLASS A
                                                       ----------------------------------------------------
                                                                           OCTOBER 1,         SEPTEMBER 23,
                                                         YEAR                1996               1996(a)
                                                         ENDED              THROUGH             THROUGH
                                                       OCTOBER 31,         OCTOBER 31,        SEPTEMBER 30,
                                                        1997(f)              1996               1996(d)
                                                       -----------         -----------        -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .........          $ 16.59            $ 16.48              $16.54
                                                        -------            -------              ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .................              .24               (.01)               --
Net realized and unrealized gain (loss)
 on investment and foreign currency
 transactions ................................             1.85                .12                (.06)
                                                        -------            -------              ------
Total from investment operations .............             2.09                .11                (.06)
                                                        -------            -------              ------
LESS DISTRIBUTIONS:
 Dividends from net investment income ........             (.24)              --                  --
 Distributions paid to shareholders from
  net realized gains on investment and
  foreign currency transactions ..............             (.20)              --                  --
                                                        -------            -------              ------
 Total distributions .........................             (.44)              --                  --
                                                        -------            -------              ------
Net asset value, end of period ...............          $ 18.24            $ 16.59              $16.48
                                                        =======            =======              ======
TOTAL RETURN(c) ..............................            12.85%               .67%               (.36)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ..............          $36,184            $ 5,169(e)           $  199(e)
Average net assets (000) .....................          $18,779            $ 2,793(e)           $  199(e)
Ratios to average net assets:
 Expenses, including distribution fees .......             1.75%              2.05%(b)            2.46%(b)
 Expenses, excluding distribution fees .......             1.50%              1.80%(b)            2.21%(b)
 Net investment income (loss) ................             1.40%             (1.03)%(b)            .75%(b)
Portfolio turnover rate ......................                9%                 4%                 15%
Average commission rate per share ............          $ .0281            $ .0256              $.0222

----------

(a)  Commencement of offering of Class A shares.

(b)  Annualized.

(c) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.

(d) International Stock Fund, a Mercator managed series of The Prudential Institutional Fund, had a fiscal year of September 30. International Stock Series has a fiscal year of October 31.

(e)  Figures are actual and are not rounded to the nearest thousand.

(f)  Calculated based upon weighted average shares outstanding during the year.

                FINANCIAL HIGHLIGHTS--INTERNATIONAL STOCK SERIES

       (for a share outstanding throughout each of the indicated periods)
                                (CLASS B SHARES)


     The following financial highlights for the fiscal year ended October 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte & Touche LLP, independent auditors, for the one month period ended October 31, 1996 and for the period from September 23, 1996 through September 30, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for an International Stock Series Class B share of common stock outstanding, respectively, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                       CLASS B
                                        --------------------------------------
                                                      OCTOBER 1,   SEPTEMBER 23,
                                           YEAR         1996          1996(a)
                                           ENDED       THROUGH        THROUGH
                                        OCTOBER 31,   OCTOBER 31,  SEPTEMBER 30,
                                          1997(f)        1996         1996(d)
                                        -----------   -----------  ------------
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period ...... $ 16.57      $16.47       $16.54
                                            -------      ------       ------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss) ..............     .12        (.02)        --
Net realized and unrealized gain (loss)
 on investment and foreign currency
 transactions .............................    1.84         .12         (.07)
                                            -------      ------       ------
Total from investment operations ..........    1.96         .10         (.07)
                                            -------      ------       ------
LESS DISTRIBUTIONS:
 Dividends from net investment income .....    (.20)          --        --
 Distributions paid to shareholders from
  net realized gains on investment and
  foreign currency transactions ...........    (.20)          --        --
Total distributions .......................    (.40)          --        --
                                            -------      ------       ------
Net asset value, end of period ............ $ 18.13      $16.57       $16.47
                                            =======      ======       ======
TOTAL RETURN(c) ...........................   12.04%        .61%        (.42)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ........... $87,155      $1,922(e)    $  199(e)
Average net assets (000) .................. $47,584      $  313(e)    $  199(e)
Ratios to average net assets:
 Expenses, including distribution fees ....    2.50%       2.80%(b)     3.21%(b)
 Expenses, excluding distribution fees ....    1.50%       1.80%(b)     2.21%(b)
 Net investment income (loss) .............     .65%      (1.78)%(b)       0%(b)
Portfolio turnover rate ...................       9%          4%          15%
Average commission rate per share .........  $.0281      $.0256       $.0222

---------------

(a)  Commencement of offering of Class B shares.
(b)  Annualized.
(c) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(d) International Stock Fund, a Mercator managed series of The Prudential Institutional Fund, had a fiscal year of September 30. International Stock Series has a fiscal year of October 31.
(e)  Figures are actual and are not rounded to the nearest thousand.
(f)  Calculated based upon weighted average shares outstanding during the year.

                 FINANCIAL HIGHLIGHTS--INTERNATIONAL STOCK SERIES
       (for a share outstanding throughout each of the indicated periods)
                                (Class C Shares)


     The following financial highlights for the fiscal year ended October 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte & Touche LLP, independent auditors, for the one month period ended October 31, 1996 and for the period from September 23, 1996 through September 30, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for an International Stock Series Class C share of common stock outstanding, respectively, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                        CLASS C
                                           ------------------------------------
                                                      OCTOBER 1,  SEPTEMBER 23,
                                              YEAR       1996        1996(a)
                                              ENDED     THROUGH      THROUGH
                                           OCTOBER 31, OCTOBER 31, SEPTEMBER 30,
                                             1997(f)     1996         1996(e)
                                           ----------  ----------  ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ......  $ 16.57     $16.47     $16.54
                                             -------     ------     ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............      .12       (.02)        --
Net realized and unrealized
  gain (loss) on investment and foreign
  currency transactions ...................     1.84        .12       (.07)
                                             -------     ------     ------
Total from investment operations ..........     1.96        .10       (.07)
                                             -------     ------     ------
LESS DISTRIBUTIONS:
Dividends from net investment income ......     (.20)        --         --
Distributions paid to shareholders from
  net realized gains on investment and
  foreign currency transactions ...........     (.20)        --         --
                                             -------     ------     ------
Total distributions .......................     (.40)        --         --
                                             -------     ------     ------
Net asset value, end of period ............  $ 18.13     $16.57     $16.47
                                             =======     ======     ======
TOTAL RETURN(c) ...........................    12.04%       .61%      (.42)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ...........  $12,354     $  200(d)  $  199(d)
Average net assets (000) ..................  $ 7,473     $  202(d)  $  199(d)
Ratios to average net assets:
  Expenses, including distribution fees ...    2.50%       2.80%(b)   3.21%(b)
  Expenses, excluding
    distribution fees .....................    1.50%       1.80%(b)   2.21%(b)
  Net investment income (loss) ............     .65%      (1.78)%(b)     0%(b)
Portfolio turnover rate ...................       9%          4%        15%
Average commission rate per share .........  $.0281      $.0256     $.0222

------------

(a)  Commencement of offering of Class C shares.

(b)  Annualized.

(c) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.

(d) Figures are actual and are not rounded to the nearest thousand.

(e) International Stock Fund, a Mercator managed series of The Prudential Institutional Fund, had a fiscal year of September 30. International Stock Series has a fiscal year of October 31.

(f)  Calculated based upon weighted average shares outstanding during the year.

                FINANCIAL HIGHLIGHTS--INTERNATIONAL STOCK SERIES

       (for a share outstanding throughout each of the indicated periods)
                                (CLASS Z SHARES)


     The following financial highlights for the fiscal year ended October 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte & Touche LLP, independent auditors, for the period ended October 30, 1996, for the three years ended September 30, 1996 and for the period from November 5, 1992 through September 30, 1993. Each of the respective reports by Price Waterhouse LLP and Deloitte Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for an International Stock Series Class Z share of common stock outstanding, respectively, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                                                                                   CLASS Z
                                            ---------------------------------------------------------------------------------
                                                          OCTOBER 1,                                              NOVEMBER 5,
                                               YEAR         1996                                                    1992(a)
                                              ENDED        THROUGH            YEAR ENDED SEPTEMBER 30,              THROUGH
                                            OCTOBER 31,   OCTOBER 31,     -------------------------------         SEPTEMBER 30,
                                              1997(g)        1996         1996(e)(f)  1995(f)     1994(f)           1993(f)
                                            -----------  -------------    ----------  -------     -------         -----------
PER SHARE OPERATING PERFORMANCE(B):
 Net asset value, beginning of period        $  16.59      $  16.48       $  15.25   $  14.84     $  12.35          $ 10.00
                                             --------      --------       --------   --------     --------          -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      .31          (.01)           .22        .18(b)       .13(b)           .16(b)
Net realized and unrealized gain
  on investment and foreign
  currency transactions                          1.82           .12           1.20        .66         2.54             2.21
                                             --------      --------       --------   --------     --------          -------
Total from investment operations                 2.13           .11           1.42        .84         2.67             2.37
                                             --------      --------       --------   --------     --------          -------
LESS DISTRIBUTIONS:
Dividends from net investment income             (.24)           --           (.19)      (.10)        (.03)            (.02)
Distributions paid to shareholders from
  net realized gains on investment and
  foreign currency transactions                  (.20)           --             --       (.33)        (.15)              --
                                             --------      --------       --------   --------     --------          -------
Total distributions                              (.44)           --           (.19)      (.43)        (.18)            (.02)
                                             --------      --------       --------   --------     --------          -------
Net asset value, end of period               $  18.28      $  16.59       $  16.48   $  15.25     $  14.84          $ 12.35
TOTAL RETURN(d)                                 13.13%          .67%          9.44%      5.95%       21.71%           23.74%
                                             ========      ========       ========   ========     ========          =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)              $237,976      $190,428       $188,386   $136,685     $102,824          $31,708
Average net assets (000)                     $219,419      $191,428       $161,356   $118,927     $ 68,476          $14,491
Ratios to average net assets:
  Expenses, including distribution fees          1.50%         1.80%(c)       1.61%(b)   1.60%(b)     1.60%(b)         1.60%(b)/(c)
  Expenses, excluding distribution fees          1.50%         1.80%(c)       1.61%(b)   1.60%(b)     1.60%(b)         1.60%(b)/(c)
  Net investment income (loss)                   1.65%         (.78)%(c)      1.58%(b)   1.58%(b)     1.08%(b)         1.44%(b)/(c)
Portfolio turnover rate                             9%            4%            15%        20%          21%              15%
Average commission rate per share             $ .0281        $.0256       $  .0222        N/A          N/A              N/A


---------------

(a) Commencement of investment operations. International Stock Fund, a Mercator managed series of The Prudential Institutional Fund, commenced investment operations on November 5, 1992. On September 20, 1996, the assets and liabilities of that fund were transferred to the International Stock Series in exchange solely for Class Z shares of the International Stock Series. Immediately prior to the transfer, International Stock Series had no assets. The investment objectives and policies of each of the funds were substantially similar and Mercator served as investment adviser to each fund. International Stock Fund serves as the accounting survivor of the International Stock Series and, as such, financial data is shown from November 5, 1992.

(b)  Net of expense/recovery.

(c)  Annualized.

(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidiaries/recoveries, as applicable.

(e) On September 20, 1996, the Manager changed from Prudential Institutional Fund Management, Inc. to Prudential Mutual Fund Management LLC, each company being an indirect wholly-owned subsidiary of The Prudential Insurance Company of America.

(f) International Stock Fund, a Mercator managed series of The Prudential Institutional Fund, had a fiscal year of September 30. International Stock Series has a fiscal year of October 31.

(g)  Calculated based upon weighted average shares outstanding during the year.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVES AND POLICIES

GLOBAL SERIES

     THE INVESTMENT OBJECTIVE OF GLOBAL SERIES IS TO SEEK LONG-TERM GROWTH OF CAPITAL, WITH INCOME AS A SECONDARY OBJECTIVE. Global Series will seek to achieve this objective through investment in a diversified portfolio of securities which will consist of marketable securities of U.S. and non-U.S. issuers. Marketable securities are those for which market quotations are readily available. There can be no assurance that Global Series will achieve its investment objective. See "Investment Objectives and Policies" in the Statement of Additional Information.

     Global Series' investment objective is a fundamental policy and, therefore, may not be changed without the approval of the holders of a majority of Global Series' outstanding voting securities as defined in the Investment Company Act of 1940 (the Investment Company Act). Global Series' policies that are not fundamental may be modified by the Fund's Board of Directors.

     Global Series may invest in all types of equity-related securities (common stock, preferred stock, rights, warrants and debt securities or preferred stock which are convertible or exchangeable for common stock or preferred stock and master limited partnerships, among others), bonds and other debt obligations including money market instruments, of foreign and domestic companies and governments, governmental agencies and international organizations. Global Series may also engage in stock options, options on debt securities, options on currencies, options on stock indices, stock index futures and options on stock index futures, futures contracts on foreign currencies and options thereon and forward foreign currency exchange contracts. See "Hedging and Return Enhancement Strategies."

     Although Global Series is not required to maintain any particular geographic or currency mix of its investments, nor required to maintain any particular proportion of stocks, bonds or other securities in its portfolio, Global Series, in view of its investment objective, presently expects to invest its assets primarily in common stocks of U.S. and non-U.S. issuers. Global Series may, however, invest substantially or primarily in debt securities of U.S. and non-U.S. issuers when it appears that the capital appreciation available from investments in such securities will equal or exceed the capital appreciation available from investments in equity securities, or when Global Series is temporarily in a defensive position. Global Series will purchase "investment grade" debt including convertible debt obligations. See "Fixed Income Securities" below.

     Global Series is intended to provide investors with the opportunity to invest in a portfolio of securities of companies and governments located throughout the world. In making the allocation of assets among the various countries and geographic regions, Global Series' investment adviser ordinarily considers such factors as prospects for relative economic growth between foreign countries; expected levels of inflation and interest rates; government policies influencing business conditions; the range of individual investment opportunities available to international investors; and other pertinent financial, tax, social, political and national factors--all in relation to the prevailing prices of securities in each country or region.

     Investments may be made in companies based in (or governments of or within) the Pacific Basin (such as Japan, Australia, Singapore, Malaysia and Hong Kong) and Western Europe (such as the United Kingdom, Germany, Switzerland, the Netherlands, France, Belgium, Spain and Scandinavia), as well as the United States, Canada and such other areas and countries as the investment adviser may determine from time to time. The Fund intends to maintain investments in a minimum of four countries, one of which may be the United States, but may, from time to time, invest up to 65% of its assets in companies and governments located in any one country. Moreover should extraordinary market conditions warrant, Global Series may temporarily be invested primarily in securities of U.S. issuers.

     Global Series may invest in securities not listed on securities exchanges. These securities will generally have an established market (such as the over-the-counter market), the depth and liquidity of which may vary from time to time and from security to security. In addition, Global Series may invest to a limited extent in securities of companies which have been in existence for less than three years, in securities for which market quotations are not readily available and in securities of other registered investment companies. See "Investment Restrictions" in the Statement of Additional Information.

     In analyzing companies for investment, the investment adviser ordinarily looks for one or more of the following characteristics: prospects for above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their marketplace--all in relation to the prevailing prices of the securities of such companies.

     As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.

                                     * * * *

INTERNATIONAL STOCK SERIES

     THE INVESTMENT OBJECTIVE OF THE INTERNATIONAL STOCK SERIES IS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL THROUGH INVESTMENT IN EQUITY SECURITIES OF FOREIGN COMPANIES. INCOME IS A SECONDARY OBJECTIVE. There can be no assurance that International Stock Series will achieve its investment objective. See "Investment Objectives and Policies" in the Statement of Additional Information.

     International Stock Series' investment objective is a fundamental policy and, therefore, may not be changed without the approval of the holders of a majority of International Stock Series' outstanding voting securities as defined in the Investment Company Act. International Stock Series' policies that are not fundamental may be modified by the Fund's Board of Directors.

     International Stock Series will, under normal circumstances, invest at least 65% of the value of its total assets in common stock and preferred stock of issuers located in at least three foreign countries. International Stock Series will invest primarily in seasoned companies (i.e., companies with an established operating record of 3 years or greater) that are incorporated, organized, or that do business primarily outside the United States. International Stock Series will invest in securities of such foreign issuers through direct market purchases on foreign stock exchanges and established over-the-counter markets as well as through the purchase of American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other similar securities.

     International Stock Series intends to broadly diversify its holdings among issuers located in developed and developing countries having national financial markets. Mercator, the Subadviser for International Stock Series, believes that broad diversification provides a prudent means of reducing volatility while permitting International Stock Series to take advantage of the potentially different movements of major equity markets. While International Stock Series may invest anywhere outside the United States, it expects that most of its investments will be made in securities of issuers located in developed countries in North America, Western Europe, and the Pacific Basin. In allocating International Stock Series' investments among different countries and geographic regions, Mercator will consider such factors as relative economic growth, expected levels of inflation, government policies affecting business conditions, and market trends throughout the world. In selecting companies within those countries and geographic regions, Mercator seeks to identify those companies that are best positioned and managed to benefit from the factors listed above.

     International Stock Series does not currently expect to invest 25% or more of its net assets in any one country. For temporary defensive purposes, International Stock Series may invest up to 100% of its assets in common stock, preferred stock and other equity-related securities of U.S. issuers.

     International Stock Series may invest up to 35% of the value of its total assets in: (i) other equity-related securities of foreign issuers; (ii) common stock, preferred stock and other equity-related securities of U.S. issuers;
(iii) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities (such as the Asian Development Bank, the European Coal and Steel Community, the European Economic Community, and the International Bank for Reconstruction and Development (the "World Bank"); and (iv) high-grade foreign or domestic money market instruments and short-term fixed income securities. International Stock Series' use of money market instruments and short-term fixed income securities generally will reflect the Subadviser's overall measure of optimism relating to the global equity markets, and International Stock Series will use such securities to reduce downside volatility during uncertain or declining market conditions.

     In order to invest uncommitted cash balances, maintain liquidity to meet redemptions, or for hedging or return enhancement purposes, International Stock Series may: (i) enter into repurchase agreements, when-issued, delayed-delivery and forward commitment transactions; (ii) lend its portfolio securities; and (iii) purchase and sell put and call options on any security in which it may invest and options on any securities index based on securities in which International Stock Series may invest. In order to attempt to reduce risks associated with currency fluctuations, International Stock Series may (i) purchase and sell currency spot contracts; (ii) purchase and sell currency futures contracts and currency forward contracts; and (iii) purchase and sell put and call options on currencies and on foreign currency futures contracts. See "Hedging and Return Enhancement Strategies."

     International Stock Series may hold a portion of its assets in money market instruments in amounts designed to pay expenses, to meet anticipated redemptions, pending investments or to margin its purchases and sales of futures contracts in accordance with its objective and policies. These instruments may be purchased on a forward commitment, when-issued or delayed-delivery basis. In addition, International Stock Series may for temporary defensive purposes invest, without limitation, in high-quality money market instruments. International Stock Series may also purchase non-investment grade fixed income securities and retain investment grade fixed income securities that have been downgraded to non-investment grade provided that no more than 5% of the International Stock Series' net assets is invested in non-investment grade fixed income securities, which are considered to be high risk securities, i.e. "junk" bonds. See "Fixed Income Securities" below and "Investment Objectives and Policies" in the Statement of Additional Information for a fuller description of these securities.

     As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.

                                     * * * *


     EQUITY-RELATED SECURITIES. Each Series may invest in equity-related securities. Equity-related securities include common stock, preferred stock, rights, warrants and debt securities or preferred stock which are convertible into or exchangeable for common stock or preferred stock and master limited partnerships, among others.


     With respect to equity-related securities, each Series may purchase ADRs. ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are usually subject to auditing, accounting, and financial reporting standards comparable to those of domestic issuers.

     FIXED INCOME SECURITIES. Each Series may purchase "investment grade" debt including convertible debt obligations. Investment grade debt obligations are bonds rated within the four highest quality grades as determined by Moody's Investors Service (Moody's) (currently Aaa, Aa, A and Baa for bonds, MIGI, MIG2, MIG3 and MIG4 for notes and P-1 for commercial paper), or Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A and BBB for bonds, SP-1 and SP-2 for notes and A-1 for commercial paper), or by another nationally recognized statistical rating organization (NRSRO) or in unrated securities of equivalent quality. Securities rated Baa by Moody's or BBB by S&P, although considered to be investment grade, lack outstanding investment characteristics and, in fact, have speculative characteristics. Lower rated securities are subject to a greater risk of loss of principal and interest. Debt securities may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market. International Stock Series may purchase non-investment grade fixed income securities and retain investment grade fixed income securities that have been downgraded to non-investment grade provided that no more than 5% of International Stock Series' net assets is invested in non-investment grade fixed income securities. Non-investment grade securities are rated lower than BBB/Baa (or an equivalent rating by any NRSRO) or, if not rated, are deemed by Mercator to be of comparable investment quality and are commonly referred to as high risk or high yield securities, i.e. "junk" bonds. High yield securities are generally riskier than higher quality securities and are subject to more credit risk, including risk of default, and are more volatile than higher quality securities. In addition, such securities may have less liquidity and experience more price fluctuation than higher quality securities. See the discussion of corporate bond ratings in "Description of S&P, Moody's and Duff & Phelps Ratings" in the Appendix to the Statement of Additional Information.

     The maturity of fixed income securities may be considered long (ten plus years), intermediate (three to ten years) or short term (three years or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

     U.S. GOVERNMENT SECURITIES. Each Series may invest in fixed income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Obligations of the U.S. Government consist of various types of marketable securities issued by the U.S. Treasury, i.e., bills, notes and bonds, and are direct obligations of the U.S. Government. Obligations of agencies and instrumentalities of the U.S. Government are not direct obligations of the U.S. Government and are either: (i) guaranteed by the U.S. Treasury (e.g., Government National Mortgage Association ("GNMA") mortgage-backed securities); (ii) supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury at the discretion of the U.S. Treasury (e.g., Federal National Mortgage Association ("FNMA") Discount Notes); or (iii) supported by only the issuing agency's or instrumentality's credit (e.g., each of the Federal Home Loan Banks).

HEDGING AND RETURN ENHANCEMENT STRATEGIES

     EACH SERIES MAY ALSO ENGAGE IN VARIOUS PORTFOLIO STRATEGIES, INCLUDING DERIVATIVES, TO REDUCE CERTAIN RISKS OF ITS RESPECTIVE INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN. EACH SERIES, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH THE UNSUCCESSFUL USE OF THESE STRATEGIES. These strategies include the purchase and sale of put and call options on any security in which a Series may invest and options on any securities index based on securities in which a Series may invest. In order to reduce the risks associated with currency fluctuations, a Series may (i) purchase and sell currency spot contracts, (ii) purchase and sell currency futures contracts and currency forward contracts, and (iii) purchase and sell put and call options on currencies and on foreign currency contracts. Additionally, the Global Series may purchase and sell stock index futures and options thereon. The Fund, and thus investors, may lose money through any unsuccessful use of these strategies. The Subadvisers will use such techniques as market conditions warrant. Each Series' ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objectives and Policies" and "Taxes, Dividends and Distributions" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and a Series may use these new investments and techniques to the extent consistent with its investment objective and policies.

OPTIONS TRANSACTIONS

     OPTIONS ON SECURITIES AND SECURITIES INDICES. Each Series may purchase and sell put and call options on any security in which it may invest or options on any securities index based on securities in which the Series may invest. Each Series is also authorized to enter into closing purchase and sale transactions in order to realize gains or minimize losses on options sold or purchased by the Series.

     A CALL OPTION ON EQUITY SECURITIES GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT FOR A SPECIFIED PERIOD OF TIME TO PURCHASE THE SECURITIES SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE "EXERCISE PRICE" OR "STRIKE PRICE"). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities to the purchaser upon receipt of the exercise price. When a Series writes a call option, the Series gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     A PUT OPTION ON EQUITY SECURITIES GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. A Series as the writer of a put option might, therefore, be obligated to purchase underlying securities for more than their current market price.

     Each Series will write only "covered" options. A written option is covered if, as long as a Series is obligated under the option, it (i) owns an offsetting position in the underlying security or currency or (ii) maintains in a segregated account cash or liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, a Series' losses are limited because it owns the underlying security or currency; under the second circumstance, in the case of a written call option, a Series' losses are potentially unlimited. See "Investment Objectives and Policies--Options on Securities and Securities Indices" in the Statement of Additional Information.

     OPTIONS ON SECURITIES INDICES ARE SIMILAR TO OPTIONS ON EQUITY SECURITIES, EXCEPT THAT THE EXERCISE OF SECURITIES INDEX OPTIONS REQUIRES CASH PAYMENTS AND DOES NOT INVOLVE THE ACTUAL PURCHASE OR SALE OF SECURITIES. Rather than the right to take or make delivery of the securities at a specified price, an option on a securities index gives the holder the right, in return for a premium paid, to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of an index option, in return for the premium, is obligated to pay the amount of cash due upon exercise of the option.

     A Series may purchase and sell put and call options on securities indices for hedging against a decline in the value of the securities owned by such Series or against an increase in the market value of the type of securities in which such Series may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Purchasing or selling securities index options is subject to the risk that the value of its portfolio securities may not change as much as or more than the index because such Series' investments generally will not match the composition of the index. See "Investment Objectives and Policies--Options on Securities and Securities Indices" in the Statement of Additional Information.

     OVER-THE-COUNTER OPTIONS. EACH SERIES MAY ALSO PURCHASE AND WRITE (I.E.,
SELL) PUT AND CALL OPTIONS ON EQUITY AND DEBT SECURITIES, ON CURRENCIES AND ON STOCK INDICES IN THE OVER-THE-COUNTER MARKET (OTC OPTIONS). Unlike exchange-traded options, OTC options are contracts between a Series and its counterparty without the interposition of any clearing organization. Thus, the value of an OTC option is particularly dependent on the financial viability of the OTC counterparty. A Series' ability to purchase and write OTC options may be limited by market conditions, regulatory limits and tax considerations. There are certain risks associated with investments in OTC options. See "Investment Objectives and Policies--Special Risks of Purchasing OTC Options" in the Statement of Additional Information.

STOCK INDEX FUTURES

     GLOBAL SERIES MAY PURCHASE AND SELL STOCK INDEX FUTURES WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE FOR CERTAIN HEDGING AND RISK MANAGEMENT PURPOSES IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION.

     A STOCK INDEX FUTURES CONTRACT IS AN AGREEMENT IN WHICH ONE PARTY AGREES TO DELIVER TO ANOTHER AN AMOUNT OF CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN A SPECIFIC STOCK INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying stocks in the index is made. Global Series may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged. In addition, except in the case of a call written and held on the same index, Global Series will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the options or futures contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding would not exceed one-third of the value of Global Series' net assets. The Global Series also may not purchase or sell stock index futures for risk management purposes if immediately thereafter the sum of the amount of margin deposits on the Global Series' existing futures positions and premiums paid for such options would exceed 5% of the liquidation value of Global Series' total assets. Global Series' may purchase and sell stock index futures, without limitation, for bona fide hedging purposes.

     THE SUCCESSFUL USE OF STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON INDICES BY GLOBAL SERIES DEPENDS UPON ITS ABILITY TO PREDICT THE DIRECTION OF THE MARKET UNDERLYING THE INDEX AND IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of the stock index future and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contract, resulting in losses to Global Series. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Global

Series' ability to purchase or sell certain futures contracts or related options on any particular day. In addition, if Global Series purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, Global Series might create a loss on the futures contract. In addition, the ability of Global Series to close out a futures position or an option depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time. See "Investment Objectives and Policies" in the Statement of Additional Information.



LIMITATIONS ON OPTIONS AND FUTURES CONTRACTS

     GLOBAL SERIES WILL NOT (A) WRITE PUTS HAVING AGGREGATE EXERCISE PRICES GREATER THAN 25% OF TOTAL ASSETS, OR (B) PURCHASE (I) PUT OPTIONS ON FOREIGN CURRENCIES OR (II) CALL OPTIONS ON FOREIGN CURRENCIES IF, AFTER ANY SUCH PURCHASE, THE AGGREGATE PREMIUMS PAID FOR SUCH OPTIONS WOULD EXCEED 10% OF THE GLOBAL SERIES' TOTAL ASSETS. THERE ARE NO OTHER LIMITATIONS ON THE AMOUNT OF FOREIGN CURRENCIES THAT MAY BE HEDGED, AND NO LIMITATIONS ON THE USE OF ASSETS TO COVER OPTIONS, EXCEPT THAT THE AGGREGATE VALUE OF THE OBLIGATIONS UNDERLYING PUT OPTIONS WILL NOT EXCEED 50% OF THE GLOBAL SERIES' ASSETS.

RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

     PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH A SERIES WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. A SERIES, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH THE UNSUCCESSFUL USE OF THESE STRATEGIES. If a Subadviser's prediction of movements in the direction of the securities markets is inaccurate, the adverse consequences to the Series managed by such Subadviser may leave such Series in a worse position than if such strategies were not used. Risks inherent in the use of options futures include (1) dependence on such Subadviser's ability to predict correctly movements in the direction of specific securities being hedged or the movement in stock indices; (2) imperfect correlation between the price of options and futures and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of a Series to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Series to sell a portfolio security at a disadvantageous time, due to the need for such Series to maintain "cover" or to segregate securities in connection with hedging transactions. See "Investment Objectives and Policies" and "Taxes, Dividends and Distributions" in the Statement of Additional Information.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     A FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT INVOLVES AN OBLIGATION TO PURCHASE OR SELL A SPECIFIC CURRENCY AT A FUTURE DATE, WHICH MAY BE ANY FIXED NUMBER OF DAYS FROM THE DATE OF THE CONTRACT AGREED UPON BY THE PARTIES, AT A PRICE SET AT THE TIME OF THE CONTRACT. These contracts are traded in the interbank market conducted directly between currency traders (typically large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged for such trades. See "Investment Objectives and Policies--Foreign Currency Forward Contracts, Options and Futures Transactions" in the Statement of Additional Information.

     When a Series invests in foreign securities, such Series may enter into forward contracts in several circumstances to protect the value of its portfolio. A Series may not use forward contracts to generate income, although the use of such contracts may incidentally generate income. There is no limitation on the value of forward contracts into which a Series may enter. However, a Series' dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Series generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Series' expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency. A Series will not speculate in forward contracts. A Series may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities held in its portfolio denominated or quoted in, or currently convertible into, such currency.

     When a Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Series anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, such Series may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transaction, a Series will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Additionally, when the Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Series may enter into a forward contract, for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities of such Series denominated in such foreign currency.

FUTURES CONTRACTS ON FOREIGN CURRENCIES AND OPTIONS ON FUTURES CONTRACTS

     EACH SERIES MAY BUY AND SELL FUTURES CONTRACTS ON FOREIGN CURRENCIES AND GROUPS OF FOREIGN CURRENCIES (FUTURES CONTRACTS) SUCH AS THE EUROPEAN CURRENCY UNIT AND RELATED OPTIONS THEREON TO PROTECT AGAINST THE EFFECT OF ADVERSE CHANGES ON FOREIGN CURRENCIES. A Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, a Series must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required, resulting in such Series' providing or receiving cash that reflects any decline or increase in the contract's value, a process known as "marking to market."

     EACH SERIES INTENDS TO ENGAGE IN FUTURES CONTRACTS ON FOREIGN CURRENCIES AND OPTIONS ON THESE FUTURES TRANSACTIONS AS A HEDGE AGAINST CHANGES IN THE VALUE OF THE CURRENCIES TO WHICH THE SERIES IS SUBJECT OR TO WHICH THE SERIES EXPECTS TO BE SUBJECT IN CONNECTION WITH FUTURE PURCHASES, IN ACCORDANCE WITH THE RULES AND REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION. EACH SERIES ALSO INTENDS TO ENGAGE IN SUCH TRANSACTIONS WHEN THEY ARE ECONOMICALLY APPROPRIATE FOR THE REDUCTION OF RISKS INHERENT IN ITS ONGOING MANAGEMENT. A SERIES, HOWEVER AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH THE UNSUCCESSFUL USE OF THESE STRATEGIES.

OPTIONS ON FOREIGN CURRENCIES

     EACH SERIES MAY PURCHASE AND WRITE PUT AND CALL OPTIONS ON FOREIGN CURRENCIES TRADED OVER-THE-COUNTER, ON SECURITIES EXCHANGES OR BOARDS OF TRADE (FOREIGN AND DOMESTIC) FOR HEDGING PURPOSES IN A MANNER SIMILAR TO THAT IN WHICH FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND FUTURES CONTRACTS ON FOREIGN CURRENCIES WILL BE EMPLOYED. Options on foreign currencies are similar to options on stock, except that a Series has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

     A SERIES MAY PURCHASE AND WRITE OPTIONS TO HEDGE SUCH SERIES' PORTFOLIO SECURITIES DENOMINATED IN FOREIGN CURRENCIES. If there is a decline in the dollar value of a foreign currency in which a Series' portfolio securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. To hedge against the decline of the foreign currency, a Series may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, a Series may write a call option on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium such Series received for the option.

     If, on the other hand, a Subadviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Series managed by it may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, a Series could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

RISKS OF INVESTING IN FOREIGN CURRENCY, FORWARD CONTRACTS, OPTIONS AND FUTURES

     A SERIES' SUCCESSFUL USE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS, OPTIONS ON FOREIGN CURRENCIES, FUTURES CONTRACTS ON FOREIGN CURRENCIES AND OPTIONS ON SUCH CONTRACTS DEPENDS UPON THE RESPECTIVE SUBADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET AND POLITICAL CONDITIONS, WHICH REQUIRES DIFFERENT SKILLS AND TECHNIQUES THAN PREDICTING CHANGES IN THE SECURITIES MARKETS GENERALLY. For instance, if the value of the securities being hedged moves in a favorable direction, the advantage to a Series would be wholly or partially offset by a loss in the forward contracts or futures contracts. Further, if the value of the securities being hedged does not change, a Series' net income would be less than if such Series had not hedged since there are transactional costs associated with the use of these investment practices.

     THESE PRACTICES ARE SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of options and futures contracts and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. In addition, if a Series purchases these instruments to hedge against currency advances before it invests in securities denominated in such currency and the currency market declines, such Series might incur a loss on the futures contract. A Series' ability to establish and maintain positions will depend on market liquidity. The ability of a Series to close out a futures position or an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time. See "Risks of Transactions in Stock Options" and "Risks of Transactions in Futures Contracts" under "Investment Objectives and Policies" in the Statement of Additional Information.

OTHER INVESTMENT PRACTICES

  REPURCHASE AGREEMENTS

     A Series may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from such Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time such Series' money is invested in the security. Each Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, a Series will require additional collateral. In the event of bankruptcy or default of certain sellers of repurchase agreements, a Series could experience costs and delays in liquidating the underlying security held as collateral and might incur a loss if such collateral declines in value during this period. Each Series may participate in a joint repurchase account managed by Prudential Investments Fund Management LLC pursuant to an order of the Securities and Exchange Commission (SEC). See "Investment Objective and Policies--Repurchase Agreements" in the Statement of Additional Information.

     SEGREGATED AND FUTURES ACCOUNTS. Each Series will establish a segregated account with State Street Bank and Trust Company (State Street or Custodian) in which it will maintain cash and liquid assets equal in value to its obligations in respect of potential leveraged transactions including, as applicable, forward contracts, when-issued and delayed-delivery securities, repurchase and reverse repurchase agreements, foward rolls, dollar rolls, and written options (unless otherwise covered). The assets deposited in the segregated account will be marked-to-market daily. Alternatively, each Series may place and maintain cash, securities and similar investments with a futures commissions merchant in amounts necessary to effect such Series' transactions in exchange-traded futures contracts and options thereon, provided certain conditions are satisfied. Each Series will utilize a segregated account with its Custodian to maintain cash and liquid assets in connection with its futures contracts and options thereon.

FORWARD ROLLS, DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

     International Stock Series may commit up to 20% of the value of its net assets to investment techniques such as dollar rolls, forward rolls and reverse repurchase agreements. A forward roll is a transaction in which the International Stock Series sells a security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase the same or similar security from the institution at a later date at an agreed-upon price. With respect to mortgage-related securities, such transactions are often called "dollar rolls." In dollar roll transactions, the mortgage-related securities that are repurchased will bear the same coupon rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the roll period, the International Stock Series forgoes principal and interest paid on the securities and is compensated by the difference between the current sales price and the forward price for the future purchase as well as by interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

     Reverse repurchase agreements involve sales by the International Stock Series of portfolio securities to a financial institution concurrently with an agreement by the International Stock Series to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the International Stock Series continues to receive principal and interest payments on these securities.

     Reverse repurchase agreements, forward rolls and dollar rolls involve the risk that the market value of the securities purchased by the International Stock Series with the proceeds of the initial sale may decline below the price of the securities the International Stock Series has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement, forward roll or dollar roll files for bankruptcy or becomes insolvent, the International Stock Series' use of the proceeds from the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the International Stock Series' obligations to repurchase the securities. The staff of the SEC has taken the position that reverse repurchase agreements, forward rolls and dollar rolls are to be treated as borrowings for purposes of the percentage limitations discussed in the section entitled "Borrowings" below. The International Stock Series expects that under normal conditions most of the borrowings of the International Stock Series will consist of such investment techniques rather than bank borrowings. See "Investment Objectives and Policies--Borrowings" in the Statement of Additional Information.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

     Each Series may purchase securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by a Series with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to such Series at the time of entering into the transaction. The Custodian will maintain, in a segregated account of the Series, cash or other liquid assets, marked-to-market daily, having a value equal to or greater than the Series' purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Series' assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Series' net asset value.

LIQUIDITY PUTS

     The International Stock Series may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield, within a specified period prior to the maturity date of the instruments. This instrument is commonly known as a "liquidity put" or a "tender option bond."

ILLIQUID SECURITIES


     The Global Series and the International Stock Series may each hold up to 15% of its net assets in illiquid securities. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. A Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities. The Series' Subadvisers will monitor the liquidity of such restricted securities under the supervision of the Manager and the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

     The staff of the SEC has taken the position, which each Series intends to follow, that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Series and the counterparty have provided for the Series, at the Series' election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Series of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Series to treat the assets used as "cover" as "liquid." The Series will also treat non-U.S. Government IOs and POs as illiquid so long as the staff of the SEC maintains its position that such securities are illiquid. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

SECURITIES LENDING

     Each Series may lend its portfolio securities to brokers or dealers, banks, or other recognized institutional borrowers of securities, provided that the borrower at all times maintains collateral in an amount equal to at least 100% of the market value of the securities loaned. During the time a Series' securities are on loan, the borrower will pay such Series an amount equivalent to any dividend or interest paid on such securities and such Series may invest any cash collateral it receives and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. In these transactions, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. Each Series may lend up to 30% of the value of its total assets. Loans are subject to termination at the option of a Series or the borrower. A Series may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on collateral with the borrower. See "Investment Objective and Policies--Securities Lending" in the Statement of Additional Information.

BORROWINGS

     Each Series may borrow an amount equal to no more than 20% of the value of its total assets to take advantage of investment opportunities, for temporary, extraordinary, or emergency purposes or for the clearance of transactions and may pledge up to 20% of the value of its total assets to secure such borrowings. If the Series borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Series, the net asset value of the Series shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." See "Investment Restrictions" in the Statement of Additional Information.

PORTFOLIO TURNOVER

     Each Series anticipates that its annual portfolio turnover rate will not exceed 100% in normal circumstances.

RISKS AND SPECIAL CONSIDERATIONS

     INVESTING IN SECURITIES OF FOREIGN COMPANIES AND COUNTRIES INVOLVES CERTAIN RISKS AND CONSIDERATIONS WHICH ARE NOT TYPICALLY ASSOCIATED WITH INVESTING IN U.S. GOVERNMENT SECURITIES AND THOSE OF DOMESTIC COMPANIES. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends and interest paid to each Series by the U.S. Government or by domestic companies. In addition, there may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of a Series held in foreign countries.


     There may be less publicly available information about foreign companies and governments compared to reports and ratings published about U.S. companies. Foreign securities markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. In addition, foreign markets may have increased risks associated with clearance and settlement. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses to a Series.

     Shareholders should be aware that investing in the equity and fixed-income markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities, described above, may be greater with respect to investments in developing countries.


INVESTMENT RESTRICTIONS

     Each Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Such fundamental policies cannot be changed without the approval of the holders of a majority of the relevant Series' outstanding voting securities. See "Investment Restrictions" in the Statement of Additional Information.

                             HOW THE FUND IS MANAGED

     THE FUND HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE SERIES' MANAGER, SUBADVISERS AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDES UPON MATTERS OF GENERAL POLICY. THE SERIES' MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE SERIES. EACH SERIES' SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

     GLOBAL SERIES: For the fiscal year ended October 31, 1997 the Series' total expenses as a percentage of average net assets for the Series Class A, Class B, Class C and Class Z shares were 1.39%, 2.07%, 2.14%, and 1.14%, respectively. See "Financial Highlights."

     INTERNATIONAL STOCK SERIES: For the fiscal year ended October 31, 1997 the Series total expenses as a percentage of average net assets for the Series Class A, Class B, Class C and Class Z shares were 1.75%, 2.50%, 2.50%, and 1.50%, respectively. See "Financial Highlights."

MANAGER

     PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF EACH SERIES AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .75 OF 1% OF GLOBAL SERIES AVERAGE DAILY NET ASSETS AND 1% OF THE INTERNATIONAL STOCK SERIES' AVERAGE DAILY NET ASSETS. PIFM is organized in New York as a limited liability company. It is the successor of Prudential Mutual Fund Management, Inc., which transferred its assets to PIFM in September 1996. For the fiscal year ended October 31, 1997, Global Series and International Stock Series paid management fees to PIFM of 0.75% and 1.00%, respectively, of the Series' average net assets. See "Manager" in the Statement of Additional Information.

     As of November 30, 1997, PIFM served as the manager of 42 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator of 22 closed-end investment companies, with aggregate assets of approximately $60 billion.

     PIFM is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

     UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE CORPORATE AFFAIRS. SEE "MANAGER" IN THE STATEMENT OF ADDITIONAL INFORMATION.

SUBADVISERS

     GLOBAL SERIES: UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), PI FURNISHES INVESTMENT

ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises PI's performance of such services.

     PI is an indirect, wholly-owned subsidiary of Prudential.

     In October 1997, portfolio management for the Global Series was assumed by Daniel J. Duane, Ingrid Holm and Michelle Picker, as co-managers.

     Daniel J. Duane is a Managing Director and Chief Investment Officer for Global Equity Investments of Prudential Mutual Fund Investment Management, a unit of The Prudential Investment Corporation (PIC). Mr. Duane has been employed by PIC as a portfolio manager since 1990. Mr. Duane is a Chartered Financial Analyst. Mr. Duane has managed the Fund's Global Series since its inception and has served as a co-manager of the Global Series since October 1997. He also serves as co-manager of the Prudential Series Fund Global Equity Portfolio.

     Ingrid Holm is a Vice President in PIC's global equity investments group. Ms. Holm joined PIC in 1989, and has served as a portfolio manager since 1994. Between 1990 and 1994, Ms. Holm was a member of PIC's high yield bond research group. Ms. Holm is a Chartered Financial Analyst. She has served as a co-manager of Prudential Series Fund Global Equity Portfolio and as a co-manager of the Fund's Global Series since October 1997.

     Michelle Picker is a Vice President in PIC's global equity investments group. Ms. Picker joined PIC in 1992 as a research analyst concentrating on U.S. stocks. Since 1994, she has served as a portfolio manager focusing on companies in the Pacific Basin, outside of Japan. Prior to joining PIC, Ms. Picker was employed as an accountant with Price Waterhouse. Ms. Picker is a Chartered Financial Analyst. She has served as a co-manager of Prudential Series Fund Global Equity Portfolio and as a co-manager of the Fund's Global Series since October 1997.

     INTERNATIONAL STOCK SERIES: UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND MERCATOR ASSET MANAGEMENT, L.P. (MERCATOR OR, TOGETHER WITH PI, THE SUBADVISERS, AND INDIVIDUALLY, A SUBADVISER), MERCATOR FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE SERIES AND IS COMPENSATED BY PIFM FOR ITS SERVICES AT AN ANNUAL RATE OF .75 OF 1% OF INTERNATIONAL STOCK SERIES' AVERAGE DAILY NET ASSETS UP TO AND INCLUDING $50 MILLION, .60 OF 1% OF INTERNATIONAL STOCK SERIES' AVERAGE DAILY NET ASSETS IN EXCESS OF $50 MILLION AND UP TO AND INCLUDING $300 MILLION AND .45 OF 1% OF INTERNATIONAL STOCK SERIES' AVERAGE DAILY NET ASSETS IN EXCESS OF $300 MILLION. Pursuant to a subadvisory agreement between PIFM and PI, PI provides investment advisory services to the International Stock Series with respect to (i) the management of short-term assets, including cash, money market instruments and repurchase agreements and (ii) the lending of portfolio securities in connection with the management of the International Stock Series. For these services, PIFM will reimburse PI for reasonable costs and expenses incurred by PI determined in a manner acceptable to PIFM.

     Under the International Stock Series' Subadvisory Agreement, Mercator, subject to the supervision of PIFM, is responsible for managing the assets of International Stock Series in accordance with its investment objective, investment program and policies. Mercator determines what securities and other instruments are purchased and sold for International Stock Series and is responsible for obtaining and evaluating financial data relevant to International Stock Series.

     Peter F. Spano is responsible for the day-to-day management of the portfolio of International Stock Series. Mr. Spano has managed the portfolio of International Stock Series since its inception in November 1992 and has been employed as a portfolio manager with Mercator since its founding in 1984.

     Mercator is a registered investment adviser and a Delaware limited partnership with approximately $2.9 billion in assets under management as of September 30, 1997. Mercator's general partners are three Florida corporations:
JZT Corp., PXS Corp. and MXW Corp. Mercator's limited partners are The Prudential Asset Management Company, Inc., a wholly-owned indirect subsidiary of Prudential, and KXB Corp. John G. Thompson, Peter F. Spano, and Michael A. Williams are the sole shareholders of JZT Corp., PXS Corp. and MXW Corp., respectively. Kenneth B. Brown is the sole shareholder of KXB Corp. The address of each of the general partners is 2400 East Commercial Blvd., Suite 810, Fort Lauderdale, Florida 33308. Mercator serves as adviser to various institutional investors and mutual funds.

DISTRIBUTOR

     PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE FUND. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

     UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED ON BEHALF OF EACH SERIES UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES (ALSO, THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A, CLASS B AND CLASS C SHARES. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is reimbursed or paid for by the Fund. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.


     Under the Plans, each Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, a Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


     UNDER THE CLASS A PLAN, EACH SERIES MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of up to .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares.

     UNDER THE CLASS B PLANS, GLOBAL SERIES PAYS THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B SHARES AT AN ANNUAL RATE OF .75 OF 1% OF AVERAGE DAILY NET ASSETS OF THE CLASS B SHARES UP TO THE LEVEL OF THE AVERAGE DAILY NET ASSETS OF THE GLOBAL SERIES AS OF FEBRUARY 26, 1986, PLUS 1% OF AVERAGE DAILY NET ASSETS OF THE CLASS B SHARES IN EXCESS OF SUCH LEVEL, AND INTERNATIONAL STOCK SERIES PAYS PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B SHARES AT AN ANNUAL RATE OF 1% OF AVERAGE DAILY NET ASSETS OF THE CLASS B SHARES. UNDER THE CLASS C PLAN, EACH SERIES PAYS PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO THE CLASS C SHARES AT AN ANNUAL RATE OF 1% OF AVERAGE DAILY NET ASSETS OF CLASS C SHARES. The Global Series Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of .50 of 1% of the average daily net assets of the Class B shares of such Series up to the level of the average daily net assets of such Series on February 26, 1986, plus
 .75 of 1% of the average daily net assets of the Class B shares of such Series in excess of such level and (ii) a service fee of .25 of 1% of the average daily net assets of the Class B shares of such Series. International Stock Series' Class B Plan and each Series' Class C Plans provide for the payment to Prudential Securities of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of the Class B and Class C shares, respectively, and
(ii) a service fee of .25 of 1% of the average daily net assets of the Class B and Class C shares, respectively. The service fee is used to pay for personal service and/or the maintenance of shareholders' accounts. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

     For the fiscal year ended October 31, 1997, Global Series paid distribution expenses of .25%, .93% and 1.00% and the International Stock Series paid distribution expenses of .25%, 1.00% and 1.00% of the average net assets of the Series' Class A, Class B and Class C shares, respectively. Each Series records all payments made under the Plans as expenses in the calculation of net investment income.

     Distribution expenses attributable to the sale of Class A, Class B or Class C shares of a Series will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of such Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


     Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Series to which the Plan relates. A Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.

     In addition to distribution and service fees paid by each Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payment may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

     The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. governing maximum sales charges.

     For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling (800) 225-1852.

     The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and each Series' assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

FEE WAIVERS AND SUBSIDIES

     PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Series. Fee waivers and expense subsidies will increase a Series' total return.

PORTFOLIO TRANSACTIONS

     Prudential Securities may act as a broker or futures commission merchant for the Series provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

     Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for each Series. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

                         HOW THE FUND VALUES ITS SHARES

     EACH SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. THE BOARD OF DIRECTORS OF THE FUND HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF EACH SERIES' NET ASSET VALUE TO BE AS OF 4:15 P.M., NEW YORK TIME.

     Portfolio securities are valued based on market quotations or, if not readily available or if such quotations are deemed not representative of fair value, at fair value as determined in good faith under procedures established by the Funds' Board of Directors. See "Net Asset Value" in the Statement of Additional Information.

     Each Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by it or days on which changes in the value of its portfolio securities do not materially affect the NAV.

     Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares of a Series will generally be higher than the NAV of the other three classes of such Series because Class Z shares are not subject to any distribution and/or service fees. It is expected, however, that the NAV of each class of a Series will tend to converge immediately after the recording of dividends of such Series, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes of such Series.

                       HOW THE FUND CALCULATES PERFORMANCE

     FROM TIME TO TIME A SERIES MAY ADVERTISE AVERAGE ANNUAL TOTAL RETURN, AGGREGATE TOTAL RETURN AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. TOTAL RETURN AND YIELD ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. These figures are based on historical earnings and are not intended to indicate future performance. The total return shows how much an investment in a Series would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of such Series) assuming that all distributions and dividends by such Series were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smoothes out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The yield refers to the income generated by an investment in a Series over a one-month or 30-day period. This income is then "annualized"; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. A Series may also include comparative performance information in advertising or marketing such Series' shares. Each Series may also from time to time advertise its 30-day yield. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals, and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in each Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF A SERIES

     EACH SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, EACH SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

     Each Series may, from time to time, invest in passive foreign investment companies (PFICs). In general, PFICs are foreign corporations that own mostly passive assets or that derive 75% or more of their income from passive sources. A Series' investment in PFICs may subject such Series to federal income taxes and a charge in the nature of interest with respect to certain gains and income realized by such Series. For taxable years beginning after December 31, 1997, a Series would be able to avoid such taxes and interest by electing to "mark to market" its investments in PFICs, i.e., treat them as sold for fair market value at the end of the year. See "Taxes, Dividends and Distributions" in the Statement of Additional Information."

     Under the Internal Revenue Code, special rules apply to the treatment of certain options, futures and forward contracts (Section 1256 contracts). At the end of each year, such investments held by each Series will be required to be "marked to market" for federal income tax purposes, i.e., treated as having been sold at market value. Sixty percent of any capital gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

     Any dividends out of net taxable investment income, together with distributions of net short-term capital gains (i.e., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders and properly designated by the Series will be taxable as such to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. Thus, subject to certain limitations, distributions of capital gains received by individual shareholders may be eligible for 20% or 28% capital gains rates of taxation.

     Dividends paid by a Series will be eligible for the dividends-received deduction for corporate shareholders to the extent that such Series' income is derived from certain dividends received from domestic corporations. Capital gains distributions are not eligible for the corporate dividends-received deduction.

     Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. The maximum long-term capital gains rate for individual shareholders for securities held between 12 and 18 months currently is 28% and for securities held more than 18 months is 20%. The maximum tax rate for individual shareholders for ordinary income is 39.6%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income. Any capital loss with respect to shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder with respect to such shares.

     Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

     A shareholder who acquires shares of a Series and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to take into account certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of such Series.

     Distributions by a Series to a shareholder that is a qualified retirement plan would generally not be taxable to participants in the plan. Distributions from a qualified retirement plan (or non-qualified arrangement) to a participant or beneficiary are subject to special rules. These rules vary greatly with individual situations, and potential investors are therefore urged to consult with their own tax advisers.

     The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Fund's shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

     Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

WITHHOLDING TAXES

     Under U.S. Treasury Regulations, each Series is required to withhold and remit to the U.S. Treasury 31% of dividend, capital gain income and redemption proceeds, on the accounts of certain shareholders who fail to furnish their correct tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Dividends of net investment income and net short-term capital gains to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

     Investment income received by a Series from sources within foreign countries may be subject to foreign income taxes withheld at source. If a Series should have more than 50% of the value of its assets invested in securities of foreign corporations at the close of its taxable year, which is each Series' present intention, such Series may elect to permit its shareholders to take, either as a credit or as a deduction, their proportionate share of the foreign income taxes paid, subject to generally applicable limitations. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

     EACH SERIES EXPECTS TO DISTRIBUTE ANNUALLY TO ITS SHAREHOLDERS ALL OF ITS NET INVESTMENT INCOME AND ANY NET CAPITAL GAINS. Dividends paid by a Series with respect to each class of its shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class (other than Class Z) will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares. Distribution of net capital gains, if any, will be paid in the same amount per share for each class of shares. See "How the Fund Values its Shares."

     DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE RELEVANT SERIES BASED ON THE NAV OF EACH CLASS OF SUCH SERIES ON THE RECORD DATE, OR SUCH OTHER DATE AS THE BOARD OF DIRECTORS MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDEND AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash.

     WHEN A SERIES GOES "EX-DIVIDEND," THE NAV OF EACH CLASS OF SUCH SERIES IS REDUCED BY THE AMOUNT OF THE DIVIDEND OR DISTRIBUTION ALLOCABLE TO EACH CLASS. IF YOU BUY SHARES JUST PRIOR TO THE EX-DIVIDEND DATE (WHICH GENERALLY OCCURS TWO BUSINESS DAYS PRIOR TO THE RECORD DATE), THE PRICE YOU PAY WILL INCLUDE THE DIVIDEND OR DISTRIBUTION AND A PORTION OF YOUR INVESTMENT WILL BE RETURNED TO YOU AS A TAXABLE DISTRIBUTION. YOU SHOULD, THEREFORE, CONSIDER THE TIMING OF DIVIDENDS AND DISTRIBUTIONS WHEN MAKING YOUR PURCHASES.

     If you buy shares on or immediately prior to the record date (the date that determines who receives the dividend), you will receive a portion of the money you invested as a taxable dividend. Therefore, you should consider the timing of dividends when buying shares of the Fund.

                               GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK

     PRUDENTIAL WORLD FUND, INC. (THE FUND) WAS INCORPORATED IN MARYLAND ON FEBRUARY 28, 1984. THE FUND IS AUTHORIZED TO ISSUE 1 BILLION SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, WHICH ARE CURRENTLY DIVIDED INTO TWO PORTFOLIOS OR SERIES, THE GLOBAL SERIES AND THE INTERNATIONAL STOCK SERIES, EACH OF WHICH CONSISTS OF 500 MILLION AUTHORIZED SHARES. THE SHARES OF EACH SERIES ARE DIVIDED INTO FOUR CLASSES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z COMMON STOCK, EACH CONSISTING OF 125 MILLION AUTHORIZED SHARES. Each class of common stock of each Series represents an interest in the same assets of the Series to which such shares relate and is identical in all respects except that (i) each class (with the exception of Class Z shares) is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangements and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed--Distributor." In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine.

     The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of each Series, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of a Series under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of common stock of a Series is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of a Series is entitled to its portion of all of such Series' assets after all debt and expenses of such Series have been paid. Since Class B and Class C shares of a Series generally bear higher distribution expenses than Class A shares of such Series, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders of such Series and to Class Z shareholders of such Series whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

     THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

     This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                                SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

     YOU MAY PURCHASE SHARES OF EITHER SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. The purchase price per share is the NAV next determined following receipt of an order in proper form by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. Payment may be made by wire, check or through your brokerage account. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."

     Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

     The minimum initial investment is $1,000 per class for Class A and Class B shares and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. There is no minimum initial investment requirement for investors who qualify to purchase Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares for which there is no such minimum. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors and for purchases made in connection with the "Best Minds" program sponsored by the Distributor. For purchases through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

     Each Series reserves the right to reject any purchase order (including an exchange into a Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

     Your dealer is responsible for forwarding payment promptly to a Series. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

     Transactions in Series' shares may be subject to postage and handling charges imposed by your dealer.

     PURCHASE BY WIRE. For an initial purchase of shares of a Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential World Fund, Inc. (Global Series or International Stock Series, as the case may be), specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

     If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.

     In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential World Fund, Inc., (Global Series or International Stock Series) Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

     EACH SERIES OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOW YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                       ANNUAL 12B-1 FEES
                                                   (AS A % OF AVERAGE DAILY
                     SALES CHARGE                         NET ASSETS)                   OTHER INFORMATION
            -------------------------------------  ------------------------    ------------------------------------

  CLASS A   Maximum initial sales charge of 5% of    .30 of 1% (Currently      Initial sales charge waived or
            the public offering price                 being charged at a rate  reduced for certain purchases
                                                      of .25 of 1%)

  CLASS B   Maximum contingent deferred sales        1%                        Shares convert to Class A shares
            charge or CDSC of 5% of the lesser of                              approximately seven years after
            the amount invested or the redemption                              purchase
            proceeds; declines to zero after six
            years

  CLASS C   Maximum CDSC of 1% of the lesser         1%                        Shares do not convert to another
            of the amount invested or the                                      class
            redemption proceeds on redemptions
            made within one year of purchase

  CLASS Z   None                                     None                      Sold to a limited group of investors

-------------------------------------------------------------------------------------------------------------------

     Each class of shares of a Series represents an interest in the same portfolio of investments of such Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charge or distribution and/or service fee), which may affect performance,
(ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangements and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interest of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expense of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

     Financial advisers and other sales agents who sell shares of a Series will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.

     IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

     The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

     If you intend to hold your investment in a Series for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

     If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

     If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

     If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

     ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. SEE "REDUCTION AND WAIVER OF INITIAL SALES CHARGES" AND "CLASS Z SHARES" BELOW.

CLASS A SHARES

     The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                         SALES CHARGE AS   SALES CHARGE AS     DEALER CONCESSION
                          PERCENTAGE OF   PERCENTAGE OF NET    AS PERCENTAGE OF
AMOUNT OF PURCHASE       OFFERING PRICE    AMOUNT INVESTED      OFFERING PRICE
------------------       ---------------  -----------------    -----------------
$0 to $24,999                 5.00%             5.26%                4.75%
$25,000 to $49,999            4.50              4.71                 4.25
$50,000 to $99,999            4.00              4.17                 3.75
$100,000 to $249,999          3.25              3.36                 3.00
$250,000 to $499,999          2.50              2.56                 2.40
$500,000 to $999,999          2.00              2.04                 1.90
$1,000,000 and above          None              None                 None

     The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.

     In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

     REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Series and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Series Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

     Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

     Prudential Retirement Programs. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential serves as the plan administrator or recordkeeper, provided that (i) the plan has at least $1 million in existing assets or 250 eligible employees and (ii) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code and plans that participate in the Transfer Agent's PruArray and SmartPath Programs (benefit plan recordkeeping services) (hereafter referred to as a PruArray or SmartPath Plan). All plans of a company for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold. The term "existing assets" as used herein includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray or SmartPath Program (Participating Funds). "Existing assets" also include monies invested in The Guaranteed Interest Account (GIA), a group annuity insurance product issued by Prudential, and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (i) the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) Class A shares are an investment option of the plan.

     PruArray Association Benefit Plans. Class A shares are also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Program provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at NAV without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (i) have retirement pIan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (ii) maintain their accounts with the Transfer Agent.

     PruArray Savings Program. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (i) employees who open an IRA or Savings Accumulation Plan account with the Fund's Transfer Agent and (ii) spouses of employees who open an IRA account with the Transfer Agent. The Program is offered to companies that have at least 250 eligible employees.

     Special Rules Applicable to Retirement Plans. After a Benefit Plan or PruArray or SmartPath Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

     Other Waivers. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer, (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,
(e) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer, (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases, and (g) investors in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Investments serves as the recordkeeper or administrator.

     You must notify the Transfer Agent either directly or through your dealer that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Series Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

CLASS B AND CLASS C SHARES

     The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below. The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its payment of sales commissions from the combination of the CDSC and the distribution fee. See "Distributor" in the Statement of Additional Information. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

CLASS Z SHARES

     Class Z shares are currently available for purchase by the following categories of investors: (i) pension, profit sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation plans and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code, and non-qualified plans for which the relevant Series is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets;
(ii) participants in any fee-based program or trust program sponsored by Prudential Securities, The Prudential Savings Bank, F.S.B. or any affiliate which includes mutual funds as investment options and for which the relevant Series is an available option; (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by The Prudential Insurance Company of America (Prudential) for whom Class Z shares of the Prudential Mutual Funds are an available investment option; (iv) Benefit Plans for which Prudential Retirement Services serves as record keeper and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds, or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds; (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); and (vi) employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan.

     In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

     For more information about Class Z shares of either Series contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at (800) 225-1852. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares.

HOW TO SELL YOUR SHARES

     YOU CAN REDEEM SHARES OF A SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. See "How the Fund Values Its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

     IF YOU HOLD SHARES OF A SERIES THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES THROUGH PRUDENTIAL SECURITIES. PLEASE CONTACT YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISOR. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

     If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Prudential Preferred Financial Services offices. In the case of redemptions from a PruArray or SmartPath Plan, if the proceeds of the redemption are invested in another investment option of the plan, in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

     PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by a Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

     PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE RELEVANT SERIES OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.

     REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Series to make payment wholly or partly in cash, each Series may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of each Series, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How Each Series Values Its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. Each Series, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which each Series is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the relevant Series during any 90-day period for any one shareholder.

     INVOLUNTARY REDEMPTION. In order to reduce expenses of a Series, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. A Series will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

     90-DAY REPURCHASE PRIVILEGE. If you redeem your shares of a Series and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any contingent deferred sales charge or CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Series' Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes. For more information on the rule which disallows a loss on the sale or exchange of shares of the Portfolio which are replaced, see "Taxes, Dividends and Distributions" in the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGES

     Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" above and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of your shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

     The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                   CONTINGENT DEFERRED SALES
                                                   CHARGE AS A PERCENTAGE OF
        YEAR SINCE PURCHASE                           DOLLARS INVESTED OR
        PAYMENT MADE                                  REDEMPTION PROCEEDS
        ------------                               --------------------------
        First ....................................           5.0%
        Second ...................................           4.0%
        Third ....................................           3.0%
        Fourth ...................................           2.0%
        Fifth ....................................           1.0%
        Sixth ....................................           1.0%
        Seventh ..................................           None

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of a Series' shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

     For example, assume you purchased 100 Class B shares of a Series at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares of such Series through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), or a trust, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

     The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59-1/2; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above.

     In the case of Direct Account and PSI or Subsidiary Prototype Benefit Plans, the CDSC will also be waived on the redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

     Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.

     In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

     You must notify the Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Series Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES

     PruArray or SmartPath Plan. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in the Transfer Agent's PruArray and SmartPath Programs.

CONVERSION FEATURE--CLASS B SHARES

     Class B shares of a Series will automatically convert to Class A shares of such Series on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

     Since each Series tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If the conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

     AS A SHAREHOLDER OF A SERIES YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENT OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the seven-year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

     IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE THE TELEPHONE EXCHANGE PRIVILEGE ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Series at 1 (800) 225-1852 to execute a telephone exchange of shares on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NONE OF THE FUND, A SERIES OR THEIR AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. (The Fund, a Series or its agents could be subject to liability if they fail to employ reasonable procedures.) All exchanges will be made on the basis of the relative NAV of the funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

     IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES OR THROUGH A DEALER WHICH HAS ENTERED INTO A SELECTED DEALER AGREEMENT WITH THE SERIES' DISTRIBUTOR, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR FINANCIAL ADVISER.

     IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

     IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND SHAREHOLDERS SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.

     SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan -- Class A Shares -- Reduction and Waiver of Initial Sales Charges" above) and to shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in the account of a shareholder who qualifies to purchase Class A shares at NAV will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.

     Participants in any fee-based program for which the relevant Series is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in PSI's 401(k) Plan, an employee benefit plan sponsored by Prudential Securities Incorporated (the PSI 401(k)
Plan), for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the PSI 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

     Each Series reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of a size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of a Subadviser to manage the relevant portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the relevant Subadviser.

     The Exchange Privilege is not a right and may be suspended, modified or terminated on 60 days' written notice to shareholders.

     FREQUENT TRADING. Each Series and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund and each Series reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading ("Market Timers").

     To implement this authority to protect each Series and its shareholders from excessive trading, the Series will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Series or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Series may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES

     In addition to the exchange privilege, as a shareholder in a Series, you can take advantage of the following additional services and privileges:

     AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

     AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of a Series' shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

     BEST MINDS PROGRAM. The Distributor sponsors the Best Minds program pursuant to which the total dollar amount of a client's investment in the program will be allocated equally among shares of the Series and other Prudential Mutual Funds. For more information about this program, you should contact your Prudential Securities financial adviser or Prusec representative.

     TAX DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

     SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges above." See also "Shareholder Investment Account--Systematic Withdrawal Plan" in the Statement of Additional Information.

     REPORTS TO SHAREHOLDERS. Global Series or International Stock Series, as the case may be, will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses each Series will provide one annual report and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Series at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Series.

     SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone at 1-800-225-1852 or, from outside the U.S.A., at 1-908-417-7555
(collect).

     For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

         MERCATOR ASSET MANAGEMENT INTERNATIONAL COMPOSITE PERFORMANCE

                                 PASTE UP CHART

                            ANNUALIZED TOTAL RETURNS
                 (after Investment advisory fees) as of 9/30/97


                           [GRAPHICAL REPRESENTATION]


Source: Mercator Asset Management, L.P., Subadviser to the International Stock Series.

THE COMPOSITE PERFORMANCE RESULTS PRESENTED ABOVE ARE THOSE OF MERCATOR ASSET MANAGEMENT (MERCATOR), NOT OF EITHER SERIES, AND SHOULD NOT BE INTERPRETED AS INDICATIVE OF THE FUTURE PERFORMANCE OF EITHER SERIES. As of September 1997, the Mercator Portfolio was comprised of 16 clients (including 2 mutual funds, one of which is International Stock Series) having aggregate net assets of approximately $2.9 billion. Mercator's clients' investment objectives, policies and strategies are substantially similar to those of the International Stock Series, although, unlike the International Stock Series, many of such clients are not subject to certain investment Limitations, diversification requirements and other restrictions imposed by law upon mutual funds, which, if applicable to all Mercator clients, may have adversely affected composite performance.

Composite performance results reflect reinvestment of dividends and other earnings and are stated after taking into account investment advisory fees and, in the case of the two mutual funds only, other fund expenses. Performance results of the non-mutual fund clients included in the composite do not reflect the deduction of operating expenses of mutual funds, such as distribution (Rule 12b-1) fees, or any applicable sales charges. Performance shown represents the time-weighted rate of return for all clients participating in the Mercator Portfolio for at least one full calendar quarter and conforms to the standards set by the Association for Investment Management and Research.

The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, weighted market capitalization index that reflects stock market performance in Europe, Australasia and the Far East. The index includes reinvestment of dividends, net of withholding taxes. Investors can not buy or invest directly in market indices or averages. Foreign investing involves special risks including currency fluctuations and political, social and economic change.

         MERCATOR ASSET MANAGEMENT INTERNATIONAL COMPOSITE PERFORMANCE

                                 PASTE UP CHART

                                  TOTAL RETURNS
                        (after Investment advisory fees)

Source: Mercator Asset Management, L.P., Subadviser to the International Stock Series.

THE COMPOSITE PERFORMANCE RESULTS PRESENTED ABOVE ARE THOSE OF MERCATOR ASSET MANAGEMENT (MERCATOR), NOT OF EITHER SERIES, AND SHOULD NOT BE INTERPRETED AS INDICATIVE OF THE FUTURE PERFORMANCE OF EITHER SERIES. As of September 1997, the Mercator Portfolio was comprised of 16 clients (including 2 mutual funds, one of which is International Stock Series) having aggregate net assets of approximately $2.9 billion. Mercator's clients' investment objectives, policies and strategies are substantially similar to those of the International Stock Series, although, unlike the International Stock Series, many of such clients are not subject to certain investment Limitations, diversification requirements and other restrictions imposed by law upon mutual funds, which, if applicable to all Mercator clients, may have adversely affected composite performance.

Composite performance results reflect reinvestment of dividends and other earnings and are stated after taking into account investment advisory fees and, in the case of the two mutual funds only, other fund expenses. Performance results of the non-mutual fund clients included in the composite do not reflect the deduction of operating expenses of mutual funds, such as distribution (Rule 12b-1) fees, or any applicable sales charges. Performance shown represents the time-weighted rate of return for all clients participating in the Mercator Portfolio for at least one full calendar quarter and conforms to the standards set by the Association for Investment Management and Research.

The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, weighted market capitalization index that reflects stock market performance in Europe, Australasia and the Far East. The index includes reinvestment of dividends, net of withholding taxes. Investors can not buy or invest directly in market indices or averages. Foreign investing involves special risks including currency fluctuations and political, social and economic change.

                        THE PRUDENTIAL MUTUAL FUND FAMILY


     Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


      TAXABLE BOND FUNDS

  Prudential Diversified Bond Fund, Inc.
  Prudential Government Income Fund, Inc.
  Prudential Government Securities Trust
   Short-Intermediate Term Series
  Prudential High Yield Fund, Inc.
  Prudential Mortgage Income Fund, Inc.
  Prudential Structured Maturity Fund, Inc.
   Income Portfolio
  The BlackRock Government Income Trust

      TAX-EXEMPT BOND FUNDS

  Prudential California Municipal Fund
   California Series
   California Income Series
  Prudential Municipal Bond Fund
   High Yield Series
   Insured Series
   Intermediate  Series
  Prudential Municipal Series Fund
   Florida Series

   Maryland Series
   Massachusetts Series
   Michigan Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
  Prudential National Municipals Fund, Inc.

      GLOBAL FUNDS

  Prudential Europe Growth Fund, Inc.
  Prudential Global Genesis Fund, Inc.
  Prudential Global Limited Maturity Fund, Inc.
   Limited Maturity Portfolio
  Prudential Intermediate Global Income Fund, Inc.


  Prudential International Bond Fund, Inc.


  Prudential Natural Resources Fund, Inc.
  Prudential Pacific Growth Fund, Inc.
  Prudential World Fund, Inc.
   Global Series
   International Stock Series


  The Global Total Return Fund, Inc.


  Global Utility Fund, Inc.

      EQUITY FUNDS


  Prudential Balanced Fund
  Prudential Distressed Securities Fund, Inc.
  Prudential Dryden Fund
   Prudential Active Balanced Fund
   Prudential Small-Cap Index Fund
   Prudential Bond Market Index Fund
   Prudential Pacific Index Fund
   Prudential Europe Index Fund


   Prudential Stock Index Fund
  Prudential Emerging Growth Fund, Inc.
  Prudential Equity Fund, Inc.
  Prudential Equity Income Fund
  Prudential Jennison Series Fund, Inc.



   Prudential Jennison Growth Fund
   Prudential Jennison Growth & Income Fund
  Prudential Multi-Sector Fund, Inc.


  Prudential Small-Cap Quantum Fund, Inc.
  Prudential Small Company value Fund, Inc.


  Prudential Utility Fund, Inc.
  Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund

      MONEY MARKET FUNDS

  o Taxable Money Market Funds


  Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund


  Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
  Prudential Special Money Market Fund, Inc.
   Money Market Series
  Prudential MoneyMart Assets, Inc.
  o Tax-Free Money Market Funds
  Prudential Tax-Free Money Fund, Inc.
  Prudential California Municipal Fund
   California Money Market Series
  Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series
  o Command Funds
  Command Money Fund
  Command Government Fund
  Command Tax-Free Fund
  o Institutional Money Market Funds
  Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

================================================================================

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

SERIES HIGHLIGHTS .......................................................    2


 What are each Series' Risk Factors and Special
  Characteristics? ......................................................    2


FUND EXPENSES ...........................................................    5
FINANCIAL HIGHLIGHTS ....................................................    7


HOW THE FUND INVESTS ....................................................   15
 Investment Objectives and Policies .....................................   15
 Hedging and Return Enhancement Strategies ..............................   18
 Other Investment Practices .............................................   22
 Risks and Special Considerations .......................................   24
 Investment Restrictions ................................................   25
HOW THE FUND IS MANAGED .................................................   25
 Manager ................................................................   25
 Subadvisers ............................................................   25
 Distributor ............................................................   27
 Fee Waivers and Subsidy ................................................   28
 Portfolio Transactions .................................................   28
 Custodian and Transfer and Dividend Disbursing
  Agent .................................................................   28
HOW THE FUND VALUES ITS SHARES ..........................................   29
HOW THE FUND CALCULATES
 PERFORMANCE ............................................................   29
TAXES, DIVIDENDS AND DISTRIBUTIONS ......................................   30
GENERAL INFORMATION .....................................................   32
 Description of Common Stock ............................................   32
 Additional Information .................................................   32
SHAREHOLDER GUIDE .......................................................   33
 How to Buy Shares of the Fund ..........................................   33
 Alternative Purchase Plan ..............................................   34
 How to Sell Your Shares ................................................   37
 Conversion Feature--Class B Shares .....................................   40
 How to Exchange Your Shares ............................................   41
 Shareholder Services ...................................................   43


INFORMATION ABOUT MERCATOR
 ASSET MANAGEMENT .......................................................   A-1
THE PRUDENTIAL MUTUAL FUND FAMILY .......................................   B-1

================================================================================








MF115A
--------------------------------------------------------------------------------
                                   CUSIP NOS.:
                                   -----------

                                   GLOBAL SERIES            INT'L STOCK SERIES
          Class A . . . . . .        743969107                 743969503
          Class B . . . . . .        743969206                 743969602
          Class C . . . . . .        743969305                 743969701
          Class Z . . . . . .        743969404                 743969800




Prudential
World
Fund, Inc.

o    Global Series

-----------------------------------

o    International Stock Series


PROSPECTUS


January 7, 1998

www.prudential.com


[Prudential logo]

                           PRUDENTIAL WORLD FUND, INC.

                                  GLOBAL SERIES

                           INTERNATIONAL STOCK SERIES

                       Statement of Additional Information
                                January 7, 1998


     Prudential World Fund, Inc. (the Fund) is an open-end, diversified management investment company presently consisting of two series.

     GLOBAL SERIES' INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM GROWTH OF CAPITAL, WITH INCOME AS A SECONDARY OBJECTIVE. Global Series will seek to achieve its objective through investment in a diversified portfolio of securities which will consist of marketable securities of U.S. and non-U.S. issuers. Global Series may invest in all types of equity-related securities and debt obligations, including money market instruments, of foreign and domestic companies and governments, governmental agencies and international organizations. There can be no assurance that Global Series' investment objective will be achieved. See "Investment Objectives and Policies."


     INTERNATIONAL STOCK SERIES' INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL THROUGH INVESTMENT IN EQUITY SECURITIES OF FOREIGN ISSUERS. INCOME IS A SECONDARY OBJECTIVE. International Stock Series will seek to achieve its objective primarily through investment in a diversified portfolio of securities which will consist of equity securities of foreign issuers. International Stock Series will, under normal circumstances, invest at least 65% of the value of its total assets in common stock and preferred stock of issuers located in at least three foreign countries. International Stock Series may invest up to 35% of its total assets in (i) other equity-related securities of foreign issuers; (ii) common stock, preferred stock, and other equity-related securities of U.S. issuers; (iii) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities; and (iv) high-quality domestic money market instruments and short-term fixed income securities. There can be no assurance that International Stock Series' investment objective will be achieved. See "Investment Objectives and Policies."


     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated January 7, 1998, a copy of which may be obtained from the Fund at the address noted above.


                                TABLE OF CONTENTS

                                                                 CROSS-REFERENCE
                                                                   TO PAGE IN
                                                           PAGE    PROSPECTUS
                                                           ----   --------------
Investment Objectives and Policies ....................    B-2         15
Investment Restrictions ...............................    B-14        25
Directors and Officers ................................    B-16        25
Manager ...............................................    B-20        25
Distributor ...........................................    B-22        27
Net Asset Value .......................................    B-24        29
Portfolio Transactions and Brokerage ..................    B-25        28
Purchase and Redemption of Series Shares ..............    B-26        33
Shareholder Investment Account ........................    B-29        43
Performance Information ...............................    B-33        29
Taxes, Dividends and Distributions ....................    B-35        30
Custodian, Transfer and Dividend Disbursing Agent
  and Independent Accountants .........................    B-37        28
Financial Statements--Global Series ...................    B-38        --
Report of Independent Accountants .....................    B-52        --
Independent Auditors' Report ..........................    B-54        --
Financial Statements--International Stock Series ......    B-55        --
Report of Independent Accountants .....................    B-67        --
Independent Auditors' Report ..........................    B-69        --
Appendix--General Investment Information ..............    App-1       --
Appendix--Historical Performance Data .................    App-2       --
Appendix--Information Relating to Prudential ..........    App-6       --
Appendix--Description of S&P, Moody's and Duff &
  Phelps Ratings ......................................    App-9       --

================================================================================


MF115B

                       INVESTMENT OBJECTIVES AND POLICIES


     GLOBAL SERIES: The investment objective of the Global Series is to seek long-term growth of capital, with income as a secondary objective. Global Series will seek to achieve this objective through investment in a diversified portfolio of securities which consist of marketable securities of U.S. and non-U.S. issuers. Global Series may invest in all types of equity-related securities, including common stock, preferred stock, rights, warrants and debt securities or preferred stock which are convertible or exchangeable for common stock or preferred stock and master limited partnerships, bonds and other debt obligations, including money market instruments, of foreign and domestic companies and governments, governmental agencies and international organizations. Global Series has no fixed policy with respect to portfolio turnover; however, it is anticipated that Global Series' annual portfolio turnover rate will not normally exceed 100%, though Global Series is not restricted from investing in short-term obligations. There can be no assurance that Global Series' investment objective will be achieved. For a further description of the Global Series' investment objective and policies, see "How the Fund Invests--Investment Objectives and Policies" in the Prospectus.

     INTERNATIONAL STOCK SERIES: The investment objective of International Stock Series is to seek long-term growth of capital through investment in equity securities of foreign issuers. Income is a secondary objective. International Stock Series will seek to achieve this objective primarily through investment in a diversified portfolio of securities which will consist of equity securities of foreign issuers. International Stock Series will, under normal circumstances, invest at least 65% of the value of its total assets in common stock and preferred stock of issuers located in at least three foreign countries. International Stock Series may invest up to 35% of its total assets in (i) other equity-related securities of foreign issuers; (ii) common stock, preferred stock, and other equity-related securities of U.S. issuers; (iii) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities; and (iv) high-quality domestic money market instruments and short-term fixed income securities. Although International Stock Series does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by International Stock Series and International Stock Series' annual portfolio turnover rate may vary significantly from year to year. A higher portfolio turnover rate may involve correspondingly greater transaction costs, which would be borne directly by International Stock Series, as well as additional realized gains and/or losses to shareholders. There can be no assurance that International Stock Series' investment objective will be achieved. For a further description of International Stock Series' investment objective and policies, see "How the Fund Invests--Investment Objectives and Policies" in the Prospectus.


U.S. GOVERNMENT SECURITIES

     Securities issued or guaranteed by the U.S. Government or one of its agencies, authorities or instrumentalities in which each Series may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration, Farmers' Home Administration, Export-Import Bank of the U.S. Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Series will invest in obligations issued by an instrumentality of the U.S. Government only if the relevant Series' Subadviser determines that the instrumentality's credit risk does not render its securities unsuitable for investment by the relevant Series. For further information, see "Mortgage-Related Securities" below.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

     Each Series may enter into repurchase agreements, and International Stock Series may enter into reverse repurchase agreements, with banks and securities dealers which meet the creditworthiness standards established by the Board of Directors ("Qualified Institutions"). The relevant Subadviser will monitor the continued creditworthness of Qualified Institutions, subject to the oversight of the Manager and the Board of Directors. These agreements permit a Series to keep all its assets earning interest while retaining "overnight" flexibility to pursue investment of a longer-term nature.

     The use of repurchase agreements and reverse repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Series will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Series' ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Series may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the agreement will be held by the Custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the counterparty fails to resell or repurchase the securities, a Series may suffer a loss to the extent proceeds from the sale of the underlying collateral are less than the repurchase price. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Series may decline below the price of the securities such Series has sold but is obligated to repurchase.

FIXED INCOME SECURITIES

     In general, the ratings of Moody's Investors Service ("Moody's"), Standard & Poor's Ratings Services ("S&P Ratings"), Duff and Phelps, Inc. ("Duff & Phelps") and other nationally recognized statistical rating organizations ("NRSROs") represent the opinions of those organizations as to the quality of debt obligations that they rate. These ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be among the initial criteria used for the selection of portfolio securities. Among the factors that the rating agencies consider are the long-term ability of the issuer to pay principal and interest and general economic trends.

     Subsequent to its purchase by a Series, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Series. Neither event will require the sale of the debt obligation by a Series, but such Series' Subadviser will consider the event in its determination of whether such Series should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of Moody's, S&P Ratings, Duff & Phelps or other NRSRO, a Series will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies. The Appendix to this Statement of Additional Information contains further information concerning the ratings of Moody's, S&P Ratings and Duff & Phelps and their significance.

     Each Series may invest, to a limited extent, in debt securities rated in the lowest category of investment grade debt (i.e., Baa by Moody's or BBB by S&P Ratings). These securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

     Non-investment grade fixed income securities are rated lower than Baa/BBB (or the equivalent rating or, if not rated, determined by the Subadviser to be of comparable quality to securities so rated) and are commonly referred to as high risk or high yield securities or "junk" bonds. High yield securities are generally riskier than higher quality securities and are subject to more credit risk, including risk of default, and the prices of such securities are more volatile than higher quality securities. Such securities may also have less liquidity than higher quality securities. International Stock Series is not authorized to invest in excess of 5% of its net assets in non-investment grade fixed income securities. Global Series will invest only in investment grade fixed income securities.

     The markets in which medium and lower-rated securities (or unrated securities that are equivalent to medium and lower-rated securities) are traded are generally more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for International Stock Series to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of debt securities for International Stock Series to purchase and may also have the effect of limiting the ability of International Stock Series to sell debt securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

     Lower-rated fixed income securities present risks based on payment expectations. If an issuer calls the obligation for redemption, International Stock Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of fixed income securities moves inversely with movements in interest rates, in the event of rising interest rates, the value of the securities held by International Stock Series may decline proportionately more than if the Series consisted of higher-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. If International Stock Series experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by International Stock Series and increasing the exposure of International Stock Series to the risks of lower-rated securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     To secure prices deemed advantageous at a particular time, each Series may purchase securities on a when-issued or delayed delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made at the same time or prior to the reciprocal delivery or payment by the other party to the transaction. A Series will enter into when-issued or delayed delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Series may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

     Securities purchased on a when-issued or delayed delivery basis may expose a Series to risk because the securities may experience fluctuations in value prior to their actual delivery. A Series does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis may involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

FORWARD ROLLS AND DOLLAR ROLLS

     Forward roll and dollar roll transactions involve the risk that the market value of the securities sold by International Stock Series may decline below the repurchase price of those securities. At the time International Stock Series enters into a forward roll transaction, it will place in a segregated account with its Custodian cash and liquid assets having a value equal to the repurchase price (including accrued interest). "Liquid Assets" as used in the Fund's Prospectus and Statement of Additional Information, include U.S. Government securities, equity securities, investment grade debt obligations or other liquid unencumbered assets.

MORTGAGE-RELATED SECURITIES

     Mortgage-backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage-backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate, but generally not timely, collection of principal by FHLMC. The obligations of the FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

     Each Series expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, each Series, consistent with its investment objective and policies, will consider making investments in those new types of securities.

     Each Series may also invest in pass-through securities backed by adjustable rate mortgages that have been issued by GNMA, FNMA and FHLMC or private issuers. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages.

     The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

     Because prepayments of principal generally occur when interest rates are declining, it is likely that a Series will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Series' yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Series purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

     Government stripped mortgage-related interest-only ("IOs") and principal only ("POs") securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that a Series will be able to effect a trade of IOs or POs at a time when it wishes to do so. A Series will acquire IOs and POs only if, in the opinion of the Series' Subadviser, a secondary market for the securities exists at the time of acquisition, or is subsequently expected. A Series will treat IOs and POs that are not U.S. Government securities as illiquid and will limit its investments in these securities, together with other illiquid investments, in order not to hold more than 5% in the case of Global Series, and 15% in the case of International

Series, of its net assets in illiquid securities. With respect to IOs and POs that are issued by the U.S. Government, a Subadviser, subject to the supervision of the Manager and the Board of Directors, may determine that such securities are liquid, if they determine the securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

     Investing in IOs and POs involves the risks normally associated with investing in government and government agency mortgage-related securities. In addition, the yields on IOs and POs are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IOs and increasing the yield to maturity on POs. Sufficiently high prepayment rates could result in a Series not fully recovering its initial investment in an IO.

     Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of a Series' Subadviser, the investment restriction limiting such Series' investment in illiquid instruments will apply.

COLLATERALIZED MORTGAGE OBLIGATIONS

     Each Series also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

     In reliance on SEC rules and orders, the Series' investments in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the Investment Company Act of 1940, as amended (Investment Company Act), limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (i) invest primarily in mortgage-backed securities, (ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the Investment Company Act, and (iv) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Series selects CMOs or REMICs that do not meet the above requirements, the Series may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

ASSET-BACKED SECURITIES

     The value of these securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing credit support enhancement for the pool.

SECURITIES LENDING

     Each Series will enter into securities lending transactions only with Qualified Institutions. A Series will comply with the following conditions whenever it lends securities: (i) such Series must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the value of the loan is "marked-to-market" on a daily basis; (iii) such Series must be able to terminate the loan at any time; (iv) such Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Series may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, such Series must terminate the loan and regain the right to vote the securities. A Series may pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. In these transactions, there are risks of delay in recovery and in some cases even of loss of rights in the collateral should the borrower of the securities fail financially.

SEGREGATED ACCOUNTS

     When the Fund is required to segregate assets in connection with certain hedging transactions, it will maintain cash or liquid securities in a segregated account with the Fund's Custodian. "Liquid assets" mean cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid unencumbered assets, marked-to-market daily.


BORROWING

     Each Series may borrow from time to time, at its Subadviser's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in such

Subadviser's opinion, unusual market conditions otherwise make it advantageous for the Series to increase its investment capacity. A Series will only borrow when there is an expectation that it will benefit after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Series creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate rate changes in the net asset value of such Series' shares and in the yield on the Series. International Stock Series does not intend to borrow more than 5% of its total assets for investment purposes, although it may borrow up to 20% of the value of its total assets for temporary, extraordinary or emergency purposes and for the clearance of transactions.

SECURITIES OF FOREIGN ISSUERS

     The value of a Series' foreign investments may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of the Series' assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions and exchange control regulation.

     The economies of many of the countries in which a Series may invest are not as developed as the economy of the U.S. and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments.

     Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by a Series may be reduced by a withholding tax at the source which would reduce dividend income payable to shareholders.

     Brokerage commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S. are likely to be higher. The securities markets in many of the countries in which a Series may invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations.

LIQUIDITY PUTS

     International Stock Series may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield, within a specified period prior to the maturity date of the instruments. This instrument is commonly known as a "put bond" or a "tender option bond."

     Consistent with International Stock Series' investment objective, International Stock Series may purchase a put so that it will be fully invested in securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Series will generally exercise the puts or tender options on their expiration date when the exercise price is higher than the current market price for the related fixed income security. Puts or tender options may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of International Stock Series' shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the Subadvisor for the International Stock Series revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts or tender options prior to their expiration date and in selecting which puts or tender options to exercise in such circumstances, International Stock Series' Subadviser considers, among other things, the amount of cash available to International Stock Series, the expiration dates of the available puts or tender options, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in International Stock Series.

     These instruments are not deemed to be "put options" for purposes of International Stock Series' investment restrictions.

OPTIONS ON SECURITIES AND SECURITIES INDICES

     A number of risk factors are associated with options transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, at any particular time. If a Series is unable to effect a closing purchase transaction with respect to covered options it has written, such Series will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Series is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. The ability to terminate over-the-counter ("OTC") option positions is more limited than the ability to terminate exchange-traded option positions because the Series would have to negotiate directly with a counterparty. In addition, with OTC options, there is a risk that the counterparty in such transactions will not fulfill its obligations.


     A Series pays brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in a Series' turnover rate. Global Series will not write put options on indices.


     The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Series writes a call option on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Series can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Series cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.


     Even if a Series could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Series, as the call writer, will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer, already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.


     If a Series has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the relevant Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     A Series will not purchase put options or call options if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of such Series' net assets. The aggregate value of the obligations underlying put options will not exceed 25% of the relevant Series' net assets.

     Except as described below, the Global Series will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Global Series writes a call option on a broadly-based stock market index, the Global Series will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash, U.S. Government securities, liquid high-grade debt securities or a portfolio of stocks substantially replicating the movement of the index, in the judgment of the Global Series' investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

     If the Global Series has written an option on an industry or market segment index,it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are securities of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such securities will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Global Series' holdings in that industry or market segment. No individual security will represent more than 25% of the amount so segregated, pledged or escrowed. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Global Series will so segregate, escrow or pledge an amount in cash, Treasury bills or other high-grade short-term obligations equal in value to the difference. In addition, when the Global Series writes a call on an index which is in-the-money at the time the call is written, the Global Series will segregate with its Custodian or pledge to the broker as collateral cash, short-term U.S. Government securities or other high-grade, short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Global Series' obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Global Series has not written a stock call option and which has not been hedged by the Global Series by the sale of stock index futures. However, if the Global Series holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Global Series in cash, Treasury bills or other high-grade, short-term obligations in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.

     OPTIONS TRANSACTIONS. A Series would normally purchase call options to attempt to hedge against an increase in the market value of the type of securities in which the Series may invest. The purchase of a call option would entitle a Series, in return for the premium paid, to purchase specified securities at a specified price, upon exercise of the option, during the option period. A Series would ordinarily realize a gain if, during the options period, the value of such securities exceeds the sum of the exercise price, the premium paid and transaction costs; otherwise, the Series would realize a loss on the purchase of the call option. A Series may also write a put option, which can serve as a limited long hedge because increases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the option will be exercised and the Series will be obligated to buy the security at more than its market value.

     A Series would normally purchase put options to hedge against a decline in the market value of securities in its portfolio ("protective puts"). The purchase of a put option would entitle a Series, in exchange for the premium paid, to sell specified securities at a specified price, upon exercise of the option, during the option period. Gains and losses on the purchase of protective puts would tend to be offset by countervailing changes in the value of underlying Series' securities. A Series would ordinarily realize a gain if, during the option period, the value of the underlying securities decreases below the exercise price sufficiently to cover the premium and transaction costs; otherwise, a Series would realize a loss on the purchase of the put option. A Series may also write a call option, which can serve as a limited short hedge because decreases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Series will be obligated to sell the security at less than its market value.

     RISKS OF TRANSACTIONS IN STOCK OPTIONS. Writing of options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Series will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If a Series as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     RISKS OF OPTIONS ON INDICES. A Series' purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

     Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Series will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by a Series of options on indices would be subject to a Subadviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

     Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Series would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to such Series. It is each Series' policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

     Trading in index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time a number of additional index option contracts have been introduced including options on industry indices. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Series will not purchase or sell any index option contract unless and until, in the relevant Subadviser's opinion, the market for such options has developed sufficiently that such risk in connection with such transactions is no greater than such risk in connection with options on stocks.


     SPECIAL RISKS OF WRITING CALLS ON INDICES. Because exercises of index options are settled in cash, a call writer such as the Series cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. Global Series will write call options on indices only under the circumstances described under "Options on Securities and Securities Indices."


     Price movements in a Series' portfolio probably will not correlate precisely with movements in the level of the index and, therefore, a Series bears the risk that the price of the securities held by the Series may not increase as much as the index. In such event, a Series would bear a loss on the call which is not completely offset by movements in the price of the its portfolio. It is also possible that the index may rise when a Series' portfolio of stocks does not rise. If this occurred, the relevant Series would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Series' portfolio in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

     Unless a Series has other liquid assets which are sufficient to satisfy the exercise of a call, it would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if such Series fails to anticipate an exercise, it may have to borrow (in amounts not exceeding 20% of such Series' total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.


     When a Series has written a call on an index, there is also a risk that the market may decline between the time such Series has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time such Series is able to sell securities in its portfolio to generate cash to settle the exercise. As with stock options, a Series will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where a Series would be able to deliver the underlying securities in settlement, such Series may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which a Series has written is "covered" by an index call held by such Series with the same strike price, such Series will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Series exercises the call it holds or the time such Series sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.


     SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON INDICES. If a Series holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, such Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although such Series may be able to minimize this risk by withholding exercise instructions until just before the daily cut off time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cut off times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Global Series will not write put options on indices.

     SPECIAL RISKS OF PURCHASING OTC OPTIONS. When a Series writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the relevant Series originally wrote the OTC option. Any such cancellation, if agreed to, may require the relevant Series to pay a premium to the counterparty. While a Series will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with such Series, there can be no assurance that such Series will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until a Series is able to effect a closing purchase transaction in a covered OTC call option that such Series has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. Alternatively, a Series could write an OTC call option to, in effect, close an existing OTC call option or write an OTC put option to close its position on an OTC put option. However, the Series would remain exposed to each counterparty's credit risk on the put or call until such option is exercised or expires. There is no guarantee that a Series will be able to write put or call options, as the case may be, that would effectively close an existing position. In the event of insolvency of the counterparty, a Series may be unable to liquidate an OTC option.

     In entering into OTC options, a Series will be exposed to the risk that the counterparty will default on, or be unable to complete, due to bankruptcy or otherwise, its obligation on the option. In such event, a Series may lose the benefit of the transaction. The value of an OTC option to a Series is dependent upon the financial viability of the counterparty. If a Series decides to enter into transactions in OTC options, the relevant Subadviser will take into account the credit quality of counterparties in order to limit the risk of default by the counterparty.

     STOCK INDEX FUTURES. Global Series will engage in transactions in stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in Global Series' portfolio or which it intends to purchase. Global Series will engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of Global Series. The Global Series may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the option or future contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of Global Series' net assets. Global Series also may not purchase or sell stock index futures for risk management purposes if, immediately thereafter, the sum of the amount of margin deposits on Global Series' existing futures positions and premiums paid for such options would exceed 5% of the liquidation value of the Global Series' total assets after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of stock index futures for bona fide hedging purposes. In instances involving the purchase of stock index futures contracts by the Global Series, an amount of cash, short-term U.S. Government securities or other high-grade short-term debt obligations, equal to the market value of the futures contracts, may be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act), are exempt from the definition of "community pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all commodity futures or commodity options transactions constitute bona fide hedging transactions within the meaning of the CFTC's regulations. The Global Series will use stock index futures and options on futures as described herein in a manner consistent with this requirement. The Global Series may also enter into commodity futures or commodity options contracts for income enhancement and risk management purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of Global Series' total assets.

FOREIGN CURRENCY FORWARD CONTRACTS, OPTIONS AND FUTURES TRANSACTIONS

     There is no limitation on the value of forward contracts into which a Series may enter. However, a Series' transactions in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Series generally arising in connection with the purchase or sale of its securities and accruals of interest or dividends receivable and Series expenses. Position hedging is the sale of a foreign currency with respect to security positions denominated or quoted in that currency. A Series may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities, denominated or quoted in, or currently convertible into, such currency. A forward contract generally has no deposit requirements, and no commissions are charged for such trades.

     A Series may enter into a forward contract to hedge against risk in the following circumstances: (i) during the time period when such Series contracts for the purchase or sale of a security denominated in a foreign currency, or
(ii) when such Series anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transaction, such Series will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Additionally, when a Series' Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, such Series may enter into a forward contract, for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of a Series denominated in such foreign currency. Further, a Series may enter into a forward contract in one foreign currency, or basket of currencies, to hedge against the decline or increase in value in another foreign currency. Use of a different currency or basket of currencies magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

     Forward currency contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. Failure by a Series' counterparty to make or take delivery of the underlying currency at the maturity of the forward contract would result in the loss to such Series of any expected benefit of the transaction.

     As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Series will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Series might be unable to close out a forward currency contract at any time prior to maturity. In either event, such Series would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

     A Series may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) and OTC options for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on securities, except that a Series has the right to take or make delivery of a specified amount of foreign currency, rather than securities.

     Generally, OTC foreign currency options used by a Series are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

     If a Series' Subadviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), such Series may purchase call options or write put options on the foreign currency. A Series could also enter into a long forward contract or a long futures contract on such currency, or purchase a call option, or write a put option, on a currency futures contract. The use of such instruments could offset, at least partially, the effects of the adverse movements of the exchange rates.

FOREIGN CURRENCY STRATEGIES--SPECIAL CONSIDERATIONS

     A Series may use options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts, to hedge against movements in the values of the foreign currencies in which such Series' securities are denominated. Such currency hedges can protect against price movements in a security that a Series owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     A Series might seek to hedge against changes in the value of a particular currency when no futures contract, forward contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, a Series may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which such Series' Subadviser believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of futures contracts, options on futures contracts, forward contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of futures contracts, forward contracts or options, a Series could be disadvantaged by dealing in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the futures contracts or options until they reopen.

     Settlement of futures contracts, forward contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Series might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVERED FORWARD CURRENCY CONTRACTS, FUTURES CONTRACTS AND OPTIONS

     Transactions using forward currency contracts, futures contracts and options (other than options that the Series has purchased) expose a Series to an obligation to another party. A Series will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts, or (2) liquid assets with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Series will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid assets in a segregated account with its Custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Series' assets to cover segregated accounts could impede portfolio management or the Series' ability to meet redemption requests or other current obligations.

LIMITATIONS ON PURCHASE AND SALE OF OPTIONS ON FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES

     Global Series will not (a) write puts having aggregate exercise prices greater than 25% of total net assets; or (b) purchase (i) put options on currencies or futures contracts on foreign currencies or (ii) call options on foreign currencies if, after any such purchase, the aggregate premiums paid for such options would exceed 10% of Global Series' total net assets.

RISKS OF TRANSACTIONS IN OPTIONS ON FOREIGN CURRENCIES

     An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Series will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that a Series would have to exercise its options in order to realize any profits and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying currencies acquired through the exercise of call options or upon the purchase of underlying currencies for the exercise of put options. If a Series as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency until the option expires or it delivers the underlying currency upon exercise.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Series intend to purchase and sell only those options which are cleared by a clearinghouse whose facilities are considered to be adequate to handle the volume of options transactions.

RISKS OF OPTIONS ON FOREIGN CURRENCIES


     Options on foreign currencies involve the currencies of two nations and, therefore, developments in either or both countries can affect the values of such options. Risks include those described in the Prospectus under "How the Fund Invests--Risks and Special Considerations," including government actions affecting currency valuation and the movements of currencies from one country to another. The quality of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Options markets may be closed while round-the-clock interbank currency markets are open, which can create price and rate discrepancies.


RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

     There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. Therefore, a correct forecast of currency rates, market trends or international political trends by the Manager or a Subadviser may still not result in a successful hedging transaction.

     Although a Series will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event a Series could not close a futures position and the value of such position declined, such Series would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract. Currently, futures contracts are available on the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, Deutsche Mark and Eurodollar.

     Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all of the Series' futures or options transactions constitute bona fide hedging transactions within the meaning of the Commodity Futures Trading Commission's (CFTC's) regulations. The Series will use currency futures and options on futures in a manner consistent with this requirement. The Series may also enter into futures or related options contracts for income enhancement and risk management purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the relevant Series' total assets.

     Successful use of futures contracts by a Series is also subject to the ability of such Series' Manager or Subadviser to predict correctly movements in the direction of markets and other factors affecting currencies generally. For example, if a Series has hedged against the possibility of an increase in the price of securities in its portfolio and the price of such securities increases instead, such Series will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if such Series has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Series may have to sell securities at a time when it is disadvantageous to do so.

     The hours of trading of futures contracts may not conform to the hours during which a Series may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

OPTIONS ON FUTURES CONTRACTS

     An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently options can be purchased or written with respect to futures contracts on the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, Deutsche Mark and Eurodollar.

     The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

ILLIQUID SECURITIES


     Global Series and International Stock Series may each hold up to 15% of its net assets in illiquid securities. Illiquid securities include repurchase agreements which have a maturity of longer than seven days and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.


     Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Subadvisers anticipate that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.


     Restricted securities eligible for resale pursuant to Rule 144A and commercial paper for which there is a readily available market will not be deemed illiquid. The Subadvisers will monitor the liquidity of such restricted securities, subject to the supervision of the Manager and the Board of Directors. In reaching liquidity decisions, Subadvisers will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the relevant Subadviser, and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


     The staff of the SEC has taken the position that purchased over-the-counter options and assets used as "cover" for written over-the-counter options are illiquid securities unless the Series and the counterparty have provided for the Series, at the Series' election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Series of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Series to treat the assets used as "cover" as "liquid."


OTHER INVESTMENT TECHNIQUES

     Each Series may take advantage of opportunities in the area of options and futures contracts and any other derivative instruments that are not presently contemplated for use by it or that are not currently available but that may be developed, to the extent such opportunities are both consistent with its investment objective and legally permissible for it. Before entering into such transactions or making any such investment, a Series will provide appropriate disclosure in its Prospectus.

                             INVESTMENT RESTRICTIONS

     The investment restrictions listed below have been adopted by the indicated Series as fundamental policies, except as otherwise indicated. Under the Investment Company Act, a fundamental policy of a Series may not be changed without the vote of a majority of the outstanding voting securities of such Series. As defined in the Investment Company Act, a "majority of a Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any asset from a Series.

     GLOBAL SERIES MAY NOT:

     1. Purchase securities on margin (but Global Series may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by Global Series of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

     2. Make short sales of securities or maintain a short position.

     3. Issue senior securities, borrow money or pledge its assets, except that Global Series may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. Global Series may pledge up to 20% of the value of its total assets to secure such borrowings. For the purpose of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements, the purchase and sale of securities on a when-issued or delayed delivery basis, the purchase and sale of forward foreign exchange contracts, options and futures contracts and any collateral arrangements with respect to the purchase and sale of forward foreign exchange contracts, options and futures contracts are not deemed to be the issuance of a senior security or a pledge of assets.

     4. Purchase any security (other than obligations of the U.S. Government, its agencies, or instrumentalities) if as a result: (i) with respect to 75% of Global Series' total assets, more than 5% of Global Series' total assets (taken at current value) would then be invested in securities of a single issuer, or
(ii) more than 25% of Global Series' total assets (taken at current value) would be invested in a single industry.

     5. Purchase any security if as a result the Global Series would then hold more than 10% of the outstanding voting securities of an issuer.

     6. Buy or sell commodities or commodity contracts or real estate or invest in real estate, although it may purchase or sell securities which are secured by real estate and securities of companies which invest or deal in real estate (for the purposes of this restriction, stock options, options on debt securities, options on stock indices, stock indices futures, options on stock index futures, futures contracts on currencies, options on such contracts and forward foreign exchange contracts are not deemed to be a commodity or commodity contract).

     7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     8. Make investments for the purpose of exercising control or management.

     9. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

     10. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

     11. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities (limited to 30% of Global Series' total assets).

     12. Purchase warrants if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in warrants.

     INTERNATIONAL STOCK SERIES MAY NOT:

     1. Purchase any security if, as a result, with respect to 75% of International Stock Series' total assets, more than 5% of the value of its total assets (determined at the time of investment) would then be invested in the securities of any one issuer.

     2. Purchase a security if more than 10% of the outstanding voting securities of any one issuer would be held by International Stock Series.

     3. Purchase a security if, as a result, 25% or more of the value of its total assets (determined at the time of investment) would be invested in securities of one or more issuers having their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     4. Purchase or sell real estate or interests therein (including limited partnership interests), although International Stock Series may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.

     5. Purchase or sell commodities or commodity futures contracts, except that International Stock Series may purchase and sell financial futures contracts and options thereon and that forward contracts are not deemed to be commodities or commodity futures contracts.

     6. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that International Stock Series may invest in the securities of companies which operate, invest in or sponsor such programs.

     7. Issue senior securities, borrow money or pledge its assets, except that International Stock Series may borrow from banks or through forward rolls, dollar rolls or reverse repurchase agreements up to 20% of the value of its total assets to take advantage of investment opportunities, for temporary, extraordinary or emergency purposes, or for the clearance of transactions and may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed-delivery basis; the purchase and sale of options, financial futures contracts and options thereon; the entry into repurchase agreements and collateral and margin arrangements with respect to any of the foregoing, will not be deemed to be a pledge of assets nor the issuance of senior securities.

     8. Make loans except by the purchase of fixed income securities in which International Stock Series may invest consistently with its investment objective and policies or by use of reverse repurchase and repurchase agreements, forward rolls, dollar rolls and securities lending arrangements.

     9. Make short sales of securities.

     10. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. (For the purpose of this restriction, the deposit or payment by International Stock Series of initial or maintenance margin in connection with financial futures contracts is not considered the purchase of a security on margin.)

     11. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Series may be deemed to be an underwriter under certain federal securities laws. International Stock Series has no limit with respect to investments in restricted securities.


     Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Series' assets or net assets, it is intended that if the percentage limitation is met at the time the investment is made, then a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Series' asset coverage for borrowings falls below 300%, the Series will take prompt action to reduce its borrowings, as required by applicable law.


                             DIRECTORS AND OFFICERS

NAME, ADDRESS         POSITION WITH            PRINCIPAL OCCUPATION
  AND AGE(1)               FUND               DURING PAST FIVE YEARS
------------          -------------           ----------------------


Edward D. Beach (73)      Director      President and Director of BMC Fund,
                                        Inc., a closed-end investment company;
                                        previously Vice Chairman of Broyhill
                                        Furniture Industries, Inc.; Certified
                                        Public Accountant; Secretary and
                                        Treasurer of Broyhill Family Foundation,
                                        Inc.; Member of the Board of Trustees of Mars Hill College; and Director of The
                                        High Yield Income Fund, Inc.

Stephen C. Eyre (75)      Director      Executive Director (May 1985 through
                                        December 1997) of The John A. Hartford
                                        Foundation, Inc. (charitable
                                        foundation); Director of Faircom, Inc.;
                                        and Trustee Emeritus of Pace University.


Delayne Dedrick Gold (59) Director      Marketing and Management Consultant;
                                        Director of The High Yield Income
                                        Fund, Inc.


                        POSITION WITH         PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE(1)    FUND             DURING PAST FIVE YEARS
----------------------- -------------        ----------------------

* Robert F. Gunia (51)     Vice         Vice President, Prudential Investments; since
                         President       September 1997; Executive Vice President and
                            and          Treasurer (since December 1996), Prudential
                         Director        Investments Fund Management LLC (PIFM); Senior
                                         Vice President (since March 1987) of Prudential
                                         Securities Incorporated (Prudential Securities);
                                         formerly Chief Administrative Officer (July 1990-
                                         September 1996), Director (January 1989-September
                                         1996) and Executive Vice President, Treasurer and
                                         Chief Financial Officer (June 1987-September 1996)
                                         of Prudential Mutual Fund Management, Inc. (PMF),
                                         Vice President and Director (since May 1989) of
                                         The Asia Pacific Fund, Inc.; Director of The High
                                         Yield Income Fund, Inc.

Don G. Hoff (62)        Director       Chairman and Chief Executive Officer (since 1980)
                                         of Intertec, Inc. (investments); Chairman and
                                         Chief Executive Officer of The Lamour
                                         Corporation, Inc.; Director of Innovative
                                         Capital Management, Inc. and The Greater China
                                         Fund, Inc.; and Chairman and Director of The
                                         Asia Pacific Fund, Inc.

Robert E. LaBlanc (63)  Director       President (since 1981) of Robert E. LaBlanc
                                         Associates, Inc. (telecommunications); formerly
                                         General Partner at Salomon Brothers and
                                         Vice-Chairman of Continental Telecom; Director
                                         of Storage Technology Corporation, Titan
                                         Corporation, Salient 3 Communications, Inc. and
                                         Tribune Company; and Trustee of Manhattan
                                         College.

* Mendel A. Melzer (37) Director       Chief Investment Officer (since October 1996) of
                                         Prudential Mutual Funds; formerly Chief
                                         Financial Officer (November 1995-October 1996)
                                         of Prudential Investments; Senior Vice
                                         President and Chief Financial Officer (April
                                         1993-November 1995) of Prudential Preferred
                                         Financial Services; Managing Director (April
                                         1991-April 1993) of Prudential Investment
                                         Advisors and Senior Vice President (July
                                         1989-April 1991) of Prudential Capital
                                         Corporation; Chairman and Director of
                                         Prudential Series Fund, Inc.; and Director of
                                         The High Yield Income Fund, Inc.

* Richard A. Redeker (54)  President   Employee of Prudential Investments, formerly
                          and Director   President, Chief Executive Officer and
                                         Director (October 1993-September 1996) Prudential
                                         Mutual Fund Management, Inc., Executive Vice
                                         President, Director and Member of the Operating
                                         Committee (October 1993-September 1996);
                                         Prudential Securities, Director (October
                                         1993-September 1996) of Prudential Securities
                                         Group, Inc.; Executive Vice President (January
                                         1994-September 1996), The Prudential Investment
                                         Corporation, Director (January 1994-September
                                         1996) Prudential Mutual Fund Distributors, Inc.
                                         and Prudential Mutual Fund Services, Inc. and
                                         Senior Executive Vice President and Director
                                         (September 1978-September 1993) of Kemper
                                         Financial Services, Inc.; President and
                                         Director of The High Yield Income Fund, Inc.



                         POSITION WITH          PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE(1)    FUND               DURING PAST FIVE YEARS
------------------------ -------------         -----------------------

Robin B. Smith (58)        Director    Chairman (since August 1996) and Chief Executive
                                         Officer (since January 1988), formerly
                                         President (September 1981-August 1996) and
                                         Chief Operating Officer (September
                                         1981-December 1988) of Publishers Clearing
                                         House; Director of BellSouth Corporation,
                                         Texaco Inc., Springs Industries Inc. and Kmart
                                         Corporation.

Stephen Stoneburn (54)     Director    President and Chief Executive Officer (since June
                                         1996) of Quadrant Media Corp. (a publishing
                                         company); formerly, President (June 1995-June
                                         1996) of Argus Integrated Media, Inc.; formerly
                                         Senior Vice President and Managing Director,
                                         (January 1993-1995) Cowles Business Media; and
                                         Senior Vice President (January 1991- 1992) of
                                         Gralla Publications (a division of United
                                         Newspapers, U.K.); and Senior Vice President of
                                         Fairchild Publications, Inc.

Nancy H. Teeters (67)      Director    Economist; formerly Vice President and Chief
                                         Economist (March 1986-June 1990) of
                                         International Business Machines Corporation;
                                         member of the Board of Governors of the Horace
                                         Rackham School of Graduate Studies of the
                                         University of Michigan; Director (since July
                                         1991) of Inland Steel Corporation; Director of
                                         The High Yield Income Fund, Inc.

Thomas A. Early (42)         Vice      Vice President and General Counsel (since March
                           President     1997), PMF & A; Executive Vice President,
                                         Secretary and General Counsel (since December
                                         1996), PIFM; formerly Vice President and
                                         General Counsel (March 1994-March 1997) of
                                         Prudential Retirement Services and Associate
                                         General Counsel and Chief Financial Services
                                         Officer (1988-1994) of Frank Russell Company.


S. Jane Rose (51)         Secretary    Senior Vice President (since December 1996),
                                         PIFM; Senior Vice President and Senior Counsel
                                         (since July 1992) Prudential Securities;
                                         formerly Senior Vice President (January
                                         1991-September 1996) and Senior Counsel (June
                                         1987-September 1996) of Prudential Mutual Fund
                                         Management, Inc.

Grace C. Torres (38)     Treasurer     First Vice President (since December 1996) of
                            and          PIFM; First Vice President (since March 1994)
                         Principal       of Prudential Securities; formerly First Vice
                         Financial       President (March 1994-September 1996),
                            and          Prudential Mutual Fund Management, Inc.
                         Accounting      and Vice President (July 1989-March
                          Officer        1994) of Bankers Trust Corporation.

Robert C. Rosselot (37)  Assistant     Assistant General Counsel (since September 1997)
                         Secretary       of PIFM. Formerly, partner with the firm of
                                         Howard & Howard, Bloomfield Hills, Michigan
                                         (since December 1995) and, prior thereto,
                                         Corporate Counsel, Federated Investors
                                         (1990-1995).

Stephen M. Ungerman      Assistant     Tax Director (since March 1996) Prudential
(43)                     Treasurer       Investments and the Private Asset Group of The
                                         Prudential Insurance Company of America
                                         (February 1993-September 1996); formerly First
                                         Vice President, Prudential Mutual Fund
                                         Management, Inc. and Senior Tax Manager
                                         (1981-January 1993) Price Waterhouse LLP.




-------------

(1) Unless otherwise noted, the address for each of the above persons is c/o Prudential Mutual Fund Management LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077.


 * Interested director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities or PIFM.

     Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.


     The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy. The Fund pays each of its Directors who is not an "affiliated" person of PIFM annual compensation of $7,000, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds upon which the Director will be asked to serve.


     Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues daily the amount of Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

     The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach and Eyre are scheduled to retire on December 31, 1999 and 1998, respectively.

     Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.


     The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended October 31, 1997 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other funds managed by Prudential Investments Fund Management LLC (Fund Complex) for the calendar year ended December 31, 1996. Below are listed the Directors who have served the Fund during its most recent fiscal year.



                               COMPENSATION TABLE


                                                                                        TOTAL
                                                PENSION OR                           COMPENSATION
                                                RETIREMENT                            FROM FUND
                                  AGGREGATE  BENEFITS ACCRUED   ESTIMATED ANNUAL       AND FUND
                                COMPENSATION   AS PART OF FUND   BENEFITS UPON       COMPLEX PAID
       NAME AND POSITION          FROM FUND      EXPENSES         RETIREMENT        TO DIRECTORS(2)
------------------------------- ------------ -----------------  ----------------    ---------------

Edward D. Beach--Director           $5,625         None                N/A          $166,000(21/39)*
Stephen C. Eyre--Director            8,291         None                N/A            34,250(4/5)*
Delayne D. Gold--Director            7,625         None                N/A           175,308(21/42)*
Robert F. Gunia (1)--Director           --         None                N/A                --
Don G. Hoff--Director                7,625         None                N/A            50,042(5/7)*
Robert F. LaBlanc--Director          7,625         None                N/A            34,542(4/4)*
Sidney R. Knafel--Former Director    2,000         None                N/A            29,875(4/5)*
Mendel A. Melzer (1)--Director          --         None                N/A                --
Thomas A. Owen--Former Director      2,000         None                N/A            86,333(9/11)*
Richard A. Redeker (1)--Director        --         None                N/A                --
Robin B. Smith--Director             5,625         None                N/A            89,957(11/20)*
Stephen Stoneburn--Director          5,625         None                N/A            30,375(4/6)*
Nancy H. Teeters--Director           5,625         None                N/A           103,583(11/28)*
Clay T. Whitehead--Former Director   2,000         None                N/A            38,292(5/7)*


--------------

Effective January 1997, the annual compensation paid to Directors was reduced to $7,000 in addition to certain out-of-pocket expenses.

* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

(1) Directors who are "interested" do not receive compensation from Fund Complex (including the Fund).

(2) Total compensation from all the Funds in the Fund Complex for the Calendar ended December 31, 1996, includes amounts deferred at the election of Directors under the Funds' deferred compensation plans. Including accrued interest, total compensation amounted to $109,294 for Director Robin B. Smith. Currently, Ms. Smith has agreed to defer some of her fees at the T-Bill rate and other fees at the fund rate.

     As of December 12 1997, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

     As of December 12, 1997, there were no beneficial owners, directly or indirectly, of more than 5% of the outstanding common stock of Global Series and the beneficial owners, directly or indirectly, of more than 5% of the outstanding common stock of International Stock Series were: Prudential Employee Savings Plan, Att. Cara India, 71 Hanover Road, Florham Park, New Jersey held 8,875,308 Class Z shares (or approximately 70% of the outstanding Class Z shares); Prudential Trust Company, FBO Pru-DC Trust Accounts, Att. John Surdy, 30 Scranton Office Park, Moosic, Pennsylvania held 3,432,830 Class Z shares (or approximately 27% of the outstanding Class Z shares).

     As of December 12, 1997, with respect to the Global Series, Prudential Securities was the record holder for other beneficial owners of 6,427,012 Class A shares (or approximately 44% of the outstanding Class A shares), 12,336,795 Class B shares (or approximately 62% of the outstanding Class B shares), 397,615 Class C shares (or approximately 67% of the outstanding Class C shares) and 104,066 Class Z shares (or approximately 4.2% of the outstanding Class Z shares) of the Series. As of December 12, 1997, with respect to International Stock Series, Prudential Securities was the record holder for other beneficial owners of 1,646,661 Class A shares (or approximately 83% of the outstanding Class A shares), 4,570,771 Class B shares (or approximately 94% of the outstanding Class B shares), 665,033 Class C shares (or approximately 94% of the outstanding Class C shares); 361,413 Class Z shares (or approximately 3% of the outstanding Class Z shares) of the Series.


                                     MANAGER


     The manager of each Series is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to substantially all of the other investment companies that, together with the Series, comprise the "Prudential Mutual Funds." See "How the Fund is Managed--Manager" in the Prospectus. As of November 30, 1997 PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $60 billion and, according to the Investment Company Institute, as of August 31, 1997, the Prudential Mutual Funds were the 17th largest family of mutual funds in the United States.

     PIFM is a subsidiary of Prudential Securities. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

     Pursuant to the Management Agreements with the Fund with respect to each Series (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of each Series, manages both the investment operations of the Series and the composition of the Series' portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Series. PIFM also administers the Series' corporate affairs and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Series are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

     For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .75% of Global Series average daily net assets and 1% of International Stock Series' average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of a Series (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Series' business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which a Series' shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund. Currently, each Series believes that there are no such expense limitations.

     In connection with its management of the corporate affairs of each Series, PIFM bears the following expenses:

          (a) the salaries and expenses of all of its and a Series' personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Series' investment adviser;

          (b) all expenses incurred, by PIFM or by a Series in connection with managing the ordinary course of such Series' business, other than those assumed by such Series as described below;

          (c) with respect to the Global Series, the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI or Subadviser) pursuant to the subadvisory agreement between PIFM and PI (the Subadvisory Agreement).

           (d) with respect to International Stock Series, the fees payable to Mercator Asset Management, L.P. (Mercator) pursuant to the subadvisory agreement between PIFM and Mercator; and

          (e) with respect to International Stock Series, the costs and expenses payable to PI pursuant to a subadvisory agreement between PIFM and PI.


     Under the terms of the Management Agreements, each Series is responsible for the payment of the following expenses: (a) the fees payable to the Manager,
(b) the fees and expenses of Directors who are not affiliated persons of the Manager or such Series' investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of each Series and of pricing such Series' shares,
(d) the charges and expenses of legal counsel and independent accountants for such Series, (e) brokerage commissions and any issue or transfer taxes chargeable to such Series in connection with its securities transactions, (f) all taxes and corporate fees payable by such Series to governmental agencies,
(g) the fees of any trade associations of which such Series may be a member, (h) the cost of stock certificates representing shares of such Series, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of such Series and of its shares with the Securities and Exchange Commission, registering such Series and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of such Series' business and (m) distribution fees.


     The Management Agreements provide that PIFM will not be liable for any error of judgment or for any loss suffered by a Series in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreements provide that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreements will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. For the fiscal years ended October 31, 1997, 1996 and 1995, PIFM received management fees of $5,036,520, $4,118,594 and $3,481,921, respectively, from Global Series. For the fiscal year ended October 31, 1997, and for the period from October 1, 1996 through October 31, 1996, PIFM received management fees of $2,932,554 and $162,415, respectively, from the newer International Stock Series.


     With respect to Global Series, PIFM has entered into a Subadvisory Agreement (the Subadvisory Agreement) with PI (the Subadviser), a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential). The Subadvisory Agreement provides that PI will furnish investment advisory services in connection with the management of the Global Series. In connection therewith, PI is obligated to keep certain books and records of the Global Series. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. PI is reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing those services. Investment advisory services are provided to the Global Series by a unit at PI, known as Prudential Mutual Fund Investment Management.


     With respect to International Stock Series, PIFM has entered into a Subadvisory Agreement (the Subadvisory Agreement) with Mercator. The Subadvisory Agreement with Mercator provides that PIFM will compensate Mercator for its services at an annual rate of .75% of International Stock Series' average daily net assets up to and including $50 million, .60% of Internationl Stock Series' average daily net assets in excess of $50 million up to and including $300 million and .45% of International Stock Series' average daily net assets in excess of $300 million. For the fiscal year ended October 31, 1997, and for the period from October 1, 1996 through October 31, 1996, Mercator received fees of $1,834,533 and $103,819, respectively, from PIFM. Dedicated to global and international common stock investing, Mercator was initially founded in 1984 by senior professionals formerly associated with Templeton Investment Counsel as Mercator Asset Management, Inc. ("Mercator, Inc."). On November 30, 1995, Mercator, a limited partnership organized under the laws of the State of Delaware, assumed the investment advisory business of Mercator, Inc. As of September 30, 1997, Mercator had approximately $2.9 billion in assets under management. The Subadvisory Agreement provides that Mercator will furnish investment advisory services in connection with the management of the International Stock Series. In connection therewith, Mercator is obligated to keep certain books and records of the International Stock Series. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Mercator's performance of such services.

     Portfolio manager Peter Spano and the Mercator Asset Management team are equity specialists with approximately 100 years of combined international investing experience. They primarily use a value investing style in managing the International Stock Series. Using a value investing style, International Stock Series' managers search outside the U.S. for long-term growth from stocks deemed to be underpriced. Mercator's team accesses a substantial network of top equity analysts around the world who are experts in their local markets. The team screens more than 5,500 stocks outside the U.S., selecting approximately 50 significantly undervalued stocks with strong prospects for earnings growth.

     With respect to International Stock Series, and pursuant to a subadvisory agreement with PIFM, PI provides investment advisory services to such Series with respect to (i) the management of short-term assets, including cash, money market instruments and repurchase agreements and (ii) the lending of portfolio securities in connection with the management of the International Stock Series. For these services, PIFM will reimburse PI for reasonable costs and expenses incurred by PI determined in a manner acceptable to PIFM.

     Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the relevant Management Agreement. Each Subadvisory Agreement may be terminated by the Fund, PIFM, or (i) with respect to International Stock Series, Mercator or PI and (ii) with respect to Global Series, PI, upon not more than 60 days', nor less than 30 days', written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.


                                   DISTRIBUTOR


     Prudential Securities Incorporated, One Seaport Plaza, New York, New York 10292 (Prudential Securities, PSI or the Distributor), acts as the distributor of the shares of the Series.


     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively the Plans) adopted by the Fund on behalf of each Series under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), Prudential Securities (the Distributor) incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. Prudential Securities serves as the Distributor of the Class Z shares and incurs the expenses of distributing the Series' Class Z shares under the Distribution Agreement with the Fund, none of which are reimbursed by or paid for by either Series. See "How the Fund is Managed--Distributor" in the Prospectus.

     Each Series' Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares of such Series may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and
(ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares of such Series. The Global Series' Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares of such Series may be paid as a service fee and (ii) .50 of 1% (not including the service fee) per annum of such Series' average daily net assets up to the level of average daily net assets as of February 26, 1986, plus .75 of 1% of the average daily net assets of the Class B shares of such Series in excess of such level may be used as compensation for distribution-related expenses with respect to the Class B shares of such Series. The International Stock Series' Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares of such Series may be paid as a service fee and (ii) .75 of 1% (not including the service fee) per annum of such Series' average daily net assets may be used as compensation for distribution-related expenses with respect to the Class B shares (asset-based sales charge). Each Series' Class C Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class C shares of such Series may be paid as a service fee and (ii) .75 of 1% (not including the service fee) per annum of such Series' average daily net assets may be used as compensation for distribution-related expenses with respect to the Class C shares (asset-based sales charge).

     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Series to which such Plan relates. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. A Series will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.


     Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of a Series by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.


     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended.

GLOBAL SERIES

     CLASS A PLAN. For the fiscal year ended October 31, 1997, Prudential Securities received payments of $663,451 under the Class A Plan. This amount was expended on commission credits to Prudential Securities and Pruco Securities Corporation, an affiliated broker-dealer (Prusec), for payments of commissions and account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 1997, PSI also received approximately $323,700 in initial sales charges.

     CLASS B PLAN. For the fiscal year ended October 31, 1997, Prudential Securities received $3,277,315 from the Series under the Class B Plan and spent approximately $2,347,000 in distributing the Class B shares of the Series. It is estimated that of the latter amount approximately $87,000 (3.7%) was spent on printing and mailing of prospectuses to other than current shareholders; $764,400 (32.6%) on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class B shares; and $1,496,000 (63.7%) on the aggregate of
(i) payments of commissions and account servicing fees to its financial advisers ($742,400 or 31.6%) and (ii) an allocation on account of overhead and other branch office distribution expenses ($753,600 or 32.1%). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prusec's and Prudential Securities' branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Series shares and (d) other incidental expenses relating to branch promotion of Series sales.

     Prudential Securities also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended October 31, 1997, Prudential Securities received approximately $690,800 in contingent deferred sales charges.

     CLASS C PLAN. For the fiscal year ended October 31, 1997, Prudential Securities received $90,930 from the Series under the Class C Plan and spent approximately $90,800 in distributing the Class C shares of the Series. It is estimated that of the latter amount approximately $5,700 (6.2%) was spent on printing and mailing of prospectuses to other than current shareholders;
$8,100 (9.0%) on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class C shares; and $77,000 (84.8%) on the aggregate of
(i) payments of commissions and account servicing fees to its financial advisers ($62,300 or 68.6%) and (ii) an allocation on account of overhead and other branch office distribution expenses ($14,700 or 16.2%).

     Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide--How to See Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended October 31, 1997, Prudential Securities received contingent deferred sales charges of approximately
$11,400.

INTERNATIONAL STOCK SERIES

     CLASS A PLAN. For the fiscal year ended October 31, 1997, Prudential Securities received payment of $46,947 under the Class A. Plan. This amount was expended on commission credits to Prudential Securities and Pruco Securities Corporation, an affiliated broker-dealer (Prusec), for payments of commissions and account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 1997, PSI also received approximately $774,000 in initial sales charges.

     CLASS B PLAN. For the fiscal year ended October 31, 1997, Prudential Securities received $475,842 from the Series under the Class B Plan and spent approximately $2,739,900 in distributing the Class B shares of the Series. It is estimated that of the latter amount approximately $118,400 (4.3%) was spent on printing and mailing of prospectuses to other than current shareholders; $89,300 (3.3%) on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class B shares; and $2,532,100 (92.4%) on the aggregate of (i) payments of commissions and account servicing fees to its financial advisers ($904,800 or 33.0%) and (ii) an allocation on account of overhead and other branch office distribution-related expenses ($1,627,400 or 59.3%). The term "overhead and other branch office distribution-related expenses" represents
(a) the expenses of operating Prusec's and Prudential Securities' branch offices in connection with the sale of Series shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Series shares and (d) other incidental expenses relating to branch promotion of Series sales.

     Prudential Securities also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended October 31, 1997, Prudential Securities received approximately $69,000 in contingent deferred sales charges.

     CLASS C PLAN. For the fiscal year ended October 31, 1997, Prudential Securities received $74,733 from the Series under the Class C Plan and spent approximately $168,700 in distributing the Class C shares of the Series. It is estimated that of the latter amount approximately $24,100 (14.3%) was spent on printing and mailing of prospectuses to other than current shareholders;
$400 (.23%) on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class C shares; and $144,200 (85.5%) on the aggregate of
(i) payments of commissions and account servicing fees to its financial advisers ($56,700 or 33.6%) and (ii) an allocation on account of overhead and other branch office distribution expenses ($87,500 or 51.9%).

     Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended October 31, 1997, Prudential Securities received contingent deferred sales charges of approximately
$11,000.



     NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of a Series may not exceed .75 of 1% per class. The 6.25% limitation applies to a Series rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                                 NET ASSET VALUE


     Under the Investment Company Act, with respect to securities for which market quotations are not readily available, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers or independent pricing agents. Other securities will be valued at the mean of the most recently quoted bid and asked prices in the over-the-counter market. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sales prices as of the close of trading on the applicable commodities exchange. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer and forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event which is likely to affect the value of the security occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

     Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal Market Maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors), does not represent fair value, are valued by the Valuation Committee or Board in consultation with the Manager and Subadviser under procedures established by the Fund's Board of Directors. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. A Series will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem such Series' shares have been received or days on which changes in the value of such Series' portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of a Series' shares shall be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     NAV is calculated separately for each class of each Series. The NAV of Class B and Class C shares of a Series will generally be lower than the NAV of Class A and Class Z shares of such Series as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares of each Series will generally be higher than the NAV of Class A, Class B or Class C shares of such Series as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends which will differ by approximately the amount of the distribution expense accrual differential among the classes.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Manager is responsible for decisions to buy and sell securities, options and futures contracts for the Series, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities, options or futures on a national securities exchange or board of trade are effected through brokers or futures commission merchants who charge a negotiated commission for their services; on foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. The term "Manager" as used in this section includes the Subadvisers.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Series will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal. Thus, they will not deal in over-the-counter securities with Prudential Securities acting as market maker, and they will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of a Series' order.

     Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of each Series, will not significantly affect the Series' ability to pursue its present investment objective. However, in the future, in other circumstances, a Series may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

     In placing orders for portfolio securities of the Series, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Series will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager will consider research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Series, the Manager or its clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Series may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Series, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Series. Commis-sion rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker, dealer or futures commission merchant in the light of generally prevailing rates. The Manager is authorized to pay higher commissions on brokerage transactions for the Series to brokers, dealers or futures commission merchants other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers, dealers and futures commission merchants and the commission rates paid are reviewed periodically by the Fund's Board of Directors.

     Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Series, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on a securities exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the noninterested directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Series unless the Series has expressly authorized the retention of such compensation. Prudential Securities must furnish to each Series at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for such Series during the applicable period. Brokerage transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.


     The table presented below shows certain information regarding the payment of commissions by Global Series, including the amount of such commissions paid to Prudential Securities, for the three year period ended October 31, 1997.



                                                        FISCAL YEARS ENDED OCTOBER 31,
                                                     -------------------------------------
                                                       1997         1996           1995
                                                     -------      --------        --------

Total brokerage commissions paid by the Fund ......  $2,048,227    $1,544,620  $1,246,558
Total brokerage commissions paid to
  Prudential Securities ...........................     $ 7,900    $   40,100  $   20,800
Percentage of total brokerage commissions
  paid to Prudential Securities ...................          .4%          2.6%        1.7%
Percentage of total dollar amount of transactions
  involving commissions that were effected through
  Prudential Securities...........................           .3%          2.0%        1.2%

     Of the total brokerage commissions, none were paid to firms which provided research, statistical or other services to PIFM during the fiscal year ended October 31, 1997.


     The table presented below shows certain information regarding the payment of commissions by International Stock Series, including the amount of such commissions paid to Prudential Securities, for the following periods:

                                                                              FISCAL YEARS ENDED
                                        FISCAL YEAR ENDED  OCTOBER 1, 1996       SEPTEMBER 30,
                                           OCTOBER 31,         THROUGH        -------------------
                                               1997       OCTOBER 31, 1996     1996         1995
                                        ----------------- ----------------    -------       -----

Total brokerage commissions paid
  by the Fund ............................    $583,271         $45,000        $241,164    $232,505
Total brokerage commissions paid
  to Prudential Securities ...............    $      0         $     0        $      0    $      0
Percentage of total brokerage commissions
  paid to Prudential Securities ..........           0%              0%              0%          0%
Percentage of total dollar amount of
  transactions involving commissions that
  were effected through Prudential
  Securities.............................            0%              0%              0%          0%

     Of the total brokerage commissions, none were paid to firms which provided research, statistical or other services to PIFM during the fiscal year ended October 31, 1997.


                    PURCHASE AND REDEMPTION OF SERIES SHARES

     Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis

(Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at net asset value without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.

     Each class represents an interest in the same assets of such Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charge or distribution and/or service fee), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangements and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."


ISSUANCE OF FUND SHARES FOR SECURITIES

     Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale and (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market.


SPECIMEN PRICE MAKE-UP


     Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 5% and Class B*, Class C* and Class Z shares are sold at net asset value. Using each Series' net asset value at October 31, 1997, the maximum offering price of the Series' shares is as follows:


                                                                                INTERNATIONAL
                                                               GLOBAL SERIES     STOCK SERIES
                                                               -------------    --------------

CLASS A
Net asset value and redemption price per Class A share ......     $17.27            $18.24
Maximum sales charge (5% of offering price) .................        .91               .96
                                                                  ------            ------
Offering price to public ....................................     $18.18            $19.20
                                                                  ======            ======
CLASS B
Net asset value, offering price and redemption price
  per Class B share* ........................................     $16.42            $18.13
                                                                  ======            ======
CLASS C
Net asset value, offering price and redemption price
  per Class C share* ........................................     $16.41            $18.13
                                                                  ======            ======
CLASS Z
Net asset value, offering price and redemption price
  per Class Z share .........................................     $17.35            $18.28
                                                                  ======            ======



* Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES


     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of a Series concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of break points under "Shareholder Guide--Alternative Purchase Plan--Class A Shares" in the Prospectus.


     An eligible group of related Series investors includes any combination of the following:

          (a)  an individual;

          (b)  the individual's spouse, their children and their parents;

          (c)  the individual's and spouse's Individual Retirement Account
               (IRA);

          (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

          (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

          (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

          (g) one or more employee benefit plans of a company controlled by an individual.

     In addition, an eligible group of related Series investors may include the following: an employer (or group of related employers) and one or more retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.


     RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of the shares of the Series and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. See "How the Fund Values Its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.


     LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Portfolio and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at NAV by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

     For purposes of the Investment Letter of Intent, all shares of each Portfolio and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.

     A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish minimum eligible employee or participant goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investment made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Investment Letter of Intent does not obligate the investor to purchase, nor a Series to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of a Portfolio pursuant to a Letter of Intent should carefully read such Letter of Intent.

     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to any individual participant in any retirement or group plans.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES


     The Contingent Deferred Sales Charge (CDSC) is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.



CATEGORY OF WAIVER                           REQUIRED DOCUMENTATION
Death                                        A copy of the shareholder's death certificate or,
                                             in the case of a trust, a copy of the grantor's
                                             death certificate, plus a copy of the trust
                                             agreement identifying the grantor.

Disability--An individual will be            A copy of the Social Security
considered disabled if he or she is          Administration award letter or a letter
unable to engage in any substantial          from a physician on the physician's
gainful activity by reason of any            letterhead stating that the shareholder
medically determinable physical or           (or, in the case of a trust, the
mental impairment which can be expected      grantor) is permanently disabled. The
to result in death or to be of               letter must also indicate the date of
long-continued and indefinite duration.      disability.

CATEGORY OF WAIVER                           REQUIRED DOCUMENTATION

Distribution from an IRA or 403(b)           A copy of the distribution form from the
Custodial Account                            custodial firm indicating (i) the date
                                             of birth of the shareholder and (ii)
                                             that the shareholder is over age 59 1/2
                                             and is taking a normal
                                             distribution--signed by the shareholder.


Distribution from Retirement Plan            A letter signed by the plan
                                             administrator/trustee indicating the
                                             reason for the distribution.

Excess Contributions                         A letter from the shareholder (for an
                                             IRA) or the plan administrator/trustee
                                             on company letterhead indicating the
                                             amount of the excess and whether or not
                                             taxes have been paid.


     The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994


     The CDSC is reduced on redemptions of Class B shares of Global Series purchased prior to August 1, 1994 if, immediately after a purchase of such shares, the aggregate cost of all Class B shares of Global Series owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of Global Series in one year and an additional $450,000 of Class B shares in the following year with the result that the aggregate cost of your Class B shares of Global Series following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:


                                            CONTINGENT DEFERRED SALES CHARGE
                                           AS A PERCENTAGE OF DOLLARS INVESTED
                                                OR REDEMPTION PROCEEDS
        YEAR SINCE PURCHASE             ----------------------------------------
            PAYMENT MADE                $500,001 TO $1 MILLION   OVER $1 MILLION
        -------------------             ----------------------   ---------------

        First ..........................          3.0%                2.0%
        Second .........................          2.0%                1.0%
        Third ..........................          1.0%                  0%
        Fourth and thereafter ..........            0%                  0%


     You must notify the Series' Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.


SHAREHOLDER INVESTMENT ACCOUNT


     Upon the initial purchase of a Series' shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for the issuance of a certificate. Each Series makes available to the shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at the net asset value per share at the close of business on the record date. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.


EXCHANGE PRIVILEGE


     Each Series makes available to its shareholders the privilege of exchanging their shares of the Series for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of a Series. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.


     It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

CLASS A. Shareholders of a Series may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Structured Maturity Fund and Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

     The following money market funds participate in the Class A Exchange
Privilege:

     Prudential California Municipal Fund
      (California Money Market Series)

     Prudential Government Securities Trust
       (Money Market Series)
       (U.S. Treasury Money Market Series)

     Prudential Municipal Series Fund
       (Connecticut Money Market Series)
       (Massachusetts Money Market Series)
       (New Jersey Money Market Series)
       (New York Money Market Series)

     Prudential Money Mart Assets (Class A Shares)

     Prudential Tax-Free Money Fund

CLASS B AND CLASS C. Shareholders of a Series may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

     Class B and Class C shares of a Series may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into a Series, such shares may be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Series from a money market fund during the month (and are held in a Series at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

     At any time after acquiring shares of other funds participating in the Class B and Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B and Class C shares of a Series, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

     CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.


     Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Series' Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including a Series, or the Distributor, has the right to reject any exchange application relating to such fund's shares.


DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

         PERIOD OF
         MONTHLY INVESTMENTS:   $100,000  $150,000  $200,000  $250,000
         --------------------   --------  --------  --------  --------
         25 Years                $  110    $  165    $  220    $  275
         20 Years                   176       264       352       440
         15 Years                   296       444       592       740
         10 Years                   555       833     1,110     1,388
         5 Years                  1,371     2,057     2,742     3,428

       See "Automatic Savings Accumulation Plan."

----------

     (1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

     (2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Series. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

     Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of a Series monthly by authorizing his or her bank account or Prudential Securities Account (including a Command Account) to be debited to invest specified dollar amounts in shares of such Series. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

     Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

     A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.


     In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and/or Distributions" above.


     Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

     Various qualified retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

     INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           TAX-DEFERRED COMPOUNDING(1)

          CONTRIBUTIONS           PERSONAL
          MADE OVER:               SAVINGS                     IRA
          -----------             ---------                  -----
          10 years                $ 26,165                  $ 31,291
          15 years                  44,676                    58,649
          20 years                  68,109                    98,846
          25 years                  97,780                   157,909
          30 years                 135,346                   244,692

----------


     (1) The chart is for illustrative purposes only and does not represent the performance of a Series or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meets the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.


MUTUAL FUND PROGRAMS

     From time to time, a Series may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Series may waive or reduce its minimum initial investment requirements in connection with such a program.


     The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Adviser or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by theprogram, the standard minimum investment requirements for the individual mutual funds will apply.

                             PERFORMANCE INFORMATION

     AVERAGE ANNUAL TOTAL RETURN. A Series may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

     Average annual total return is computed according to the following formula:

                                        n
                                  P(1+T) = ERV

Where: P = a hypothetical initial payment of $1,000.
       T = average annual total return.
       n = number of years.
       ERV  = ending redeemable value at the end of the 1, 5 or 10 year periods
          (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

     Average annual total return takes into account any applicable initial or contingent deferred sales charge but does not take into account any federal or state income taxes that may be payable upon redemption.


     GLOBAL SERIES: The average annual total return for Class A shares for the one year, five year and and since inception (January 22, 1990) periods ended October 31, 1997 was 6.80%, 14.55% and 8.31%, respectively, with and without the subsidy of expenses. The average annual total return with respect to the Class B shares of Global Series for the one, five and ten year periods ended on October 31, 1997 was 6.70%, 14.84% and 13.0%, respectively. The average annual total return with respect to the Class B shares of Global Series for the ten year period ended on October 31, 1997, would have been slightly lower without the subsidy of expenses. See "How the Fund is Managed--Fee Waivers and Subsidy" in the Prospectus. The average annual total return for Class C shares for the one year and since-inception (August 1, 1994) periods ended October 31, 1997 was 10.63% and 9.78%, respectively. The average annual total return for Class Z shares of Global Series for the one year and since-inception (March 1, 1996) periods ended October 31, 1997 was 12.72% and 12.56%, respectively.

     INTERNATIONAL STOCK SERIES: Class A, Class B and Class C shares were first offered in September 1996. The average annual total return for Class A, Class B and Class C shares for the one year period ended October 31, 1997 was 12.85%, 12.04% and 12.04%, respectively. The average annual total return for Class A, Class B and Class C shares for the since inception (September 22, 1997) period ended October 31, 1997 was 11.98%, 11.13% and 11.13%, respectively. The average annual total return for Class Z shares for the one year, three year and since-inception (November 5, 1992) periods ended October 31, 1997 was 13.13%, 8.67% and 14.79%, respectively.


     YIELD. A Series may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing the Series' net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                                      [            6   ]
                                      |( a-b  + 1 )    |
                          YIELD = 2   |( ---      ) - 1|
                                      [( cd       )    ]

Where:  a = dividends and interest earned during the period.
        b = expenses accrued for the period (net of reimbursements).
        c = the average  daily  number of shares  outstanding  during the period that were entitled to receive dividends.
        d = the maximum offering price per share on the last day of the period.

     Yield fluctuates and an annualized yield quotation is not a representation by the Series as to what an investment in the Series will actually yield for any given period. Yields for a Series will vary based on a number of factors including changes in net asset value, market conditions, the level of interest rates and the level of such Series income and expenses.

     AGGREGATE TOTAL RETURN. A Series may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

     Aggregate total return represents the cumulative change in the value of an investment in the Series and is computed according to the following formula:

                                     ERV - P
                                     -------
                                        P

Where: P   =  a hypothetical initial payment of $1000.
       ERV =  ending  redeemable  value  at the  end  of  the 1, 5 or 10  year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


     GLOBAL SERIES: The aggregate total return with respect to the Class A shares of Global Series for the one year, five year and since-inception (January 22, 1990) periods ended October 31, 1997 was 12.42%, 107.56% and 95.80%, respectively, with and without the subsidy of expenses. The aggregate total return with respect to the Class B shares of Global Series for the one, five and ten year periods ended on October 31, 1997 was 11.70%, 100.73% and 128.46%, respectively. The aggregate total return with respect to the Class B shares of Global Series for the ten year period ended on October 31, 1997, would have been slightly lower without the subsidy of expenses. See "How the Fund is Managed--Fee Waivers and Subsidy" in the Prospectus. The aggregate total return for Class C shares for the one year and since-inception (August 1, 1994) periods ended October 31, 1997 was 11.63% and 35.40%, respectively. The aggregate total return for Class Z shares of Global Series for the one year and since-inception (March 1, 1996) periods ended October 31, 1997 was 12.72% and 21.80%, respectively.

     INTERNATIONAL STOCK SERIES: The aggregate total return with respect to the Class A shares of International Stock Series for the one year and since-inception (September 23, 1996) periods ended October 31, 1997 was 7.21% and 7.53%, respectively. The aggregate total return with respect to the Class B shares of the International Stock Series for the one year and since-inception (September 23, 1996) periods ended on October 31, 1997 was 7.04% and 8.25%, respectively. The aggregate total return with respect to the Class C shares of the Series for the one year and since-inception (September 23, 1996) periods ended on October 31, 1997 was 11.04% and 12.25%, respectively. The aggregate total return for Class Z shares for the one year, three year and since-inception (November 5, 1992) periods ended October 31, 1997 was 13.13%, 28.34% and 98.89%, respectively.


     From time to time, the performance of a Series may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)




            PERFORMANCE COMPARISON OF DIFFERENT TYPES OF INVESTMENTS
                       OVER THE LONG TERM (1/1926-9/1997)

          Common Stocks ...................................    11.0%
          Long-Term Govt. Bonds ..........................     5.1%
          Inflation .......................................     3.1%

----------


     (1) Source: Ibbotson Associates, Stocks, Bonds, Bills and Inflation--1997 Yearbook (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). All rights reserved. Common stock returns are based on the Standard and Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     Each Series has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code for each taxable year. Accordingly, a Series must, among other things, (a) derive at least 90% of its gross income from dividends, interest, proceeds from loans of securities and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of its assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of such Series' assets, and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). These requirements may limit a Series' ability to invest in other types of assets.

     As a regulated investment company, a Series will not be subject to federal income tax on its net investment income and capital gains, if any, that it distributes to its shareholders, provided (among other things) that at least 90% of the Series' net investment income (including net short-term capital gains) other than long-term capital gains earned in the taxable year is distributed. Each Series intends to distribute annually to its shareholders all of its taxable net investment income, which includes dividends, interest and any net short-term capital gains in excess of net long-term capital losses. The Board of Directors of the Fund will determine once a year whether to distribute any net long-term capital gains in excess of any net short-term capital losses. In determining the amount of capital gains to be distributed, any capital loss carryovers from prior years will be offset against capital gains. A 4% nondeductible excise tax will be imposed on a Series to the extent such Series does not meet certain distribution requirements by the end of each calendar year.


     Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time a Series accrues income, expenses or other liabilities denominated in a foreign currency and the time such Series actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss for federal income tax purposes. Similarly, gains or losses on the disposition of debt securities held by a Series, if any, denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.


     Gains or losses on sales of securities by a Series will generally be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where a Series acquires a put or writes a call thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. If an option written by a Series on securities lapses or is terminated through a closing transaction, such as a purchase by a Series of the option from its holder, a Series will generally realize short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by such Series in the closing transaction. If securities are sold by a Series pursuant to the exercise of a call option written by it, such Series will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of a Series' transactions may be subject to wash sale straddle, constructive sale and short sale provisions of the Internal Revenue Code which may, among other things, require such Series to defer losses or recognize gain. In addition, debt securities acquired by a Series may be subject to original issue discount rules which may, among other things, cause such Series to accrue income in advance of the receipt of cash with respect to interest and market discount rules which may, among other things, cause gains to be treated as ordinary income.


     Special rules apply to most options on stock indices, futures contracts and options thereon, and forward foreign currency exchange contracts in which the Series may invest. See "Investment Objectives and Policies." These investments generally will constitute Section 1256 contracts and will be required to be"marked to market" for federal income tax purposes at the end of the Series' taxable year, i.e., treated as having been sold at market value. Sixty percent of any capital gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.


     Forward currency contracts, options and futures contracts entered into by a Series may create "straddles" for federal income tax purposes, which may result in the deferral of losses on positions held by the Series to the extent of any unrecognized gain on offsetting positions held by the Series and a limitation on the deductibility of interest or other charges incurred to purchase or carry such positions.


     A "passive foreign investment company" ("PFIC") is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Series acquires and holds stock in a PFIC beyond the end of the year of its acquisition, such Series will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively "PFIC income"), plus interest thereon, even if such Series distributes the PFIC income as a taxable dividend to its shareholders. If a Series elects to treat any PFIC in which it invests as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, such Series will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to such Series; those amounts would be subject to the distribution requirements applicable to such Series described above. It may be very difficult, if not impossible, to make this election because of certain requirements thereof. For taxable years of each Series beginning after December 31, 1997, if a Series does not or cannot elect to treat such a PFIC as a "qualified electing fund," such Series can make a "mark-to-market" election, i.e., treat the shares of the PFIC as sold on the last day of such Series' taxable year, and thus avoid the special tax and interest charge. The gains a Series recognizes from the mark-to-market election would be included as ordinary income in the net investment income such Series must distribute to shareholders, notwithstanding that such Series would receive no cash in respect of such gains. Any loss from the mark-to-market election may be recognized to the extent of previously reported mark-to-market gains.

     Dividends of net investment income will be taxable to a U.S. shareholder as ordinary income regardless of whether such shareholder receives such dividends in additional shares or in cash. Dividends received from a Series will be eligible for the dividends received deduction for corporate shareholders only to the extent that a Series' income is derived from certain dividends received from domestic corporations. The amount of dividends qualifying for the dividends received deduction will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of a Series' taxable year. Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains regardless of whether the shareholder receives such distribution in additional shares or in cash and regardless of how long the shareholder has held a Series' shares, and will not be eligible for the dividends received deduction for corporations.


     Any dividends or capital gains distributions received by a shareholder will have the effect of reducing the net asset value of the Series' shares by the exact amount of the dividend or capital gains distribution. If the net asset value of the shares should be reduced below a shareholder's cost as a result of a dividend or capital gains distribution, such dividend or capital gains distribution, although constituting a return of capital, will be taxable as described above. Prior to purchasing shares of the Series, therefore, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

     Distributions of net investment income made to a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, foreign corporation or foreign partnership (foreign shareholder) will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate), unless the dividends are effectively connected with the U.S. trade or business of the shareholder and the shareholder complies with certain filing requirements. Gains realized upon the sale or redemption of shares of the Series by a foreign shareholder and distributions of net long-term capital gains to a foreign shareholder will generally not be subject to U.S. income tax unless the gain is effectively connected with a trade or business carried on by the shareholder within the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for more than 182 days during the taxable year and certain other conditions are met. In the case of a foreign shareholder who is a nonresident alien individual, the Series may be required to withhold U.S. federal income tax at the rate of 31% of distributions of net long-term capital gains unless IRS Form W-8 is provided. If distributions are effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of net investment income and net long-term capital gains will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Transfers by gift of shares of the Series by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of the shares of the Series held by such a shareholder at his death will be includable in his gross estate for U.S. federal estate tax purposes. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Series.

     Income received by the Series from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Series' assets to be invested in various countries is not known.

     If the Series is liable for foreign taxes, the Series expects to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders foreign income taxes paid, but there can be no assurance that the Series will be able to do so. Under the Internal Revenue Code, if more than 50% of the value of the Series' total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Series will be eligible and may file an election with the Internal Revenue Service to "pass-through" to the Series' shareholders the amount of foreign income taxes paid by the Series. Pursuant to this election shareholders will be required to:
(i) include in gross income (in addition to taxable dividends actually received) their pro rata share of the foreign income taxes paid by the Series; (ii) treat their pro rata share of foreign income taxes as paid by them; and (iii) either deduct their pro rata share of foreign income taxes in computing their taxable income or, subject to certain limitations, use it as a foreign tax credit against U.S. income taxes imposed on foreign source income. For this purpose, the portion of dividends paid by the Series from its foreign source income will be treated as such. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A shareholder that is a nonresident alien individual or foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to various limitations including a separate limitation for "passive income," which includes, among other things, dividends, interest and certain foreign currency gains.

     Each shareholder will be notified within 60 days after the close of the Series' taxable year whether the foreign income taxes paid by the Series will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign income taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.


     The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A or Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares and lower on Class A shares in relation to Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."


     Distributions may be subject to additional state and local taxes.

     PENNSYLVANIA PERSONAL PROPERTY TAX. The Fund has received a written letter of determination from the Pennsylvania Department of Revenue that the Global Series will be subject to the Pennsylvania foreign franchise and corporate net income tax by reason of the Global Series' business activities in Pennsylvania. Accordingly, it is believed the Global Series' shares are exempt from Pennsylvania personal property taxes. The Global Series anticipates that it will continue such business activities but reserves the right to suspend them at any time, resulting in the termination of the exemption.

              CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT AND
                             INDEPENDENT ACCOUNTANTS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for each Series' portfolio securities and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for each Series' foreign assets held outside the United States. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.


     Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of each Series. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Series, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions, and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually-established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the fiscal year ended October 31, 1997, Global Series incurred fees of approximately $1,217,500 for the services of PMFS. For the fiscal year ended October 31, 1997, International Series incurred fees of approximately $504,000 for the services of PMFS.

     Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Series' independent accountants, and in that capacity audits each Series' annual financial statements.

Portfolio of Investments as           PRUDENTIAL WORLD FUND, INC.
of October 31, 1997                   GLOBAL SERIES
------------------------------------------------------------

                                                      Value
Shares      Description                             (Note 1)
   ------------------------------------------------------------
LONG-TERM INVESTMENTS--95.1%
COMMON STOCKS--94.2%
   ------------------------------------------------------------
Argentina--0.7%
 485,250    Banco Frances del Rio de la Plata
               SA (Banking)                       $   4,005,636
  53,300    Banco Rio De La Plata SA(a) (ADR)
               (Banking)                                559,650
                                                  -------------
                                                      4,565,286
------------------------------------------------------------
Australia--3.1%
 415,000    Brambles Industries, Ltd. (Business
               & Public Services)                     7,947,374
3,000,000(b) Duke Group (Precious Metals)                     0
1,565,400   Publishing & Broadcasting, Ltd.
               (Broadcasting & Publishing)            9,045,994
 929,256    Woolworths, Ltd. (Retail)                 2,987,618
                                                  -------------
                                                     19,980,986
------------------------------------------------------------
Brazil--0.9%
 307,900    Companhia Brasileira De
               Distribuicao (ADR) (Retail)            5,696,150
------------------------------------------------------------
Federal Republic of Germany--4.1%
  11,120    Linde AG (Machinery & Engineering)        6,698,213
  48,600    SAP AG (Computer Software &
               Services)                             13,919,493
  10,500    Volkswagen AG (Automobiles & Auto
               Parts)                                 6,197,040
                                                  -------------
                                                     26,814,746
------------------------------------------------------------
Finland--2.4%
 178,800    Nokia Corp. (Telecommunications
               Equipment)                            15,579,597
------------------------------------------------------------
France--4.7%
  10,350    Carrefour SA (Retail)                     5,383,173
  47,500    France Telecom SA(a)
               (Telecommunications)                   1,791,756
  21,396    Imetal SA (Misc. Materials &
               Commodities)                       $   2,292,217
  38,400    Legrand SA (Electrical &
               Electronics)                           7,126,348
  63,700    Total Francaise Petroleum, Ltd.
               (Energy Sources)                       7,044,512
 102,500    Valeo SA (Automobiles & Auto Parts)       6,813,615
                                                  -------------
                                                     30,451,621
------------------------------------------------------------
Hong Kong--2.0%
1,281,000   Hutchison Whampoa, Ltd.
               (Multi-Industry)                       8,865,912
1,071,000   New World Development Co., Ltd.
               (Property Development)                 3,768,590
                                                  -------------
                                                     12,634,502
------------------------------------------------------------
Ireland--1.6%
 796,200    Bank of Ireland (Finance)                10,071,642
------------------------------------------------------------
Italy--3.3%
3,283,500   Credito Italiano (Finance)                8,774,070
3,468,500   Telecom Italia Mobile SpA
               (Telecommunications)                  12,781,913
                                                  -------------
                                                     21,555,983
------------------------------------------------------------
Japan--10.6%
  62,900    Aoki International Co., Ltd.
               (Retail)                                 638,472
 245,000    Aoyama Trading Co., Ltd. (Retail)         6,584,158
 540,000    Daibiru Corp. (Property Investment)       5,795,823
 641,000    Daito Trust Construction Co., Ltd.
               (Property Investment)                  5,706,548
1,197,000   Daiwa Securities Co., Ltd.
               (Finance)                              7,250,320
 433,000    House Foods Corp. (Food & Household
               Products)                              7,457,442
 151,700    Namco Ltd. (Recreation & Other
               Consumer Goods)                        5,086,538
 196,000    Nippon Shokubai Co. (Chemicals)           1,205,125
      80    Nissen Co., Ltd. (Retail)                       183
 659,000    Nomura Securities Co., Ltd.
               (Finance)                              7,676,179

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-38

Portfolio of Investments as           PRUDENTIAL WORLD FUND, INC.
of October 31, 1997                   GLOBAL SERIES
------------------------------------------------------------
------------------------------------------------------------

                                                      Value
Shares      Description                             (Note 1)
   ------------------------------------------------------------
Japan (cont'd.)
1,488,000   Okumura Corp. (Building &
               Construction)                      $   7,056,827
 315,000    Seino Transportation Co. (Trucking
               & Shipping)                            2,725,684
 399,000    Senshukai Co. (Retail)                    2,556,203
 479,000    Shiseido Co., Ltd. (Consumer Goods)       6,535,985
 162,000    Xebio Co., Ltd. (Retail)                  2,614,860
                                                  -------------
                                                     68,890,347
------------------------------------------------------------
Mexico--4.2%
 680,800    Apasco, SA (Building Materials &
               Components)                            4,140,823
 929,500    Cifra, SA de CV (ADR) (Retail)            1,719,575
 316,355    Cifra, SA de CV, Ser. A (Retail)            580,267
2,076,069   Cifra, SA de CV, Ser. B (Retail)          4,129,855
1,627,968   Fomento Economico Mexicano, SA de
               CV (Beverages & Tobacco)              11,454,992
1,230,000   Kimberly-Clark de Mexico, SA de CV
               (Forest Products & Paper)              5,398,211
                                                  -------------
                                                     27,423,723
------------------------------------------------------------
Netherlands--2.2%
 196,700    Nutricia Verenigde Bedrijven NV(a)
               (Food & Household Products)            5,603,557
 159,900    Royal Dutch Petroleum Co. (Energy
               Sources)                               8,429,181
                                                  -------------
                                                     14,032,738
------------------------------------------------------------
Philippines--1.1%
 286,800    Philippines Long Distance Telephone
               Co. (ADR) (Telecommunications)         6,954,900
------------------------------------------------------------
Singapore--0.4%
 939,250    Sembawang Maritime, Ltd. (Energy
               Equipment & Services)                  2,408,486
------------------------------------------------------------
Spain--2.2%
 378,996    Banco Central Hispanoamericano SA
               (Banking)                              7,065,587
 267,500    Telefonica de Espana SA
               (Telecommunications)                   7,278,787
                                                  -------------
                                                     14,344,374
------------------------------------------------------------
Sweden--4.7%
 522,900    Allgon AB (Electronic Components)     $   8,359,712
 246,000    Hennes & Mauritz AB (Retail)             10,045,164
 182,400    Mo och Domsjo AB (Forest Products &
               Paper)                                 4,933,014
 660,600    Skandinaviska Enskilda Banken
               (Banking)                              7,128,777
                                                  -------------
                                                     30,466,667
------------------------------------------------------------
Switzerland--1.3%
   5,500    Novartis AG (Medical Products)            8,600,000
------------------------------------------------------------
United Kingdom--10.4%
 306,000    Barclays PLC (Banking)                    7,654,422
 753,400    Dixons Group PLC (Retail)                 8,798,113
 375,500    GKN PLC (Automobiles & Auto Parts)        8,411,482
 730,800    Hays PLC (Business & Public
               Services)                              8,570,926
 687,000    Johnson Matthey PLC (Precious
               Metals)                                6,722,035
 676,250    Royal & Sun Alliance Insurance
               Group PLC (Insurance)                  6,475,222
 390,300    Siebe PLC (Machinery & Engineering)       7,487,472
2,388,590   Vodafone Group PLC
               (Telecommunications)                  13,006,371
                                                  -------------
                                                     67,126,043
------------------------------------------------------------
United States--34.3%
  98,000    3Com Corp.(a) (Computer Software &
               Services)                              4,060,875
 187,700    Adaptec, Inc.(a) (Electronic
               Components)                            9,091,719
 205,000    Adobe Systems, Inc. (Computer
               Software & Services)                   9,788,750
 192,900    Baker Hughes, Inc. (Oil & Gas
               Equipment & Services)                  8,861,344
 351,900    Circus Circus Enterprises, Inc.(a)
               (Leisure & Tourism)                    7,829,775
 159,300    Cisco Systems, Inc.(a) (Computer
               Software & Services)                  13,067,578
  86,800    Consolidated Stores Corp.(a)
               (Retail)                               3,461,150
 107,300    Disney (Walt) Co. (Leisure &
               Tourism)                               8,825,425

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-39

Portfolio of Investments as           PRUDENTIAL WORLD FUND, INC.
of October 31, 1997                   GLOBAL SERIES
------------------------------------------------------------

Shares       Description                    Value (Note 1)
    -----------------------------------------------------------
United States (cont'd.)
 265,500    Electronic Arts, Inc.(a) (Computer
               Software & Services)               $   8,993,812
 103,700    Intel Corp. (Computer Software &
               Services)                              7,984,900
  75,000    J.D. Edwards & Co.(a) (Computer
               Software & Services)                   2,550,000
 255,482    Mattel, Inc. (Recreation & Other
               Consumer Goods)                        9,931,863
 103,800    Microsoft Corp.(a) (Computer
               Software & Services)                  13,494,000
 322,000    Mirage Resorts, Inc.(a) (Leisure &
               Tourism)                               8,050,000
 156,100    Mobil Corp. (Energy Sources)             11,366,031
  76,700    Motorola, Inc. (Electronic
               Components)                            4,736,225
 391,350    Oracle Systems Corp.(a) (Computer
               Software & Services)                  14,002,992
  48,000    Progressive Corp. (Insurance)             5,004,000
 219,000    Quorum Health Group, Inc. (Health
               Services)                              5,310,750
 158,000    Safeway, Inc.(a) (Retail)                 9,183,750
     683    Siebel Systems, Inc.(a) (Computer
               Software & Services)                      27,587
 230,500    Tenet Healthcare Corp.(a) (Health
               Services)                              7,044,656
  82,300    Texas Instruments, Inc. (Electronic
               Components)                            8,780,381
 363,000    The Limited, Inc. (Retail)                8,553,188
 119,900    Tiffany & Co. (Retail)                    4,736,050
 144,600    Time Warner, Inc. (Broadcasting &
               Publishing)                            8,341,613
 176,600    Transocean Offshore, Inc. (Energy
               Sources)                               9,536,400
  33,800    Wells Fargo & Co. (Finance)               9,848,475
                                                  -------------
                                                    222,463,289
                                                  -------------
            Total common stocks
               (cost US$473,996,006)                610,061,080
                                                  -------------
PREFERRED STOCKS--0.9%
------------------------------------------------------------
Federal Republic of Germany--0.9%
   8,300    Wella AG (Cosmetics)
               (cost US$6,181,832)                    5,763,922

Warrants      Description                    Value (Note 1)
------------------------------------------------------------

WARRANTS(a)
------------------------------------------------------------
Malaysia
 199,625    Renong Berhad
               expiring Nov. '00 @ MYR4.10
               (Multi-Industry)
               (cost US$53,821)                   $      35,717
                                                  -------------
            Total long-term investments
               (cost US$480,231,659)                615,860,719
                                                  -------------
Principal
Amount
(000)
SHORT-TERM INVESTMENT--0.2%
------------------------------------------------------------
Repurchase Agreements
$1,440,000  Joint Repurchase Agreement Account,
               5.70%, 11/3/97
               (cost US$1,440,000; Note 5)            1,440,000
                                                  -------------
------------------------------------------------------------
Total Investments--95.3%
            (cost US$481,671,659; Note 4)           617,300,719
            Other assets in excess of
               liabilities--4.7%                     30,442,565
                                                  -------------
            Net Assets--100%                      $ 647,743,284
                                                  -------------
                                                  -------------

---------------
(a) Non-income producing security.
(b) Issue in default.
ADR--American Depository Receipt
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-40

PRUDENTIAL WORLD FUND, INC.
GLOBAL SERIES
Portfolio of Investments as of October 31, 1997
------------------------------------------------------------
The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 1997 was as follows:

Computer Software & Services..........................   13.5%
Retail................................................   11.9
Finance...............................................    6.7
Telecommunications....................................    6.5
Electronic Components.................................    4.8
Energy Sources........................................    4.1
Banking...............................................    4.1
Leisure & Tourism.....................................    3.8
Automobiles & Auto Parts..............................    3.3
Broadcasting & Publishing.............................    2.7
Business and Public Services..........................    2.6
Telecommunications Equipment..........................    2.4
Recreation & Other Consumer Goods.....................    2.3
Machinery & Engineering...............................    2.2
Food & Household Products.............................    2.0
Health Services.......................................    1.9
Property Investment...................................    1.8
Insurance.............................................    1.8
Beverages & Tobacco...................................    1.8
Forest Products & Paper...............................    1.6
Oil & Gas Exploration/Products........................    1.5
Multi-industry........................................    1.4
Oil & Gas Equipment & Services........................    1.4
Medical Products......................................    1.3
Electrical & Electronics..............................    1.1
Building & Construction...............................    1.1
Precious Metals.......................................    1.0
Consumer Goods........................................    1.0
Cosmetics.............................................    0.9
Building Materials & Components.......................    0.6
Property Development..................................    0.6
Trucking & Shipping...................................    0.4
Energy Equipment & Services...........................    0.4
Misc. Materials & Commodities.........................    0.4
Chemicals.............................................    0.2
Short-term investment.................................    0.2
                                                        -----
                                                         95.3%
Other assets in excess of liabilities.................    4.7
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-41

                                            PRUDENTIAL WORLD FUND, INC.
Statement of Assets and Liabilities         GLOBAL SERIES
--------------------------------------------------------------------------------

Assets                                                                                                        October 31, 1997
Investments, at value (cost US$481,671,659)...............................................................        $617,300,719
Foreign currency, at value (cost US$735,155)..............................................................             721,794
Cash......................................................................................................             172,508
Receivable for investments sold...........................................................................          39,060,561
Receivable for Series shares sold.........................................................................           4,216,791
Dividends and interest receivable.........................................................................             983,038
Deferred expenses and other assets........................................................................              13,948
                                                                                                                ----------------
   Total assets...........................................................................................         662,469,359
                                                                                                                ----------------
Liabilities
Payable for investments purchased.........................................................................          12,605,114
Payable for Series shares reacquired......................................................................           1,016,668
Management fee payable....................................................................................             444,978
Distribution fee payable..................................................................................             355,016
Accrued expenses..........................................................................................             175,964
Withholding taxes payable.................................................................................              73,046
Forward currency contracts - amount payable to counterparties.............................................              55,289
                                                                                                                ----------------
   Total liabilities......................................................................................          14,726,075
                                                                                                                ----------------
Net Assets................................................................................................        $647,743,284
                                                                                                                ----------------
                                                                                                                ----------------
Net assets were comprised of:
   Common stock, at par...................................................................................        $    385,227
   Paid-in capital in excess of par.......................................................................         448,620,728
                                                                                                                ----------------
                                                                                                                   449,005,955
   Undistributed net investment income....................................................................           2,071,347
   Accumulated net realized gain on investments...........................................................          61,086,427
   Net unrealized appreciation on investments and foreign currencies......................................         135,579,555
                                                                                                                ----------------
Net assets, October 31, 1997..............................................................................        $647,743,284
                                                                                                                ----------------
                                                                                                                ----------------
Class A:
   Net asset value and redemption price per share
      ($258,080,368 / 14,940,730 shares of common stock issued and outstanding)...........................               $17.27
   Maximum sales charge (5% of offering price)............................................................                 .91
                                                                                                                ----------------
   Maximum offering price to public.......................................................................               $18.18
                                                                                                                ----------------
                                                                                                                ----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($335,007,287 / 20,398,710 shares of common stock issued and outstanding)...........................               $16.42
                                                                                                                ----------------
                                                                                                                ----------------
Class C:
   Net asset value, offering price and redemption price per share
      ($10,243,929 / 624,199 shares of common stock issued and outstanding)...............................               $16.41
                                                                                                                ----------------
                                                                                                                ----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($44,411,700 / 2,559,083 shares of common stock issued and outstanding).............................               $17.35
                                                                                                                ----------------
                                                                                                                ----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-42

PRUDENTIAL WORLD FUND, INC.
GLOBAL SERIES
Statement of Operations
------------------------------------------------------------

                                                    Year Ended
Net Investment Income                            October 31, 1997
Income
   Dividends (net of foreign withholding taxes
      of $950,748)............................     $  8,828,942
   Interest...................................          545,710
                                                 ----------------
      Total income............................        9,374,652
                                                 ----------------
Expenses
   Management fee.............................        5,036,520
   Distribution fee--Class A..................          663,451
   Distribution fee--Class B..................        3,277,315
   Distribution fee--Class C..................           90,930
   Transfer agent's fees and expenses.........        1,370,000
   Custodian's fees and expenses..............          550,000
   Reports to shareholders....................          240,000
   Registration fees..........................           68,000
   Audit fee..................................           35,000
   Directors' fees and expenses...............           32,000
   Legal fees and expenses....................           25,000
   Insurance expense..........................           11,000
   Miscellaneous..............................           32,411
                                                 ----------------
      Total operating expenses................       11,431,627
   Loan interest expense......................          225,816
                                                 ----------------
      Total expenses..........................       11,657,443
                                                 ----------------
Net investment loss...........................       (2,282,791)
                                                 ----------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain on:
   Investment transactions....................       64,927,621
   Foreign currency transactions..............          665,352
                                                 ----------------
                                                     65,592,973
                                                 ----------------
Net change in unrealized appreciation on:
   Investments................................       17,662,192
   Foreign currencies.........................           36,468
                                                 ----------------
                                                     17,698,660
                                                 ----------------
Net gain on investments and foreign
   currencies.................................       83,291,633
                                                 ----------------
Net Increase in Net Assets
Resulting from Operations.....................     $ 81,008,842
                                                 ----------------
                                                 ----------------

PRUDENTIAL WORLD FUND, INC.
GLOBAL SERIES
Statement of Changes in Net Assets
------------------------------------------------------------
Increase (Decrease)                   Year Ended October 31,
in Net Assets                          1997              1996
Operations
   Net investment loss.........  $     (2,282,791)   $  (1,962,492)
   Net realized gain on
      investment and foreign
      currency transactions....        65,592,973       49,830,090
   Net change in unrealized
      appreciation on
      investments and foreign
      currencies...............        17,698,660       15,866,192
                                 ----------------    -------------
   Net increase in net assets
      resulting from
      operations...............        81,008,842       63,733,790
                                 ----------------    -------------
Dividends and distributions
   (Note 1)
Distributions in excess of net
   investment income
   Class A.....................          (672,140)              --
   Class B.....................          (955,146)              --
   Class C.....................           (22,662)              --
   Class Z.....................          (115,267)              --
                                 ----------------    -------------
                                       (1,765,215)              --
                                 ----------------    -------------
Distributions from net realized
   capital gains
   Class A.....................       (17,584,834)     (10,616,171)
   Class B.....................       (24,988,935)     (12,843,895)
   Class C.....................          (592,898)        (187,931)
   Class Z.....................        (3,015,652)         (30,717)
                                 ----------------    -------------
                                      (46,182,319)     (23,678,714)
                                 ----------------    -------------
Series share transactions (net
   of share conversions) (Note
   7)
   Proceeds from shares sold...     1,364,574,496      639,187,000
   Net asset value of shares
      issued in reinvestment of
      distributions............        45,634,720       22,475,256
   Cost of shares reacquired...    (1,405,314,341)    (586,163,045)
                                 ----------------    -------------
Net increase in net assets from
   Series share transactions...         4,894,875       75,499,211
                                 ----------------    -------------
Total increase.................        37,956,183      115,554,287
Net Assets
Beginning of year..............       609,787,101      494,232,814
                                 ----------------    -------------
End of year....................  $    647,743,284    $ 609,787,101
                                 ----------------    -------------
                                 ----------------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-43

                                          PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements             GLOBAL SERIES
--------------------------------------------------------------------------------

Prudential World Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of two series: the Global Series (the "Series") and the International Stock Series. The Global Series commenced investment operations in May, 1984. The investment objective of the Series is to seek long-term capital growth, with income as a secondary objective, by investing in a diversified portfolio of securities consisting of marketable securities of U.S. and non-U.S. issuers.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements

Securities Valuation: Securities traded on an exchange (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Any security for which a reliable market quotation is unavailable is valued at fair value considering factors determined in good faith by the investment adviser under procedure established by and under the general supervision of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 p.m., New York time.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign
--------------------------------------------------------------------------------

                                        PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements           GLOBAL SERIES
--------------------------------------------------------------------------------
currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $4,426,584, decrease accumulated net realized gain on investments by $4,440,605 and increase paid-in capital in excess of par by $14,021 due to realized and recognized currency gains and mark to market of passive foreign investment companies for the year ended October 31, 1997. Net investment income, net realized gains and net assets were not affected by this change.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Series. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the average daily net assets of the Series.

The Fund has a distribution agreement with Prudential Securities Incorporated ("PSI"), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the "Class A, B and C Plans"), regardless of expenses actually incurred by PSI. The distribution fees are accrued
--------------------------------------------------------------------------------
                                       B-45

                                             PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements                GLOBAL SERIES
--------------------------------------------------------------------------------

daily and payable monthly. No distribution or service fees are paid to PSI as distributor for the Class Z shares of the Fund.

Pursuant to the Class A Plan, the Fund compensates PSI with respect to Class A shares, for distribution-related activities at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. Pursuant to the Class B and C Plans, the Series compensates PSI for distribution-related activities at the annual rate of .75 of 1% of the average daily net assets of Class B shares up to the level of average daily net assets as of February 26, 1986, plus 1% of the average daily net assets in excess of such level of the Class B shares and 1% of average daily net assets of Class C shares. Payments made pursuant to the Plans were .25 of 1%, .93 of 1% and 1% of the average daily net assets of Class A, B and C shares, respectively, for the year ended October 31, 1997.

PSI has advised the Series that it has received approximately $323,700 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 1997. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Series that during the year ended October 31, 1997, it received approximately $690,800 and $11,400 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively. PSI, PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended October 31, 1997, the Series incurred fees of approximately $1,217,500 for the services of PMFS. As of October 31, 1997, approximately $106,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

For the year ended October 31, 1997, PSI and/or its foreign affiliates earned approximately $7,900 in brokerage commissions from portfolio transactions executed on behalf of the Series.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1997 were $409,107,858 and $453,005,677, respectively.

The United States federal income tax basis of the Series' investments at October 31, 1997 was $487,572,777 and, accordingly, as of October 31, 1997 net unrealized appreciation for federal income tax purposes was $129,727,942 (gross unrealized appreciation--$152,266,965; gross unrealized depreciation--$22,539,023).

At October 31, 1997, the Fund had outstanding forward currency contract, to sell foreign currencies, as follows:

                             Value at
                            Settlement
Foreign Currency               Date         Current
 Sale Contract              Receivable       Value        Depreciation
------------------------    ----------     ----------     ------------
Hong Kong Dollar,
 expiring 4/27/98.......    $2,195,111     $2,250,400       $  (55,289)
                            ----------     ----------     ------------
                            ----------     ----------     ------------

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of October 31, 1997, the Series had a 0.2% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Series represents $1,440,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:

Bear Stearns & Co., Inc., 5.70%, in the principal amount of $236,000,000, repurchase price $236,112,100, due 11/3/97. The value of the collateral including accrued interest was $241,912,917.

Credit Suisse First Boston Corp., 5.72%, in the principal amount of $237,440,000, repurchase price $237,553,180, due 11/3/97. The value of the collateral including accrued interest was $246,134,363.

Deutsche Morgan Grenfell, Inc., 5.70%, in the principal amount of $236,000,000, repurchase price $236,112,100, due 11/3/97. The value of the collateral including accrued interest was $240,720,618.
--------------------------------------------------------------------------------
                                       B-46

                                              PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements                 GLOBAL SERIES
--------------------------------------------------------------------------------
SBC Warburg Dillon Read, Inc., 5.66%, in the principal amount of $92,714,000, repurchase price $92,757,730, due 11/3/97. The value of the collateral including accrued interest was $94,588,984.
------------------------------------------------------------
Note 6. Borrowings

The Fund, along with other affiliated registered investment companies, (the "Funds"), entered into a credit agreement (the "Agreement") on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.

The Series utilized the line of credit during the year ended October 31, 1997. The average daily balance the Series had outstanding during the year was approximately $11,347,100 at a weighted average interest rate of approximately 6.00%.
------------------------------------------------------------
Note 7. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 500 million authorized shares of common stock, $.01 par value per share, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.

Transactions in shares of common stock were as follows:

Class A                              Shares           Amount
---------------------------------  -----------    ---------------
Year ended October 31, 1997:
Shares sold......................   56,776,730    $   973,808,525
Shares issued in reinvestment of
  distributions..................    1,094,293         17,300,775
Shares reacquired................  (58,304,729)    (1,006,429,177)
                                   -----------    ---------------
Net decrease in shares
  outstanding before
  conversion.....................     (433,706)       (15,319,877)
Shares issued upon conversion
  from Class B...................    1,249,160         21,616,884
                                   -----------    ---------------
Net increase in shares
  outstanding....................      815,454    $     6,297,007
                                   -----------    ---------------
                                   -----------    ---------------
Year ended October 31, 1996:
Shares sold......................   26,335,607    $   415,012,668
Shares issued in reinvestment of
  distributions..................      680,446         10,109,525
Shares reacquired................  (28,068,715)      (443,294,595)
                                   -----------    ---------------
Net decrease in shares
  outstanding before
  conversion.....................   (1,052,662)       (18,172,402)
Shares issued upon conversion
  from Class B...................      872,989         13,829,667
                                   -----------    ---------------
Net decrease in shares
  outstanding....................     (179,673)   $    (4,342,735)
                                   -----------    ---------------
                                   -----------    ---------------
---------------------------------
Year ended October 31, 1997:
Shares sold......................   18,853,519    $   309,413,543
Shares issued in reinvestment of
  distributions..................    1,627,339         24,605,095
Shares reacquired................  (19,260,790)      (317,569,948)
                                   -----------    ---------------
Net increase in shares
  outstanding before
  conversion.....................    1,220,068         16,448,690
Shares reacquired upon conversion
  into Class A...................   (1,309,346)       (21,616,884)
                                   -----------    ---------------
Net decrease in shares
  outstanding....................      (89,278)   $    (5,168,194)
                                   -----------    ---------------
                                   -----------    ---------------

Year ended October 31, 1996:
Shares sold......................   10,835,882    $   164,171,609
Shares issued in reinvestment of
  distributions..................      846,398         12,154,296
Shares reacquired................   (8,151,951)      (123,589,487)
                                   -----------    ---------------
Net increase in shares
  outstanding before
  conversion.....................    3,530,329         52,736,418

Shares reacquired upon conversion
  into Class A...................     (906,072)       (13,829,667)
                                   -----------    ---------------
Net increase in shares
  outstanding....................    2,624,257    $    38,906,751
                                   -----------    ---------------
                                   -----------    ---------------

--------------------------------------------------------------------------------
                                       B-47

                                              PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements                 GLOBAL SERIES
--------------------------------------------------------------------------------

Class C                              Shares           Amount
---------------------------------  -----------    ---------------
Year ended October 31, 1997:
Shares sold......................    1,634,289    $    28,057,761
Shares issued in reinvestment of
  distributions..................       39,547            597,939
Shares reacquired................   (1,531,715)       (26,428,611)
                                   -----------    ---------------
Net increase in shares
  outstanding....................      142,121    $     2,227,089
                                   -----------    ---------------
                                   -----------    ---------------
Year ended October 31, 1996:
Shares sold......................      343,501    $     5,317,184
Shares issued in reinvestment of
  distributions..................       12,592            180,902
Shares reacquired................     (122,368)        (1,957,739)
                                   -----------    ---------------
Net increase in shares
  outstanding....................      233,725    $     3,540,347
                                   -----------    ---------------
                                   -----------    ---------------
Class Z
---------------------------------
Year ended October 31, 1997:
Shares sold......................    3,048,281    $    53,294,667
Shares issued in reinvestment of
  distributions..................      197,534          3,130,911
Shares reacquired................   (3,114,617)       (54,886,605)
                                   -----------    ---------------
Net increase in shares
  outstanding....................      131,198    $     1,538,973
                                   -----------    ---------------
                                   -----------    ---------------
March 1, 1996(a) through
  October 31, 1996:
Shares sold......................    3,507,519    $    54,685,539
Shares issued in reinvestment of
  distributions..................        1,895             30,533
Shares reacquired................   (1,081,529)       (17,321,224)
                                   -----------    ---------------
Net increase in shares
  outstanding....................    2,427,885    $    37,394,848
                                   -----------    ---------------
                                   -----------    ---------------

---------------
(a) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
                                       B-48

                                         PRUDENTIAL WORLD FUND, INC.
Financial Highlights                     GLOBAL SERIES
--------------------------------------------------------------------------------

                                                                                          Class A
                                                                 ----------------------------------------------------------
                                                                                   Year Ended October 31,
                                                                 ----------------------------------------------------------
                                                                   1997         1996       1995(a)      1994(a)     1993(a)
                                                                 --------     --------     --------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................    $  16.62     $  15.52     $  14.89     $ 13.17     $  9.58
                                                                 --------     --------     --------     -------     -------
Income from investment operations
Net investment income (loss).................................       (0.01)       --             .01        (.04)        .02
Net realized and unrealized gain on investment and foreign
   currency transactions.....................................        1.96         1.83          .81        1.76        3.57
                                                                 --------     --------     --------     -------     -------
   Total from investment operations..........................        1.95         1.83          .82        1.72        3.59
                                                                 --------     --------     --------     -------     -------
Less distributions
Distributions in excess of net investment income.............        (.05)       --           --          --          --
Distributions from net realized capital gains................       (1.25)        (.73)        (.19)      --          --
                                                                 --------     --------     --------     -------     -------
   Total distributions.......................................       (1.30)        (.73)        (.19)      --          --
                                                                 --------     --------     --------     -------     -------
Net asset value, end of year.................................    $  17.27     $  16.62     $  15.52     $ 14.89     $ 13.17
                                                                 --------     --------     --------     -------     -------
                                                                 --------     --------     --------     -------     -------
TOTAL RETURN(b):.............................................       12.42%       12.33%        5.74%      13.06%      37.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................................    $258,080     $234,700     $222,002     $73,815     $42,021
Average net assets (000).....................................    $265,380     $222,948     $174,316     $58,455     $21,409
Ratios to average net assets:
   Expenses, including distribution fees.....................        1.39%        1.45%        1.51%       1.55%       1.56%
   Expenses, excluding distribution fees.....................        1.14%        1.20%        1.26%       1.30%       1.36%
   Net investment income (loss)..............................        0.01%       (0.04)%        .10%      (0.29)%      0.20%
For Class A, B, C and Z shares:
Portfolio turnover rate......................................          64%          52%          50%         49%         69%
Average commission rate paid per share.......................    $ 0.0264     $ 0.0366          N/A         N/A         N/A

---------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-49

                                                PRUDENTIAL WORLD FUND, INC.
Financial Highlights                            GLOBAL SERIES
--------------------------------------------------------------------------------

                                                                                            Class B
                                                                 -------------------------------------------------------------
                                                                                    Year Ended October 31,
                                                                 -------------------------------------------------------------
                                                                   1997          1996       1995(a)      1994(a)      1993(a)
                                                                 --------      --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................    $  15.96      $  15.03     $  14.53     $  12.94     $   9.47
                                                                 --------      --------     --------     --------     --------
Income from investment operations
Net investment income (loss).................................       (0.12)         (.08)        (.11)        (.13)        (.04)
Net realized and unrealized gain on investment and foreign
   currency transactions.....................................        1.88          1.74          .80         1.72         3.51
                                                                 --------      --------     --------     --------     --------
   Total from investment operations..........................        1.76          1.66          .69         1.59         3.47
                                                                 --------      --------     --------     --------     --------
Less distributions
Distributions in excess of net investment income.............        (.05)        --           --           --           --
Distributions from net realized capital gains................       (1.25)         (.73)        (.19)       --           --
                                                                 --------      --------     --------     --------     --------
   Total distributions.......................................       (1.30)         (.73)        (.19)       --           --
                                                                 --------      --------     --------     --------     --------
Net asset value, end of year.................................    $  16.42      $  15.96     $  15.03     $  14.53     $  12.94
                                                                 --------      --------     --------     --------     --------
                                                                 --------      --------     --------     --------     --------
TOTAL RETURN(b):.............................................       11.70%        11.57%        4.98%       12.29%       36.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................................    $335,007      $326,978     $268,498     $410,520     $251,133
Average net assets (000).....................................    $350,518      $294,230     $287,656     $345,771     $183,741
Ratios to average net assets:
   Expenses, including distribution fees.....................        2.07%         2.12%        2.19%        2.24%        2.24%
   Expenses, excluding distribution fees.....................        1.14%         1.20%        1.27%        1.30%        1.36%
   Net investment income (loss)..............................       (0.68)%        (.67)%       (.84)%      (0.97)%      (0.39)%

---------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-50

                                                PRUDENTIAL WORLD FUND, INC.
Financial Highlights                            GLOBAL SERIES
--------------------------------------------------------------------------------

                                                                                            Class C
                                                                 -------------------------------------------------------------
                                                                                                                   August 1,
                                                                                                                    1994(c)
                                                                            Year Ended October 31,                  Through
                                                                 --------------------------------------------     October 31,
                                                                    1997            1996           1995(a)          1994(a)
                                                                 ----------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................     $  15.96        $  15.03          $14.53           $14.03
                                                                 ----------         ------           -----            -----
Income from investment operations
Net investment income (loss).................................        (0.11)           (.05)           (.11)            (.03)
Net realized and unrealized gain on investment and foreign
   currency transactions.....................................         1.86            1.71             .80              .53
                                                                 ----------         ------           -----            -----
   Total from investment operations..........................         1.75            1.66             .69              .50
                                                                 ----------         ------           -----            -----
Less distributions
Distributions in excess of net investment income.............         (.05)         --              --               --
Distributions from net realized capital gains................        (1.25)           (.73)           (.19)          --
                                                                 ----------         ------           -----            -----
   Total distributions.......................................        (1.30)           (.73)           (.19)          --
                                                                 ----------         ------           -----            -----
Net asset value, end of period...............................     $  16.41        $  15.96          $15.03           $14.53
                                                                 ----------         ------           -----            -----
                                                                 ----------         ------           -----            -----
TOTAL RETURN(b):.............................................        11.63%          11.57%           4.98%            3.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................     $ 10,244        $  7,693          $3,733           $1,205
Average net assets (000).....................................     $  9,093        $  5,516          $2,284           $  630
Ratios to average net assets:
   Expenses, including distribution fees.....................         2.14%           2.20%           2.25%            2.63%(e)
   Expenses, excluding distribution fees.....................         1.14%           1.20%           1.25%            1.63%(e)
   Net investment income (loss)..............................        (0.75)%          (.72)%          (.76)%          (1.21)%(e)
                                                                          Class Z
                                                               -----------------------------
                                                                                  March 1,
                                                                                  1996(d)
                                                                Year Ended        Through
                                                               October 31,      October 31,
                                                                   1997             1996
                                                               ------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................    $  16.65         $  15.42
                                                                   ------           ------
Income from investment operations
Net investment income (loss).................................        0.04              .06
Net realized and unrealized gain on investment and foreign
   currency transactions.....................................        1.96             1.18
                                                                   ------           ------
   Total from investment operations..........................        2.00             1.24
                                                                   ------           ------
Less distributions
Distributions in excess of net investment income.............        (.05)          --
Distributions from net realized capital gains................       (1.25)            (.01)
                                                                   ------           ------
   Total distributions.......................................       (1.30)            (.01)
                                                                   ------           ------
Net asset value, end of period...............................    $  17.35         $  16.65
                                                                   ------           ------
                                                                   ------           ------
TOTAL RETURN(b):.............................................       12.72%            8.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................    $ 44,412         $ 40,416
Average net assets (000).....................................    $ 46,545         $ 26,452
Ratios to average net assets:
   Expenses, including distribution fees.....................        1.14%            1.20%(e)
   Expenses, excluding distribution fees.....................        1.14%            1.20%(e)
   Net investment income (loss)..............................        0.27%             .55%(e)

---------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Commencement of offering of Class C shares.
(d) Commencement of offering of Class Z shares.
(e) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-51

                                              PRUDENTIAL WORLD FUND, INC.
Report of Independent Accountants             GLOBAL SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Directors
Prudential World Fund, Inc., Global Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential World Fund, Inc., Global Series (the "Fund", one of the portfolios constituting Prudential World Fund, Inc.) at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedure where securities purchased had not been received, provides a reasonable basis for the opinion expressed above. The accompanying statement of changes in net assets for the year ended October 31, 1997 and the financial highlights for each of the periods prior to the year ended October 31, 1997 were audited by other independent accountants, whose opinion dated December 13, 1996 was unqualified.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
December 23, 1997
--------------------------------------------------------------------------------
                                       B-52

                                               PRUDENTIAL WORLD FUND, INC.
Change of Auditors                             GLOBAL SERIES
--------------------------------------------------------------------------------

Effective March 1, 1997, Deloitte & Touche LLP was terminated as the Fund's auditors. For the years ended May 15, 1984 through October 31, 1996, Deloitte & Touche LLP expressed an unqualified opinion on the Series' financial statements. There were no disagreements between Fund management and Deloitte & Touche LLP prior to their termination. The Board of Directors approved the termination of Deloitte & Touche LLP and the appointment of Price Waterhouse LLP as the Fund's independent accountants.

                                                    PRUDENTIAL WORLD FUND, INC.
Independent Auditors' Report                        GLOBAL SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Directors
Prudential World Fund, Inc.--Global Series

We have audited the accompanying statement of assets and liabilities including the portfolio of investments, of Prudential World Fund, Inc.--Global Series, as of October 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential World Fund, Inc.--Global Series as of October 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
December 13, 1996

Portfolio of Investments as of     PRUDENTIAL WORLD FUND, INC.
October 31, 1997                   INTERNATIONAL STOCK SERIES
------------------------------------------------------------

Shares       Description                    Value (Note 1)
    -----------------------------------------------------------
LONG-TERM INVESTMENTS--93.6%
COMMON STOCKS
    -----------------------------------------------------------
Argentina--3.2%
 166,000     Telecom Argentina (ADR)
                (Telecommunications)               $  4,201,875
 240,000     YPF Sociedad Anonima (ADR)
                (Energy Sources)                      7,680,000
                                                   ------------
                                                     11,881,875
------------------------------------------------------------
Australia--7.5%
2,100,000    CSR, Ltd. (Building Materials &
                Components)                           7,267,937
1,455,000    Mayne Nickless, Ltd.
                (Multi-Industry)                      6,624,504
 600,000     National Australia Bank, Ltd.
                (Commercial Banking)                  8,174,250
2,300,000    Pioneer International Ltd.
                (Building Materials &
                Components)                           6,057,490
                                                   ------------
                                                     28,124,181
------------------------------------------------------------
Canada--4.9%
 251,300     Alcan Aluminum, Ltd. (Metals-Non
                Ferrous)                              7,131,860
 180,000     Bank of Nova Scotia (Commercial
                Banking)                              7,937,139
 165,000     Canadian Tire Corp., Ltd., Class A
                (Mechandising)                        3,365,674
                                                   ------------
                                                     18,434,673
------------------------------------------------------------
France--7.4%
  60,300     Bouygues (Construction and Housing)      5,626,555
  57,000     Christian Dior S.A. (Textiles &
                Apparel)                              6,303,567
  65,000     Peugeot S.A. (Automobile
                Manufacturing)                        7,334,289
  69,000     Societe Nationale Elf Aquitaine
                (Energy Sources)                      8,512,925
                                                   ------------
                                                     27,777,336
Italy--5.7%
1,200,000    Banca Fideuram S.P.A. (Commercial
                Banking)                           $  4,563,679
 275,000     Banca Popolare Di Bergamo Credito
                Vaesino S.P.A. (Commercial
                Banking)                              4,329,304
 551,200     Benetton Group S.P.A. (ADR)
                (Textiles & Apparel)                  8,011,250
3,046,000    Parmalat Finanziaria S.P.A. (Food &
                Household Products)                   4,220,578
                                                   ------------
                                                     21,124,811
------------------------------------------------------------
Japan--5.9%
 713,000     Hitachi, Ltd. (Electrical
                Equipment)                            5,487,353
 382,000     Matsushita Electric Industrial Co.,
                Ltd. (Electrical Equipment)           6,420,168
1,080,400    Nissan Motor Co., Ltd. (Automobile
                Manufacturing)                        5,762,014
  54,000     Sony Corp. (Electronics)                 4,488,393
                                                   ------------
                                                     22,157,928
------------------------------------------------------------
South Korea--2.3%
 270,000     Korea Electric Power Corp.
                (Electrical Power)                    3,833,160
 160,953     Korea Long Term Credit Bank
                (Commercial Banking)                  1,294,296
  98,000     Korea Zinc (Metals-Non Ferrous)          1,178,031
  20,180     Pohang Iron & Steel Co., Ltd.
                (Steel)                                 893,420
  32,234     Samsung Electronics Co., Ltd.
                (Electronics)                         1,265,978
                                                   ------------
                                                      8,464,885

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-55

Portfolio of Investments as           PRUDENTIAL WORLD FUND, INC.
of October 31, 1997                   INTERNATIONAL STOCK SERIES
------------------------------------------------------------

Shares        Description                    Value (Note 1)
     --------------------------------------------------------
Netherlands--11.1%
  53,000     AKZO N.V. (Chemicals)                 $  9,306,693
 200,000     ING Groep N.V. (Financial Services)      8,366,697
 235,000     KLM Royal Dutch Airlines
                (Airlines/Military Technology)        7,937,070
 225,000     Pakhoed Holdings N.V. (Energy
                Equipment & Services)                 7,345,242
 200,000     Stork N.V. (Machinery &
                Engineering)                          8,623,345
                                                   ------------
                                                     41,579,047
------------------------------------------------------------
New Zealand--4.4%
3,500,000    Carter Holt Harvey, Ltd. (Forestry
                & Paper)                              6,101,969
 700,000     Fisher & Paykel Industries, Ltd.
                (Consumer Durable Goods)              2,222,860
3,400,000    Lion Nathan Ltd. (Beverages &
                Tobacco)                              8,213,997
                                                   ------------
                                                     16,538,826
------------------------------------------------------------
Norway--1.6%
  70,000     Orkla A.S. (Multi-Industry)              5,748,403
------------------------------------------------------------
Spain--4.9%
 240,000     Banco Bilbao Vizcaya S.A.
                (Commercial Banking)                  6,398,904
  35,300     Banco de Andalucia S.A. (Commercial
                Banking)                              5,564,771
 520,000     Iberdrola, S.A. (Utilities)              6,201,508
                                                   ------------
                                                     18,165,183
------------------------------------------------------------
Sweden--9.8%
 125,000     Electrolux AB (Appliances)              10,325,073
 179,000     Pharmacia & Upjohn (Health &
                Personal Care)                        5,687,650
 295,000     SKF International AB (Industrial
                Components)                        $  6,838,529
 360,000     Svedala Industri AB (Machinery &
                Engineering)                          7,050,360
 258,000     Volvo AB (Automobile Manufacturing)      6,737,011
                                                   ------------
                                                     36,638,623
------------------------------------------------------------
Switzerland--9.8%
   3,720     Novartis AG (Drugs & Health Care)        5,816,727
  13,525     SMH-Swiss Corp. for
                Microelectronics and Watchmaking
                Industries Ltd. (Electronics)         7,531,569
  11,000     Sulzer Brothers, Ltd. (Machinery &
                Engineering)                          8,031,373
  30,000     Swiss Bank Corp. (Commercial
                Banking)                              8,053,476
  33,000     Valora Holding AG (Merchandising)        7,058,823
                                                   ------------
                                                     36,491,968
------------------------------------------------------------
United Kingdom--15.1%
1,100,000    Allied-Lyons PLC (Beverages &
                Tobacco)                              8,966,164
2,900,000    British Steel PLC (Steel)                7,676,907
1,300,000    British Telecom PLC
                (Telecommunications)                  9,866,718
2,500,000    Coats Viyella PLC (Textiles &
                Apparel)                              4,649,370
 615,000     National Westminster Bank PLC
                (Commercial Banking)                  8,830,537
1,318,000    Rank Group PLC (Leisure & Tourism)       7,353,444
 473,000     Takare PLC (Health Services)             1,133,257
1,000,000    Tesco PLC (Merchandising)                7,996,078
                                                   ------------
                                                     56,472,475
                                                   ------------
             Total long-term investments
                (cost $310,717,383)                 349,600,214
                                                   ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-56

Portfolio of Investments as           PRUDENTIAL WORLD FUND, INC.
of October 31, 1997                   INTERNATIONAL STOCK SERIES
------------------------------------------------------------

Principal
Amount
(000)        Description                    Value (Note 1)
    ------------------------------------------------------------
SHORT-TERM INVESTMENT--5.0%
------------------------------------------------------------
REPURCHASE AGREEMENT

$ 18,664     Joint Repurchase Agreement Account,
                5.70%, 11/3/97
                (cost $18,664,000; Note 5)         $ 18,664,000
                                                   ------------
------------------------------------------------------------

TOTAL INVESTMENTS--98.6%
             (cost $329,381,383; Note 4)            368,264,214
             Other assets in excess of
                liabilities--1.4%                     5,404,450
                                                   ------------
             Net Assets--100%                      $373,668,664
                                                   ------------
                                                   ------------

---------------
ADR--American Depository Receipt.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 1997 was as follows:

Commercial Banking....................................   14.8%
Machinery & Engineering...............................    6.3
Auto Manufacturing....................................    5.3
Textiles & Apparel....................................    5.1
Merchandising.........................................    4.9
Beverages & Tobacco...................................    4.6
Energy Sources........................................    4.3
Telecommunications....................................    3.8
Building Materials & Components.......................    3.6
Electronics...........................................    3.6
Multi-Industry........................................    3.3
Electrical Equipment..................................    3.2
Appliances............................................    2.8
Chemicals.............................................    2.5
Steel.................................................    2.3
Financial Services....................................    2.2
Metals - Non Ferrous..................................    2.2
Airlines/Military Technology..........................    2.1
Energy Equipment & Services...........................    2.0
Leisure & Tourism.....................................    2.0
Industrial Components.................................    1.8
Utilities.............................................    1.7
Drugs & Healthcare....................................    1.6
Forestry & Paper......................................    1.6
Construction & Housing................................    1.5
Health & Personal Care................................    1.5
Food & Household Products.............................    1.1
Electrical Power......................................    1.0
Consumer Durable Goods................................    0.6
Health Services.......................................    0.3
Short-term investment.................................    5.0
                                                        -----
                                                         98.6%
Other assets in excess of liabilities.................    1.4
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-57

                                            PRUDENTIAL WORLD FUND, INC.
Statement of Assets and Liabilities         INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------

ASSETS                                                                                                         October 31, 1997
                                                                                                               ----------------
Investments, at value (cost $329,381,383).................................................................        $368,264,214
Foreign currency, at value (cost $191,067)................................................................             190,640
Receivable for Series shares sold.........................................................................           6,379,797
Dividends and interest receivable.........................................................................             451,061
Receivable for investments sold...........................................................................             240,927
Deferred expenses and other assets........................................................................               5,437
                                                                                                                ---------------
   Total assets...........................................................................................         375,532,076
                                                                                                                ---------------
LIABILITIES
Payable for Series shares reacquired......................................................................           1,063,098
Management fee payable....................................................................................             343,145
Accrued expenses and other liabilities....................................................................             264,141
Distribution fee payable..................................................................................             101,444
Bank overdraft............................................................................................              91,584
                                                                                                                ---------------
   Total liabilities......................................................................................           1,863,412
                                                                                                                ---------------
NET ASSETS................................................................................................        $373,668,664
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Common stock, at par...................................................................................        $    204,892
   Paid-in capital in excess of par.......................................................................         323,576,342
                                                                                                                ---------------
                                                                                                                   323,781,234
   Undistributed net investment income....................................................................           2,651,778
   Accumulated net realized gain on investments...........................................................           8,347,113
   Net unrealized appreciation on investments and foreign currencies......................................          38,888,539
                                                                                                                ---------------
Net assets, October 31, 1997..............................................................................        $373,668,664
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($36,183,515 / 1,983,836 shares of common stock issued and outstanding).............................               $18.24
   Maximum sales charge (5% of offering price)............................................................                 .96
                                                                                                                ---------------
   Maximum offering price to public.......................................................................               $19.20
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($87,154,796 / 4,807,673 shares of common stock issued and outstanding).............................               $18.13
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value, offering price and redemption price per share
      ($12,354,284 / 681,501 shares of common stock issued and outstanding)...............................               $18.13
                                                                                                                ---------------
                                                                                                                ---------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($237,976,069 / 13,016,181 shares of common stock issued and outstanding)...........................               $18.28
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-58

                                               PRUDENTIAL WORLD FUND, INC.
Statements of Operations                       INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------

                                                                                                                   Year
                                                                                                                   Ended
NET INVESTMENT INCOME                                                                                          October 31, 1997
                                                                                                               ----------------
Income
   Dividends (net of foreign withholding taxes of $1,152,542)..............................................       $  7,718,449
   Interest................................................................................................          1,504,747
                                                                                                                ---------------
      Total income.........................................................................................          9,223,196
                                                                                                                ---------------
Expenses
   Management fee..........................................................................................          2,932,554
   Distribution fee--Class A...............................................................................             46,947
   Distribution fee--Class B...............................................................................            475,842
   Distribution fee--Class C...............................................................................             74,733
   Transfer agent's fees and expenses......................................................................            504,000
   Custodian's fees and expenses...........................................................................            391,000
   Registration fees.......................................................................................            263,000
   Reports to shareholders.................................................................................            190,000
   Audit fee...............................................................................................             35,000
   Legal fees and expenses.................................................................................             35,000
   Directors' fees and expenses............................................................................             32,000
   Amortization of organization expenses...................................................................             13,384
   Miscellaneous...........................................................................................              1,893
                                                                                                                ---------------
      Total expenses.......................................................................................          4,995,353
                                                                                                                ---------------
Net investment income......................................................................................          4,227,843
                                                                                                                ---------------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions.................................................................................          8,033,280
   Foreign currency transactions...........................................................................           (689,417)
                                                                                                                ---------------
                                                                                                                     7,343,863
                                                                                                                ---------------
Net change in unrealized appreciation on:
   Investments.............................................................................................         13,628,134
   Foreign currencies......................................................................................              3,675
                                                                                                                ---------------
                                                                                                                    13,631,809
                                                                                                                ---------------
Net gain on investments and foreign currencies.............................................................         20,975,672
                                                                                                                ---------------
Net Increase in Net Assets
Resulting from Operations..................................................................................       $ 25,203,515
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-59

                                            PRUDENTIAL WORLD FUND, INC.
Statements of Changes in Net Assets         INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------

                                                                                                 October 1,
                                                                               YEAR                 1996                YEAR
                                                                               ENDED               THROUGH              ENDED
INCREASE (DECREASE)                                                         OCTOBER 31,          OCTOBER 31,        SEPTEMBER 30,
IN NET ASSETS                                                                  1997                 1996                1996
                                                                          --------------       ---------------     --------------
Operations
   Net investment income (loss)......................................      $   4,227,843        $    (127,030)      $  2,552,778
   Net realized gain on investment and foreign currency
      transactions...................................................          7,343,863              814,988          4,753,897
   Net change in unrealized appreciation of investments and foreign
      currencies.....................................................         13,631,809              496,864          7,438,658
                                                                          ---------------      ---------------      -------------
   Net increase in net assets resulting from operations..............         25,203,515            1,184,822         14,745,333
                                                                          ---------------      ---------------      -------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A........................................................             (1,745)                  --                 --
      Class B........................................................                (23)                  --                 --
      Class C........................................................                 (2)                  --                 --
      Class Z........................................................         (2,801,611)                  --         (1,739,771)
                                                                          ---------------      ---------------      -------------
                                                                              (2,803,381)                  --         (1,739,771)
                                                                          ---------------      ---------------      -------------
   Distributions from net realized capital gains
      Class A........................................................             (1,514)                  --                 --
      Class B........................................................                (24)                  --                 --
      Class C........................................................                 (2)                  --                 --
      Class Z........................................................         (2,381,370)                  --                 --
                                                                          ---------------      ---------------      -------------
                                                                              (2,382,910)                  --                 --
                                                                          ---------------      ---------------      -------------
Series share transactions (net of conversions) (Note 6)
   Net proceeds from shares sold.....................................        804,494,249            9,340,491        115,942,217
   Net asset value of shares issued in reinvestment of dividends and
      distributions..................................................          5,185,220                   --          1,739,771
   Cost of shares reacquired.........................................       (646,463,274)          (8,477,063)       (78,985,777)
                                                                          ---------------      ---------------      -------------
   Net increase in net assets from Series share transactions.........        163,216,195              863,428         38,696,211
                                                                          ---------------      ---------------      -------------
Total increase.......................................................        183,233,419            2,048,250         51,701,773
NET ASSETS
Beginning of year....................................................        190,435,245          188,386,995        136,685,222
                                                                          ---------------      ---------------      -------------
End of year..........................................................      $ 373,668,664        $ 190,435,245       $188,386,995
                                                                          ---------------      ---------------      -------------
                                                                          ---------------      ---------------      -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-60

                                           PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements              INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------

Prudential World Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of two series: the International Stock Series and the Global Series. The International Stock Series (the "Series") commenced investment operations in November, 1992. Subsequent to September 30, 1996 (the Series' prior fiscal year end) the Series' changed its fiscal year end to October 31. The investment objective of the Series is to achieve long-term growth of capital through investment in equity securities of foreign issuers. Income is a secondary objective. The Series seeks to achieve its objective primarily through investment in a diversified portfolio of securities which consist of equity securities of foreign issuers.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

Securities Valuation: Securities traded on an exchange (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Any security for which a reliable market quotation is unavailable is valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Series' policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 p.m., New York time.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
--------------------------------------------------------------------------------
                                       B-61

                                              PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements                 INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------

Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Reclassification of Capital Accounts: The Series accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income by $678,080, increase accumulated net realized gain on investments by $689,417 and decrease paid in capital by $11,337 for the year ended October 31, 1997, due to realized and recognized currency losses during the year and certain expenses not being deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

Deferred Organization Expenses: Approximately $64,000 of costs were incurred in connection with the organization and initial registration of the Series and are being amortized ratably over the period of benefit not to exceed 60 months from the date of the Series' commencement of investment operations.

--------------------------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with Mercator Asset Management, L.P. ('Mercator'); Mercator furnishes investment advisory services in connection with the management of the Series. PIFM pays for the cost of the subadviser's services, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of 1% of the average daily net assets of the Series. PIFM pays Mercator at an annual rate of .75 of 1% of the Series average daily net assets up to and including $50 million, .60 of 1% of the Series' average daily net assets in excess of $50 million up to and including $300 million and .45 of 1% of the Series' average daily net assets in excess of $300 million.

The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C plans'), regardless of expenses actually incurred by PSI. The distribution fees for Class A, Class B and Class C shares, are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor for Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Series compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares respectively, for the year ended October 31, 1997.

PSI has advised the Series that it has received approximately $774,000 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 1997. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Series that for the year ended October 31, 1997, it received approximately $69,000 and $11,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PSI and PIFM are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
--------------------------------------------------------------------------------

                                          PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements             INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------

The Fund, along with other affiliated registered investment companies (the "Funds"), entered into a credit agreement (the "Agreement") on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series has not borrowed any amounts pursuant to the Agreement as of October 31, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
------------------------------------------------------------

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended October 31, 1997, the Series incurred fees of approximately $487,000 for the services of PMFS. As of October 31, 1997 approximately $56,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended October 31, 1997 were $175,262,911 and $24,959,895, respectively.

The federal income tax basis of the Series' investments as of October 31, 1997 was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation on investments for federal income tax purposes was $38,882,831 (gross unrealized appreciation--$61,144,100, gross unrealized depreciation--$22,261,269).
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of October 31, 1997, the Series had a 2.33% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Series represents $18,664,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear, Stearns & Co., Inc., 5.70%, in the principal amount of $236,000,000, repurchase price $236,112,100, due 11/3/97. The value of the collateral including accrued interest was $241,912,917.

Credit Suisse First Boston Corp., 5.72%, in the principal amount of $237,440,000, repurchase price $237,553,180, due 11/3/97. The value of the collateral including accrued interest was $246,134,363.

Deutsche Morgan Grenfell Inc., 5.70%, in the principal amount of $236,000,000, repurchase price $236,112,100, due 11/3/97. The value of the collateral including accrued interest was $240,720,618.

SBC Warburg Dillon Read, Inc., 5.66%, in the principal amount of $92,714,000, repurchase price $92,757,730, due 11/3/97. The value of the collateral including accrued interest was $94,588,984.
------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.

Transactions in shares of common stock were as follows:

Class A                               Shares          Amount
----------------------------------  -----------    -------------
Year ended October 31, 1997:
Shares sold.......................   10,202,989    $ 196,064,399
Shares issued in reinvestment of
  dividends and distributions.....          203            3,367
Shares reacquired.................   (8,307,335)    (161,996,245)
                                    -----------    -------------
Net increase in shares outstanding
  before conversion...............    1,895,857       34,071,521
Shares issued upon conversion from
  Class B.........................       87,667        1,665,704
                                    -----------    -------------
Net increase in shares
  outstanding.....................    1,983,524    $  35,737,225
                                    -----------    -------------
                                    -----------    -------------

--------------------------------------------------------------------------------
                                       B-63

                                            PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements               INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------

Class A                               Shares          Amount
----------------------------------  -----------    -------------
October 1, 1996 through
  October 31, 1996:
Shares sold.......................          300    $       5,035
                                    -----------    -------------
                                    -----------    -------------
September 23, 1996(a) through
  September 30, 1996:
Shares sold.......................           12    $         200
                                    -----------    -------------
                                    -----------    -------------
Class B
----------------------------------
Year ended October 31, 1997:
Shares sold.......................   13,896,760    $ 263,039,826
Shares issued in reinvestment of
  dividends and distributions.....            3               44
Shares reacquired.................   (9,001,122)    (174,661,409)
                                    -----------    -------------
Net increase in shares outstanding
  before conversion...............    4,895,641       88,378,461
Shares reacquired upon conversion
  into Class A....................      (88,084)      (1,665,704)
                                    -----------    -------------
Net increase in shares
  outstanding.....................    4,807,557    $  86,712,757
                                    -----------    -------------
                                    -----------    -------------
October 1, 1996 through
  October 31, 1996:
Shares sold.......................          104    $       1,737
                                    -----------    -------------
                                    -----------    -------------
September 23, 1996(a) through
  September 30, 1996:
Shares sold.......................           12    $         200
                                    -----------    -------------
                                    -----------    -------------
Class C
----------------------------------
Year ended October 31, 1997:
Shares sold.......................    3,133,108    $  59,754,209
Shares reacquired.................   (2,451,619)     (47,614,464)
                                    -----------    -------------
Net increase in shares
  outstanding.....................      681,489    $  12,139,745
                                    -----------    -------------
                                    -----------    -------------
September 23, 1996(a) through
  September 30, 1996:
Shares sold.......................           12    $         200
                                    -----------    -------------
                                    -----------    -------------
---------------
(a) Commencement of offering of Class A, Class B and Class C shares.
Class Z                               Shares          Amount
----------------------------------  -----------    -------------
Year ended October 31, 1997:
Shares sold.......................   15,399,799    $ 285,635,815
Shares issued in reinvestment of
  dividends and distributions.....      312,157        5,181,809
Shares reacquired.................  (14,177,275)    (262,191,156)
                                    -----------    -------------
Net increase in shares
  outstanding.....................    1,534,681    $  28,626,468
                                    -----------    -------------
                                    -----------    -------------
October 1, 1996 through
  October 31, 1996:
Shares sold.......................      558,189    $   9,333,719
Shares reacquired.................     (506,630)      (8,477,063)
                                    -----------    -------------
Net increase in shares
  outstanding.....................       51,559    $     856,656
                                    -----------    -------------
                                    -----------    -------------
Year ended September 30, 1996:
Shares sold.......................    7,376,874    $ 115,941,617
Shares issued in reinvestment of
  dividends.......................      116,607        1,739,771
Shares reacquired.................   (5,027,997)     (78,985,777)
                                    -----------    -------------
Net increase in shares
  outstanding.....................    2,465,484    $  38,695,611
                                    -----------    -------------
                                    -----------    -------------

--------------------------------------------------------------------------------
                                       B-64

                                         PRUDENTIAL WORLD FUND, INC.
Financial Highlights                     INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------

                                                      Class A                                          Class B
                                    --------------------------------------------     --------------------------------------------
                                       Year        October 1,      September 23,        Year        October 1,      September 23,
                                      Ended           1996            1996(c)          Ended           1996            1996(c)
                                     October         Through          Through         October         Through          Through
                                       31,         October 31,     September 30,        31,         October 31,     September 30,
                                     1997(e)          1996             1996           1997(e)          1996             1996
                                    ----------     -----------     -------------     ----------     -----------     -------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of
   period.........................   $  16.59        $ 16.48          $ 16.54         $  16.57        $ 16.47          $ 16.54
                                    ----------         -----            -----        ----------         -----            -----
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income (loss)......        .24           (.01)              --              .12           (.02)              --
Net realized and unrealized gain
   (loss) on investment and
   foreign currency
   transactions...................       1.85            .12             (.06)            1.84            .12             (.07)
                                    ----------         -----            -----        ----------         -----            -----
   Total from investment
      operations..................       2.09            .11             (.06)            1.96            .10             (.07)
                                    ----------         -----            -----        ----------         -----            -----
LESS DISTRIBUTIONS:
Dividends from net investment
   income.........................       (.24)            --               --             (.20)            --               --
Distributions from net realized
   capital gains..................       (.20)            --               --             (.20)            --               --
                                    ----------         -----            -----        ----------         -----            -----
   Total distributions............       (.44)            --               --             (.40)            --               --
                                    ----------         -----            -----        ----------         -----            -----
Net asset value, end of period....   $  18.24        $ 16.59          $ 16.48         $  18.13        $ 16.57          $ 16.47
                                    ----------         -----            -----        ----------         -----            -----
                                    ----------         -----            -----        ----------         -----            -----
TOTAL RETURN(a)...................      12.85%           .67%            (.36)%          12.04%           .61%            (.42)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...   $ 36,184        $ 5,169(d)       $   199(d)      $ 87,155        $ 1,922(d)       $   199(d)
Average net assets (000)..........   $ 18,779        $ 2,793(d)       $   199(d)      $ 47,584        $   313(d)       $   199(d)
Ratios to average net assets:
   Expenses, including
      distribution fees...........       1.75%          2.05%(b)         2.46%(b)         2.50%          2.80%(b)         3.21%(b)
   Expenses, excluding
      distribution fees...........       1.50%          1.80%(b)         2.21%(b)         1.50%          1.80%(b)         2.21%(b)
   Net investment income (loss)...       1.40%         (1.03)%(b)         .75%(b)          .65%         (1.78)%(b)           0%(b)
Portfolio turnover rate...........          9%             4%              15%               9%             4%              15%
Average commission rate paid per
   share..........................   $  .0281        $ .0256          $ .0222         $  .0302        $ .0256          $ .0222

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class A and Class B shares.
(d) Figures are actual and are not rounded to the nearest thousand.
(e) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-65

                                       PRUDENTIAL WORLD FUND, INC.
Financial Highlights                   INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------

                                                                                                      Class Z
                                                      Class C                        -----------------------------------------
                                    --------------------------------------------                                        Year
                                       Year        October 1,      September 23,        Year        October 1,         Ended
                                      Ended           1996            1996(e)          Ended           1996           September
                                     October         Through          Through         October         Through            30,
                                       31,         October 31,     September 30,        31,         October 31,       --------
                                     1997(g)          1996             1996           1997(g)          1996             1996
                                    ----------     -----------     -------------     ----------     -----------       --------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of
   period.........................   $  16.57        $ 16.47          $ 16.54         $  16.59       $   16.48        $  15.25
                                    ----------         -----            -----        ----------     -----------       --------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income (loss)......        .12           (.02)              --              .31            (.01)            .22
Net realized and unrealized gain
   (loss) on investment and
   foreign currency
   transactions...................       1.84            .12             (.07)            1.82             .12            1.20
                                    ----------         -----            -----        ----------     -----------       --------
   Total from investment
      operations..................       1.96            .10             (.07)            2.13             .11            1.42
                                    ----------         -----            -----        ----------     -----------       --------
LESS DISTRIBUTIONS:
Dividends from net investment
   income.........................       (.20)            --               --             (.24)             --            (.19)
Distributions from net realized
   gains..........................       (.20)            --               --             (.20)             --              --
                                    ----------         -----            -----        ----------     -----------       --------
   Total distributions............       (.40)            --               --             (.44)             --            (.19)
                                    ----------         -----            -----        ----------     -----------       --------
Net asset value, end of period....   $  18.13        $ 16.57          $ 16.47         $  18.28       $   16.59        $  16.48
                                    ----------         -----            -----        ----------     -----------       --------
                                    ----------         -----            -----        ----------     -----------       --------
TOTAL RETURN(a)...................      12.04%           .61%            (.42)%          13.13%            .67%           9.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...   $ 12,354        $   200(f)       $   199(f)      $237,976       $ 190,428        $188,386
Average net assets (000)..........   $  7,473        $   202(f)       $   199(f)      $219,419       $ 191,228        $161,356
Ratios to average net assets:
   Expenses, including
      distribution fees...........       2.50%          2.80%(b)         3.21%(b)         1.50%           1.80%(b)        1.61%(c)
   Expenses, excluding
      distribution fees...........       1.50%          1.80%(b)         2.21%(b)         1.50%           1.80%(b)        1.61%(c)
   Net investment income (loss)...        .65%         (1.78)%(b)           0%(b)         1.65%           (.78)%(b)       1.58%(c)
Portfolio turnover rate...........          9%             4%              15%               9%              4%             15%
Average commission rate paid per
   share..........................   $  .0281        $ .0256          $ .0222         $  .0302       $   .0256        $  .0222

                                                               November 5,
                                                                 1992(d)
                                                                 Through
                                                              September 30,
                                      1995         1994           1993
                                    --------     --------     -------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of
   period.........................  $  14.84     $  12.35        $ 10.00
                                    --------     --------         ------
Income from investment
   operations:
Net investment income (loss)......       .18(c)       .13(c)         .16(c)
Net realized and unrealized gain
   (loss) on investment and
   foreign currency
   transactions...................       .66         2.54           2.21
                                    --------     --------         ------
   Total from investment
      operations..................       .84         2.67           2.37
                                    --------     --------         ------
Less distributions:
Dividends from net investment
   income.........................      (.10)        (.03)          (.02)
Distributions from net realized
   gains..........................      (.33)        (.15)            --
                                    --------     --------         ------
   Total distributions............      (.43)        (.18)          (.02)
                                    --------     --------         ------
Net asset value, end of period....  $  15.25     $  14.84        $ 12.35
                                    --------     --------         ------
                                    --------     --------         ------
TOTAL RETURN(a)...................      5.95%       21.71%         23.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...  $136,685     $102,824        $31,708
Average net assets (000)..........  $118,927     $ 68,476        $14,491
Ratios to average net assets:
   Expenses, including
      distribution fees...........      1.60%(c)     1.60%(c)       1.60%(c      b)
   Expenses, excluding
      distribution fees...........      1.60%(c)     1.60%(c)       1.60%(c      b)
   Net investment income (loss)...      1.58%(c)     1.08%(c)       1.44%(c      b)
Portfolio turnover rate...........        20%          21%            15%
Average commission rate paid per
   share..........................       N/A          N/A            N/A

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies/recoveries, as applicable.
(b) Annualized.
(c) Net of expense subsidy/recovery.
(d) Commencement of investment operations.
(e) Commencement of offering of Class C shares.
(f) Figures are actual and are not rounded to the nearest thousand.
(g) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-66

                                            PRUDENTIAL WORLD FUND, INC.
Report of Independent Accountants           INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Prudential World Fund, Inc., International Stock Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential World Fund, Inc., International Stock Series (the "Fund", one of the portfolios two series constituting Prudential World Fund, Inc.) at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provides a reasonable basis for the opinion expressed above. The accompanying statement of changes in net assets for the period October 1, 1996 through October 31, 1996 and the year ended September 30, 1996 and the financial highlights for each of the periods prior to the year ended October 31, 1997 were audited by other independent accountants, whose opinion dated November 27, 1996 was unqualified.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
December 23, 1997
--------------------------------------------------------------------------------
                                       B-67

                                               PRUDENTIAL WORLD FUND, INC.
Change of Auditors                             INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------

Effective March 1, 1997, Deloitte & Touche LLP was terminated as the Fund's auditors. For the years ended September 30, 1993 through October 31, 1996, Deloitte & Touche LLP expressed an unqualified opinion on the Series' financial statements. There were no disagreements between Fund management and Deloitte & Touche LLP prior to their termination. The Board of Directors approved the termination of Deloitte & Touche LLP and the appointment of Price Waterhouse LLP as the Fund's independent accountants.

                                                     PRUDENTIAL WORLD FUND
Independent Auditors' Report                         INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Directors
Prudential World Fund, Inc., International Stock Series

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Prudential World Fund, Inc., International Stock Series, as of October 31, 1996 and September 30, 1996, the related statements of operations for the period October 1, 1996 through October 31, 1996 and the year ended September 30, 1996 and of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of September 30, 1996 and October 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential World Fund, Inc., International Stock Series, as of September 30, 1996 and October 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
November 27, 1996

                    APPENDIX--GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

ASSET ALLOCATION

     Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

     Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

                                     App-1

                      APPENDIX--HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

     This chart shows the long-term performance of various asset classes and the rate of inflation.

                            [GRAPHIC REPRESENTATION]

Source: Stocks, Bonds, Bills and Inflation 1997 Yearbook, Ibbotson Associates, Chicago, Illinois (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the U.S. government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

Impact of Inflation. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

                                     App-2

     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 to December 1996. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of either Series or of any sector in which a Series invests.

     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.


            HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

--------------------------------------------------------------------------------------------------------

YEAR                       1987    1988    1989    1990    1991    1992    1993    1994    1995    1996
----                       ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
U.S. Government
Treasury Bonds(1)          2.0%    7.0%    14.4%    8.5%   15.3%   7.2%    10.7%   -3.4%   18.4%    2.7%

U.S. Government
Mortgage
Securities(2)              4.3%    8.7%    15.4%   10.7%   15.7%   7.0%     6.8%   -1.6%   16.8%    5.4%

U.S. Investment Grade
Corporate Bonds(3)         2.6%    9.2%    14.1%    7.1%   18.5%   8.7%    12.2%   -3.9%   22.3%    3.3%

U.S. High Yield
Corporate Bonds(4)         5.0%   12.5%     0.8%   -9.6%   46.2%  15.8%    17.1%   -1.0%   19.2%   11.4%

World Government
Bonds(5)                  35.2%    2.3%    -3.4%   15.3%   16.2%   4.8%    15.1%    6.0%   19.6%    4.1%

Difference between
highest and lowest
returns percent           33.2%   10.2%    18.8%   24.9%   30.9%  11.0%    10.3%    9.9%    5.5%    8.7%

--------------------------------------------------------------------------------------------------------

-------------
(1)  LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over
     150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National
     Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation
     (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S.
     dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4)  LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over
     750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or
     Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5) SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada,
     Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and
     Austria. All bonds in the index have maturities of at least one year.


                                     App-3

This chart illustrates the performance of major world stock markets for the period from December 31, 1986 through September 30, 1997. It does not represent the performance of any Prudential Mutual Fund.

                            [GRAPHIC REPRESENTATION]


Source: Morgan Stanley Capital International (MSCI) based on data retrieved from Lipper Analytical New Application (LANA) as of 9/30/97. Morgan Stanley country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.

This chart shows the growth of a hypothetical $10,000 investment made in the stock representing the S&P 500 stock index with and without reinvested dividends. As of 12/31/96.




                            [GRAPHIC REPRESENTATION]



Source: Lipper Analytical New Application (LANA). This chart is for illustrative purposes only and is not representative of the past, present or future performance of any Prudential Mutual Fund. Common Stock total returns are based on the S&P 500 Index, a market-value weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot buy or invest in market indices.

                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                           WORLD TOTAL: 12.7 TRILLION



                            [GRAPHIC REPRESENTATION]



Source: Morgan Stanley Capital International, September 30, 1997. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MCSI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.


                                     App-4

     This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

              LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1996)



                            [GRAPHIC REPRESENTATION]



----------

Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1994. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

     The following chart, although not relevant to share ownership in the Fund, may provide useful information about the effects of a hypothetical investment diversified over different asset portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1976 through December 31, 1996. The horizontal "Best Returns Zone" band shows that a hypothetical blended portfolio constructed of one-third U.S. stocks (S&P
500), one-third foreign stocks (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.

              THE RANGE OF ANNUAL TOTAL RETURNS FOR MAJOR STOCK &
                       BOND INDICES OVER THE PAST 20 YEARS
                              (12/31/76-12/31/96)*



                            [GRAPHIC REPRESENTATION]



----------
*Source: Prudential Investment Corporation based on data from Lipper Analytical New Application (LANA). Past performance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements. The Morgan Stanley EAFE Index is an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. government and agency issues, 15 and 30 year fixed-rate government agency mortgage securities, dollar denominated SEC registered corporate and government securities, as well as asset-backed securities. Investors cannot invest directly in stock or bond market indices.

                                     App-5

                  APPENDIX--INFORMATION RELATING TO PRUDENTIAL

     Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1996 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.


INFORMATION ABOUT PRUDENTIAL

     The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1996. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs almost 81,000 persons worldwide, and maintains a sales force of approximately 11,500 agents and nearly 6,400 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

     Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 50 million people worldwide. Long one of the largest issuers of individual life insurance, the Prudential has 22 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for approximately 1.6 million cars and insures approximately 1.2 million homes.

     Money Management. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1996, Prudential had more than $332 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals. In Pensions & Investments, May 12, 1997, Prudential was ranked third in terms of total assets under management.

     Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents and more than 1,100 offices in the United States.(2)

     Healthcare. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.6 million Americans receive healthcare from a Prudential managed care membership.

     Financial Services. The Prudential Bank, a wholly-owned subsidiary of Prudential, has over $1 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS


     As of August 31, 1997, Prudential Investments Fund Management is the seventeenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

     The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

----------

(1) Prudential Investments, a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc. Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Prudential Active Balance Fund a portfolio of Prudential Dryden Fund and Mercator Asset Management, L.P. as subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc., and BlackRock Financial Management, Inc. as subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.

(2)  As of December 31, 1996.


                                     App-6

     From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

     Equity Funds. Forbes magazines listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

     High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

     Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

     Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

     Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

     Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

     Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

      Prudential Mutual Funds' global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

     Trading Data.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets(5). Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

----------

(3) As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.

(4) Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management LLC, a division of PIC, for the year ended December 31, 1995.

(5) Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.

(6)  As of December 31, 1994.

                                     App-7

     Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

INFORMATION ABOUT PRUDENTIAL SECURITIES

     Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,400 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI.(7)

     Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities Financial Advisor training programs received a grade of A- (compared to an industry average of B+).

     In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities analysts were ranked as first-team finishers.(8)

     In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect(SM), a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

     For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial advisor or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

----------

(7)  As of December 31, 1994.

(8) In 1995, Institutional Investor magazine surveyed more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in approximately 80 industry sectors. Scores were produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sent its survey to more than 2,000 institutions, including a group of European and Asian institutions. This survey is conducted annually.

                                     App-8

              DESCRIPTION OF S&P, MOODY'S AND DUFF & PHELPS RATINGS

DESCRIPTION OF S&P CORPORATE BOND RATINGS:

     AAA - Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, or C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

     Aaa - Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well-safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                     App-9

DESCRIPTION OF DUFF & PHELPS BOND RATINGS:

     AAA - Bonds rated AAA by Duff & Phelps are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA+, AA, AA- - Bonds rated AA+, AA or AA- are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A+, A, A- - Bonds rated A+, A or A- have protection factors which are average but adequate; however, risk factors are more variable and greater in periods of economic stress.

     BBB+, BBB, BBB- - Bonds rated BBB+, BBB or BBB- have below average protection factors but are still considered sufficient for prudent investment. These bonds demonstrate considerable variability in risk during economic cycles.

     BB+, BB, BB- - Bonds rated BB+, BB, or BB- are below investment grade but are still deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

     B+, B, B- - Bonds rated B+, B, or B- are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     CCC - Bonds rated CCC are well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

     DD - Bonds rated DD are defaulted debt obligations. The issuer failed to meet scheduled principal and/or interest payments.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

     Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

DESCRIPTION OF DUFF & PHELPS COMMERCIAL PAPER RATING:

     Duff & Phelps commercial paper ratings are divided into three categories, ranging from "1" for the highest quality obligations to "3" for the lowest. No ratings are issued for companies whose paper is not deemed investment grade. Issues assigned the Duff 1 rating are considered top grade. This category is further divided into three gradations as follows: Duff 1 plus -- highest certainty of timely payment, short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations; Duff 1 -- very high certainty of timely payment, liquidity factors are excellent and supported by strong fundamental protection factors, risk factors are minor; Duff 1 minus-high certainty of timely payment, liquidity factors are strong and supported by good fundamental protection factors, risk factors are very small. Issues rated Duff 2 represent a good certainty of timely payment; liquidity factors and company fundamentals are sound; although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good; risk factors are small. Duff 3 represents a satisfactory grade; satisfactory liquidity and other protection factors qualify issue as to investment grade; risk factors are larger and subject to more variation; nevertheless timely payment is expected.

                                     App-10